                                                                      A VARIABLE
                                                                  ANNUITY ISSUED
                                                                      BY GENERAL
                                                                   AMERICAN LIFE
                                                               INSURANCE COMPANY

                                                                             / /
                                                                       GT GLOBAL
                                                                       ALLOCATOR

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                      [LOGO]

TABLE
OF CONTENTS

Reports on the
Funds................          1

Funds'
Financial
Statements...........         F1

Portfolio  holdings and views of
the Funds' managers described in
this semiannual report are as of
the date of  the report,  unless
otherwise noted, and are subject
to change.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Understanding the
Performance Tables
The GT Global Allocator variable annuity issued by General American
Life Insurance
Company offers 14 Variable Divisions within the annuity's Separate
Accounts Twenty-
Eight and Twenty-Nine to which contract owners may allocate premiums.
The performance data shown in the upper left hand corner of each report are for the GT
Global Variable Divisions and their corresponding GT Global Variable
Funds, which are
the underlying investment vehicles for the Divisions. No annuity contract owner can invest directly in the GT Global Variable Funds.
Division performance reflects the corresponding Fund performance, less the separate account annual charges of 1.4% (mortality and expense risk charge).
Division
performance is shown both with and without surrender charges. Maximum surrender charges are 6% in the first year, decreasing one percentage point annually thereafter for each premium. Fund performance assumes all Fund expenses but not the charges and expenses of the annuity or separate account described above. None of the performance returns reflect the $30 administration fee for annuity contracts less than $20,000.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate; therefore, an investor's units, when surrendered, may be worth more or less than their original cost. From time to time, the investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower.
Waivers and/or reimbursements are subject to change.
Fund holdings and geographic allocations will change as market conditions change.
GT Global, Inc., Distributor and Principal Underwriter.
Policy Form #10079

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            2.03%             -3.97%
Life of Fund                      8.35%              8.22%
Fund Performance
Average Annualized
1 Year                            3.46%
Life of Fund                      9.87%

PERFORMANCE

Over the six-month period ending June 30, 1998, the Fund returned a total of 0.84%. During the same time frame, total return for the JP Morgan Global Government Bond Index(1) was 3.27%; -0.25% for the JP Morgan Emerging Markets Bond Index (EMBI) (Brady).(2)

MARKET REVIEW

The Japanese economy is still at the center of the Asian crisis and its recovery is key to resolution. The Japanese economy is officially in recession for the first time since 1974. As the world's second-largest economy, its lack of growth has prolonged and deepened the Asian crisis. Now, as global risk premiums have increased, the turmoil is beginning to spread and capital is fleeing to safer havens, most notably the U.S.

As a result, many currencies are depreciating and hitting historic lows versus a rocketing U.S. dollar. The rising dollar is a symptom, not the cause, of global instability: we believe higher interest rates and intervention will not stop its ascent; only true economic reform in Asia will. Outright currency intervention--most notably in Japan, Australia, and South Africa--and high interest rate policies--in Thailand, Indonesia, Russia, and Mexico--have proven ineffective and failed to stem the flight of capital.

Recent global instability has led to decreased domestic demand and investment in the affected countries. Reduced demand and excess manufacturing capacity continue to impact the industrialized world through a decrease in exports. In this environment, we expect inflation will remain contained, making it difficult for America or continental European countries to raise interest rates. We view this as a potentially positive development for the Fund.

OUTLOOK

Looking ahead, we believe global bonds may trade in a narrow range with a bias towards lower rates. In this benign inflationary environment, investments based on credit spreads and certain emerging markets could perform well. The main risk to this outlook is if the Asian or Russian crisis is not contained. If these issues are not resolved, we feel they have the potential to ignite global asset price deflation, causing credit risk premiums to dramatically expand, while the U.S. dollar continues to appreciate.

In currency markets, the U.S. dollar has appreciated for the last three-and-a-half years based on the benefits of stronger economic factors such as low interest rates and inflation. But as European growth is taking hold, we feel inflation, growth, and the gap between the higher European rates compared to U.S. rates should continue to narrow. Additionally, we feel the rising U.S. current account deficit could negatively weigh on the dollar.

The level of the dollar versus the yen is driven by two factors: short-term fear and long-term fundamentals. In the short term, volatility has increased substantially as market participants have sold dollars on the slightest hint of official intervention. In the long term, intervention has given Japanese authorities a window of stability in which to enact much-needed economic reform.

But even if reforms are enacted, the significant restructuring of the Japanese economy would most likely imply weaker domestic demand, higher public debt and looser monetary policy. If no reforms are enacted, however, the economy will continue to contract. Either way, then, we believe the yen will weaken for the foreseeable future.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE STRATEGIC INCOME     JP MORGAN GLOBAL GOVERNMENT BOND      JP MORGAN EMBI
10-Feb-93                                  $10,000                                $10,000            $10,000
28-Feb-93                                  $10,008                                $10,209            $10,118
31-Mar-93                                  $10,078                                $10,366            $10,646
30-Apr-93                                  $10,082                                $10,555            $10,860
31-May-93                                  $10,143                                $10,622            $11,229
30-Jun-93                                  $10,521                                $10,630            $11,622
31-Jul-93                                  $10,871                                $10,635            $12,106
31-Aug-93                                  $11,459                                $10,950            $12,349
30-Sep-93                                  $11,502                                $11,065            $12,511
31-Oct-93                                  $12,168                                $11,060            $13,565
30-Nov-93                                  $11,986                                $10,979            $13,429
31-Dec-93                                  $12,755                                $11,092            $14,249
31-Jan-94                                  $12,842                                $11,196            $14,288
28-Feb-94                                  $11,553                                $11,073            $13,099
31-Mar-94                                  $10,506                                $11,022            $11,601
30-Apr-94                                  $10,396                                $11,014            $11,606
31-May-94                                  $10,569                                $10,923            $12,408
30-Jun-94                                  $10,447                                $11,052            $11,409
31-Jul-94                                  $10,482                                $11,156            $11,689
31-Aug-94                                  $10,856                                $11,127            $12,524
30-Sep-94                                  $11,053                                $11,183            $12,647
31-Oct-94                                  $10,975                                $11,350            $12,289
30-Nov-94                                  $10,878                                $11,207            $12,414
31-Dec-94                                  $10,575                                $11,233            $11,588
31-Jan-95                                  $10,487                                $11,461            $11,187
28-Feb-95                                  $10,438                                $11,756            $10,604
31-Mar-95                                  $10,579                                $12,354            $10,304
30-Apr-95                                  $11,130                                $12,551            $11,411
31-May-95                                  $11,584                                $12,901            $12,416
30-Jun-95                                  $11,615                                $12,982            $12,657
31-Jul-95                                  $11,614                                $13,043            $12,666
31-Aug-95                                  $11,614                                $12,681            $12,965
30-Sep-95                                  $11,884                                $12,966            $13,411
31-Oct-95                                  $11,946                                $13,093            $13,274
30-Nov-95                                  $12,233                                $13,239            $13,738
31-Dec-95                                  $12,637                                $13,403            $14,779
31-Jan-96                                  $13,170                                $13,265            $16,081
29-Feb-96                                  $12,686                                $13,188            $14,951
31-Mar-96                                  $12,804                                $13,168            $15,334
30-Apr-96                                  $13,109                                $13,119            $16,106
31-May-96                                  $13,273                                $13,132            $16,306
30-Jun-96                                  $13,472                                $13,247            $16,758
31-Jul-96                                  $13,700                                $13,491            $16,885
31-Aug-96                                  $13,995                                $13,547            $17,433
30-Sep-96                                  $14,518                                $13,622            $18,522
31-Oct-96                                  $14,760                                $13,892            $18,570
30-Nov-96                                  $15,278                                $14,090            $19,610
31-Dec-96                                  $15,364                                $13,992            $19,828
31-Jan-97                                  $15,473                                $13,642            $20,544
28-Feb-97                                  $15,570                                $13,548            $20,913
31-Mar-97                                  $15,134                                $13,445            $20,097
30-Apr-97                                  $15,316                                $13,369            $20,779
31-May-97                                  $15,721                                $13,685            $21,614
30-Jun-97                                  $16,046                                $13,840            $22,117
31-Jul-97                                  $16,374                                $13,790            $23,183
31-Aug-97                                  $16,320                                $13,773            $22,955
30-Sep-97                                  $16,789                                $14,078            $23,723
31-Oct-97                                  $16,169                                $14,377            $21,170
30-Nov-97                                  $16,302                                $14,204            $22,692
31-Dec-97                                  $16,462                                $14,188            $23,031
31-Jan-98                                  $16,524                                $14,331            $22,900
28-Feb-98                                  $16,784                                $14,437            $23,651
31-Mar-98                                  $17,026                                $14,329            $24,239
30-Apr-98                                  $17,145                                $14,549            $24,253
31-May-98                                  $16,861                                $14,612            $23,529
30-Jun-98                                  $16,601                                $14,652            $22,974

The chart above shows the performance of the Fund since inception, compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The JP Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(2) The JP Morgan EMBI (Brady) is a market value-weighted average of Brady bonds from 10 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            7.04%              1.04%
Life of Fund                      3.97%              3.82%
Fund Performance
Average Annualized
1 Year                            8.54%
Life of Fund                      5.42%

PERFORMANCE

Over the six-month period ending June 30, 1998, the Fund returned a total of 3.76%. During the same time frame, total return for the JP Morgan Global Government Bond Index(1) was 3.27%.

MARKET REVIEW

The Japanese economy is still at the center of the Asian crisis and its recovery is the key to the crisis' resolution. The Japanese economy is officially in recession for the third time this decade. As the world's second-largest economy, its lack of growth has prolonged and deepened the Asian crisis. Now, as global risk premiums have increased, the turmoil is beginning to spread and capital is fleeing to safer havens, most notably the U.S.

As a result, many currencies are depreciating and hitting historic lows versus a rocketing U.S. dollar. The rising dollar is a symptom, not the cause, of global instability: we believe higher interest rates and intervention will not stop its ascent; only true economic reform in Asia will. Outright currency intervention--most notably in Japan, Australia, and South Africa--and high interest rate policies--in Thailand, Indonesia, Russia, and Mexico--have proven ineffective and failed to stem the flight of capital.

Recent global instability has led to decreased domestic demand and investment in the affected countries. Reduced demand and excess manufacturing capacity continue to impact the industrialized world through a decrease in exports. In this environment, we expect inflation will remain contained, making it difficult for America or continental European countries to raise interest rates. We view this as a potentially positive development for the Fund.

OUTLOOK

Looking ahead, we believe global bonds may trade in a narrow range with a bias towards lower rates. In this benign inflationary environment, investments based on credit spreads and in certain emerging markets could perform well. The main risk to this outlook is if the Asian or Russian crisis is not contained. If these issues are not resolved, we feel they have the potential to ignite global asset price deflation, causing credit risk premiums to dramatically expand, while the U.S. dollar continues to appreciate.

In currency markets, the U.S. dollar has appreciated for the last three-and-a-half years based on the benefits of stronger economic factors such as low interest rates and inflation. But as European growth is taking hold, we feel inflation, growth, and the gap between the higher European rates compared to U.S. rates should continue to narrow. Additionally, we feel the rising U.S. current account deficit could negatively weigh on the dollar.

The level of the dollar versus the yen is driven by two factors: short-term fear and long-term fundamentals. In the short term, volatility has increased substantially as market participants have sold dollars on the slightest hint of official intervention. In the long term, intervention has given Japanese authorities a window of stability in which to enact much-needed economic reform.

But even if reforms are enacted, the significant restructuring of the Japanese economy would most likely imply weaker domestic demand, higher public debt, and looser monetary policy. If no reforms are enacted, however, the economy will continue to contract. Either way, then, we believe the yen should weaken for the foreseeable future.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE TELECOMMUNICATIONS     MSCI WORLD      MSCI TELECOMMUNICATIONS     SALOMON GLOBAL TELECOM
10/18/93                                     $10,000        $10,000                      $10,000                    $10,000
10/31/93                                     $10,008        $10,020                       $9,995                    $10,125
11/30/93                                      $9,942         $9,455                       $9,469                     $9,546
12/31/93                                     $10,892         $9,919                       $9,640                    $10,170
1/31/94                                      $11,358        $10,575                      $10,078                    $10,979
2/28/94                                      $11,033        $10,440                       $9,421                    $10,387
3/31/94                                      $10,167         $9,991                       $9,138                     $9,823
4/30/94                                      $10,402        $10,302                       $9,449                     $9,919
5/31/94                                      $10,485        $10,330                       $9,517                     $9,874
6/30/94                                      $10,226        $10,303                       $9,485                     $9,783
7/31/94                                      $10,927        $10,501                       $9,783                    $10,181
8/31/94                                      $11,662        $10,819                      $10,105                    $10,724
9/30/94                                      $11,562        $10,537                       $9,830                    $10,414
10/31/94                                     $11,871        $10,838                      $10,062                    $10,543
11/30/94                                     $11,370        $10,370                       $9,390                     $9,856
12/31/94                                     $11,670        $10,473                       $9,382                     $9,675
1/31/95                                      $11,529        $10,317                       $9,610                     $9,503
2/28/95                                      $11,337        $10,470                       $9,622                     $9,171
3/31/95                                      $11,345        $10,977                       $9,829                     $9,598
4/30/95                                      $11,662        $11,361                       $9,975                     $9,849
5/31/95                                      $12,422        $11,461                      $10,147                     $9,868
6/30/95                                      $13,422        $11,459                      $10,334                    $10,036
7/31/95                                      $14,552        $12,035                      $10,600                    $10,430
8/31/95                                      $14,920        $11,769                      $10,863                    $10,586
9/30/95                                      $15,399        $12,114                      $11,533                    $10,874
10/31/95                                     $14,166        $11,926                      $11,420                    $10,526
11/30/95                                     $14,423        $12,342                      $11,519                    $10,693
12/31/95                                     $14,432        $12,705                      $11,903                    $10,931
1/31/96                                      $14,594        $12,937                      $12,136                    $11,166
2/29/96                                      $15,579        $13,018                      $12,061                    $11,078
3/31/96                                      $15,476        $13,237                      $11,908                    $11,058
4/30/96                                      $17,231        $13,551                      $12,317                    $11,497
5/31/96                                      $18,018        $13,565                      $12,215                    $11,467
6/30/96                                      $17,746        $13,636                      $12,211                    $11,551
7/31/96                                      $16,208        $13,157                      $11,419                    $10,974
8/31/96                                      $16,939        $13,311                      $11,503                    $11,196
9/30/96                                      $17,024        $13,834                      $11,666                    $11,337
10/31/96                                     $16,255        $13,933                      $11,925                    $11,464
11/30/96                                     $17,024        $14,717                      $12,603                    $12,071
12/31/96                                     $17,223        $14,483                      $13,013                    $12,464
1/31/97                                      $18,524        $14,660                      $13,375                    $12,811
2/28/97                                      $17,603        $14,831                      $13,541                    $12,969
3/31/97                                      $16,673        $14,541                      $13,454                    $12,886
4/30/97                                      $16,844        $15,018                      $13,718                    $13,139
5/31/97                                      $18,363        $15,948                      $14,859                    $14,232
6/30/97                                      $19,243        $16,746                      $15,534                    $14,878
7/31/97                                      $21,044        $17,520                      $15,806                    $15,139
8/31/97                                      $20,031        $16,351                      $14,684                    $14,064
9/30/97                                      $21,897        $17,241                      $15,669                    $15,008
10/31/97                                     $20,074        $16,337                      $14,940                    $14,310
11/30/97                                     $19,603        $16,628                      $16,059                    $15,382
12/31/97                                     $19,731        $16,834                      $16,729                    $16,023
1/31/98                                      $19,946        $17,305                      $17,569                    $16,827
2/28/98                                      $21,865        $18,479                      $18,474                    $17,694
3/31/98                                      $23,774        $19,262                      $20,445                    $19,582
4/30/98                                      $23,870        $19,453                      $20,085                    $19,237
5/31/98                                      $23,077        $19,212                      $19,663                    $18,833
6/30/98                                      $24,012        $19,671                      $20,636                    $19,765

The chart above shows the performance of the Fund since inception, compared to the JP Morgan Global Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The JP Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            8.42%              2.42%
Life of Fund                      3.75%              3.59%
Fund Performance
Average Annualized
1 Year                            9.94%
Life of Fund                      5.21%

PERFORMANCE

The Fund's total return for the six months ended June 30, 1998, was 3.79%; total return for the JP Morgan U.S. Government Bond Index(1) over the same period was 4.26%.

MARKET REVIEW

Fixed income markets continued to be buffeted by overseas turmoil during the first half of 1998. Early in January, the market was expecting an imminent reduction in rates by the Federal Reserve Board (the Fed) to counteract the negative effects from the Asian economic crises. However, as it became apparent that the U.S. economy remained strong, the Fed changed its position from a neutral stance to one with a bias toward raising rates. During this period the yields on Treasuries traded within a narrow range and ended the second quarter lower across all maturities. The yields on the two-year note and long bond declined by 17 and 30 basis points, respectively, for the six months ended June 30.

Fueled by low interest rates and strong stock and labor markets, the U.S. economy continued its solid growth in the first quarter of 1998, rising at a 5.5% annual rate. Despite this rapid growth, inflation remained contained, with the annualized rate running between 1% and 2%. During the 12 months ended June 30, the Consumer Price Index rose 1.7%. As the second quarter came to a close, it appeared that the economy was finally slowing in response to the Asian influence and the strike at General Motors. This was confirmed when second quarter GDP was reported as an increase of 1.4%.

During this period, the Fed remained on watch for signs of incipient inflation, which never appeared. As the Asia situation continued to unfold, the Fed remained hesitant to raise rates. As a result, the Federal Funds target remained at 5.5% throughout the reporting period.

OUTLOOK

As the third quarter opened, most market participants were expecting the Fed to remain on the sidelines for the foreseeable future, though opinion remained divided about its next move. Some were concerned that strong U.S. growth would generate inflationary pressures, leading to a tighter Fed policy. Others remained concerned that Asia's dampening effects on the U.S. would eventually encourage the Fed to lower rates. With the flat yield curve and all the uncertainty about the future direction of rates and where the stock market is headed, Fund managers will continue to remain cautious.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE GROWTH & INCOME     MSCI WORLD     JP MORGAN GLOBAL GOVT.
10-Feb-93                                   $10,000        $10,000                    $10,000
28-Feb-93                                   $10,008        $10,102                    $10,161
31-Mar-93                                   $10,228        $10,689                    $10,317
30-Apr-93                                   $10,261        $11,187                    $10,505
31-May-93                                   $10,361        $11,447                    $10,572
30-Jun-93                                   $10,437        $11,352                    $10,580
31-Jul-93                                   $10,673        $11,588                    $10,585
31-Aug-93                                   $11,145        $12,121                    $10,898
30-Sep-93                                   $11,155        $11,899                    $11,013
31-Oct-93                                   $11,460        $12,229                    $11,008
30-Nov-93                                   $11,333        $11,539                    $10,928
31-Dec-93                                   $11,775        $12,106                    $11,039
31-Jan-94                                   $12,135        $12,906                    $11,143
28-Feb-94                                   $11,639        $12,741                    $11,021
31-Mar-94                                   $11,312        $12,194                    $10,970
30-Apr-94                                   $11,467        $12,573                    $10,962
31-May-94                                   $11,355        $12,608                    $10,872
30-Jun-94                                   $11,278        $12,575                    $11,000
31-Jul-94                                   $11,573        $12,816                    $11,104
31-Aug-94                                   $11,721        $13,204                    $11,075
30-Sep-94                                   $11,455        $12,860                    $11,130
31-Oct-94                                   $11,796        $13,228                    $11,297
30-Nov-94                                   $11,394        $12,656                    $11,154
31-Dec-94                                   $11,439        $12,781                    $11,180
31-Jan-95                                   $11,360        $12,592                    $11,407
28-Feb-95                                   $11,580        $12,778                    $11,700
31-Mar-95                                   $11,590        $13,396                    $12,296
30-Apr-95                                   $11,821        $13,866                    $12,492
31-May-95                                   $12,114        $13,987                    $12,841
30-Jun-95                                   $12,059        $13,986                    $12,921
31-Jul-95                                   $12,417        $14,688                    $12,982
31-Aug-95                                   $12,166        $14,363                    $12,621
30-Sep-95                                   $12,471        $14,785                    $12,905
31-Oct-95                                   $12,597        $14,555                    $13,031
30-Nov-95                                   $12,813        $15,063                    $13,177
31-Dec-95                                   $13,211        $15,506                    $13,340
31-Jan-96                                   $13,301        $15,789                    $13,203
29-Feb-96                                   $13,392        $15,888                    $13,126
31-Mar-96                                   $13,410        $16,156                    $13,106
30-Apr-96                                   $13,483        $16,538                    $13,057
31-May-96                                   $13,647        $16,556                    $13,071
30-Jun-96                                   $13,694        $16,642                    $13,185
31-Jul-96                                   $13,602        $16,057                    $13,428
31-Aug-96                                   $13,951        $16,245                    $13,484
30-Sep-96                                   $14,200        $16,884                    $13,558
31-Oct-96                                   $14,653        $17,005                    $13,827
30-Nov-96                                   $15,245        $17,961                    $14,024
31-Dec-96                                   $15,368        $17,676                    $13,927
31-Jan-97                                   $15,247        $17,892                    $13,578
28-Feb-97                                   $15,489        $18,101                    $13,484
31-Mar-97                                   $15,555        $17,746                    $13,382
30-Apr-97                                   $15,649        $18,329                    $13,306
31-May-97                                   $16,295        $19,464                    $13,621
30-Jun-97                                   $16,706        $20,438                    $13,775
31-Jul-97                                   $17,257        $21,382                    $13,725
31-Aug-97                                   $16,516        $19,955                    $13,708
30-Sep-97                                   $17,477        $21,042                    $14,012
31-Oct-97                                   $17,162        $19,938                    $14,309
30-Nov-97                                   $17,315        $20,294                    $14,137
31-Dec-97                                   $17,860        $20,544                    $14,122
31-Jan-98                                   $18,062        $21,120                    $14,264
28-Feb-98                                   $19,108        $22,552                    $14,369
31-Mar-98                                   $19,751        $23,508                    $14,262
30-Apr-98                                   $20,031        $23,741                    $14,481
31-May-98                                   $20,301        $23,447                    $14,543
30-Jun-98                                   $20,611        $24,007                    $14,583

The chart above shows the performance of the Fund since inception, compared to the JP Morgan US Government Bond Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The JP Morgan U.S. Government Bond Index is a market value-weighted index of U.S. Treasury issues with remaining maturities of at least one year. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -28.50%            -32.79%
Life of Fund                      4.14%              3.98%
Fund Performance
Average Annualized
1 Year                          -27.49%
Life of Fund                      5.60%

PERFORMANCE

During the six-month period to June 30, 1998, sentiment toward many Latin American equity markets continued to suffer due to the Asian crisis, which began with the devaluation of the Thai baht in July 1997. The fall in oil prices in March of this year also contributed to softness in several markets, including Mexico and Venezuela.

Against this backdrop, the Fund returned -21.63%. The Morgan Stanley Capital International (MSCI) Emerging Markets Latin America Index returned -19.88% and the International Finance Corporation Investable (IFCI) Latin America Index returned -18.97% over the same period.

In terms of country selection, the Fund performed well against the IFCI Index, with our underweighted positions in Colombia and Mexico contributing on a relative basis. On the other hand, overall stock selection, and in Brazil in particular, lowered Fund returns.

MARKET REVIEW

Of all the Latin American markets, Mexico was initially the least affected by the Asian crisis. However, recent weakness in the price of oil has led to a tightening of Mexico's fiscal policy, which we believe may dampen domestic demand. Moreover, trade accounts have deteriorated somewhat and, as a consequence, the peso may soften.

We are underweighted in Argentina's major oil stocks, which account for about 43% of the stock market's capitalization. However, we are overweighted to banks and other plays on domestic demand, which remain firm. We believe the Argentine banking system is well capitalized and has significant potential for expansion because Argentines have yet to make full use of banking services.

Having been overweighted in Brazil since November, we have recently been trimming our position, although we see promising medium-term returns. We believe Brazil's economic growth is likely to be constrained by the doubling in interest rates, to around 40%, and by the latest fiscal package. Much of the economic reform program's good news has already been discounted by the market. Further progress may also be difficult following the deaths of two key political supporters of President Cardoso.

OUTLOOK

While we felt that valuations in Mexico had become expensive relative to other Latin American markets at the end of 1997, with recent underperformance we see more reasonable valuations appearing.

One example would be in the construction sector, where we have stayed clear of large, heavy civil engineering construction companies but are finding some attractive home builders and cement companies. These companies are enjoying strong demand on the back of a housing shortage and recovery in purchasing power.

Our current stock selection in Brazil concentrates on privatization plays. These companies tend to be less exposed to the economy, which has been sluggish recently, yet are positively affected by progress on political reform and privatization. These stocks should also benefit from any further recovery in sentiment toward the country. We believe that once the government completes its reforms--a gradual process at best--Brazil will have a structure in place that will be able to support accelerated economic growth rates.

Our outlook for Peru is positive. The economy and corporate earnings are recovering from damage caused by El Nino. Meanwhile, we find equity valuations attractive. However, we are avoiding Colombia, where the economy remains weak and political instability continues to be a key issue. We are also not adding to our position in Venezuela, where we believe the fall in the price of oil will contribute to an economic slowdown and, possibly, currency weakness.

We are near to neutrally weighted in Chile. Although we are disappointed by the size of the recent increase in minimum wages, and expect the next fall in interest rates will be delayed, we believe the stock market continues to represent good value.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE LATIN AMERICA     MSCI EMG LATIN AMERICA    IFCI LATIN
10-Feb-93                               $10,000                     $10,000      $10,000
28-Feb-93                               $10,008                      $9,892       $9,600
31-Mar-93                                $9,983                     $10,617      $10,417
30-Apr-93                               $10,017                     $10,112      $10,033
31-May-93                               $10,167                     $10,268      $10,167
30-Jun-93                               $10,017                     $10,938      $10,728
31-Jul-93                               $10,358                     $11,256      $11,035
31-Aug-93                               $10,875                     $12,224      $12,002
30-Sep-93                               $11,192                     $12,382      $12,198
31-Oct-93                               $12,000                     $12,832      $13,022
30-Nov-93                               $12,767                     $13,722      $14,017
31-Dec-93                               $14,733                     $15,509      $16,052
31-Jan-94                               $17,058                     $17,941      $18,208
28-Feb-94                               $16,658                     $17,351      $17,380
31-Mar-94                               $15,708                     $16,118      $16,214
30-Apr-94                               $14,075                     $14,901      $15,025
31-May-94                               $14,285                     $15,750      $15,810
30-Jun-94                               $13,731                     $14,692      $14,597
31-Jul-94                               $14,779                     $15,971      $15,994
31-Aug-94                               $17,766                     $18,560      $18,634
30-Sep-94                               $18,688                     $19,309      $19,461
31-Oct-94                               $18,395                     $18,359      $18,324
30-Nov-94                               $18,395                     $17,840      $18,004
31-Dec-94                               $16,080                     $14,938      $14,550
31-Jan-95                               $13,765                     $13,231      $12,236
28-Feb-95                               $12,070                     $11,235      $10,462
31-Mar-95                               $10,820                     $10,855      $10,149
30-Apr-95                               $12,498                     $12,469      $11,744
31-May-95                               $12,339                     $12,712      $11,775
30-Jun-95                               $12,630                     $12,923      $12,021
31-Jul-95                               $13,102                     $13,377      $12,665
31-Aug-95                               $13,190                     $13,541      $12,844
30-Sep-95                               $12,817                     $13,410      $12,680
31-Oct-95                               $11,658                     $12,301      $11,472
30-Nov-95                               $11,736                     $12,519      $11,869
31-Dec-95                               $12,198                     $12,916      $12,098
31-Jan-96                               $13,377                     $14,252      $13,235
29-Feb-96                               $12,758                     $13,432      $12,536
31-Mar-96                               $12,994                     $13,607      $12,737
30-Apr-96                               $13,740                     $14,354      $13,408
31-May-96                               $14,084                     $14,809      $13,758
30-Jun-96                               $14,112                     $15,176      $14,004
31-Jul-96                               $13,496                     $14,574      $13,386
31-Aug-96                               $14,031                     $14,993      $13,749
30-Sep-96                               $14,455                     $15,326      $14,015
31-Oct-96                               $14,455                     $15,170      $13,753
30-Nov-96                               $14,607                     $15,298      $13,816
31-Dec-96                               $14,940                     $15,753      $14,180
31-Jan-97                               $16,101                     $17,285      $15,487
28-Feb-97                               $16,767                     $18,423      $16,499
31-Mar-97                               $16,282                     $18,143      $16,307
30-Apr-97                               $16,404                     $19,026      $16,989
31-May-97                               $17,332                     $20,365      $18,361
30-Jun-97                               $18,493                     $22,132      $19,837
31-Jul-97                               $19,472                     $23,409      $20,937
31-Aug-97                               $17,353                     $21,197      $19,117
30-Sep-97                               $18,927                     $23,214      $20,731
31-Oct-97                               $15,546                     $18,781      $16,869
30-Nov-97                               $16,141                     $19,426      $17,388
31-Dec-97                               $17,110                     $20,740      $18,331
31-Jan-98                               $15,212                     $18,425      $16,209
28-Feb-98                               $16,081                     $19,384      $17,013
31-Mar-98                               $17,019                     $20,778      $18,126
30-Apr-98                               $16,949                     $20,320      $17,968
31-May-98                               $14,506                     $17,688      $15,729
30-Jun-98                               $13,410                     $16,617      $14,866

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets Latin America and IFCI Latin America indices are market value-weighted averages of companies listed in Argentina, Brazil, Chile, Columbia, Mexico, Peru and Venezuela. Both indices are measured in U.S. dollars and include the effect of reinvested dividends. The MSCI Emerging Markets Latin America Index has an aggregate market capitalization of $293.09 billion, and the IFC Investable Latin America Index has an aggregate market capitalization of $235.4 billiion. The Fund has changed benchmarks to the IFCI Latin America Index because we feel it presents a more accurate reflection of investment opportunities for foreign investors.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           21.66%             15.66%
Life of Fund                     12.79%             12.68%
Fund Performance
Average Annualized
1 Year                           23.37%
Life of Fund                     14.38%

PERFORMANCE

The Fund continued to perform well, returning a total of 15.40% for the six-month period ended June 30, 1998. Total return over the same period was 16.85% for the Morgan Stanley Capital International (MSCI) World Index(1) and 3.27% for the JP Morgan Global Government Bond Index.(2)

Continuing to concentrate the Fund's equity investments in large capitalization stocks has worked to advantage; large cap stocks again outperformed small companies internationally in the first half of 1998. In global fixed income markets, fears that the ongoing Asian crisis would spread to the developed economies of Europe and the U.S. produced a flight to quality. Government bonds in Europe, the UK and the U.S. performed well, as have the Fund's holdings in this asset class.

MARKET REVIEW

The period has been characterized by markedly divergent outcomes in regional investment performance. Broadly, European equities have been exceptionally strong, U.S. stocks made further but less spectacular progress, and Asia and emerging markets rallied feebly before resuming their declines. Government bonds initially provided low returns but began to outperform stocks toward the end of the period.

In Europe, euphoria prevails from the impending advent of the euro and unprecedented merger and acquisition activity, particularly in financial services. Many of the impediments to cross-border mergers between banks and insurers will be effectively abolished by a single currency.

Nonetheless, investors should be aware that we regard some of the optimism surrounding the Euromarkets as excessive, especially those benefiting from, in our view, inappropriate and artificially low interest rates such as those found in Spain, Italy, and Ireland. Because we believe inflation problems in these countries are just a matter of time, we have not exposed the Fund to their markets.

The U.S. economy grew at an annualized rate of 4.8% in the first quarter, far above the trend rate, even though inflation remains effectively non-existent. Corporate profits, meanwhile, continued to grow, driven by another wave of consolidation in key U.S. sectors, namely banking, telecommunications, and pharmaceuticals. We believe the U.S. equity market remains cheap, although this view is contingent on our forecasts for the U.S. bond market proving correct.

Bond markets rose and fell in line with the ebb and flow of the Asian crisis. Recently, however, because Japan is in recession for the third time this decade, Asian economies have wilted again. In addition, as Western companies began to report the first serious Asian profit ramifications, bond markets rallied, carrying yields down to levels not seen since the 1960s--5.6% in both the U.S. and the UK.

We expect inflation to remain low in the West, with the exception of some parts of the European Union. We therefore anticipate valuable real returns from government bonds and, possibly, a sustained period in which they outperform equities. We have a strong preference for U.S. bonds, believing that inflation expectations can only fall from here. We anticipate the U.S. dollar could remain the world's strongest currency and a haven of safety.

OUTLOOK

Notwithstanding the crisis in Asia, we believe the world investment picture is improving. Inflation is low and long-term interest rates are finally beginning to fall, thanks to the recognition of reduced inflation risk. Lower long-term rates should encourage more growth and opportunities worldwide. Technological change, meanwhile, is abolishing geographic barriers and improving life expectancy and living standards.

While we recognize the risk that current rates of equity market returns are unsustainable, with even a chance of a significant setback, we find no merit in bearishness. Under current market conditions, we intend to remain invested in a mix of the world's most blue-chip bond market--the U.S.--and global blue-chip companies, whose valuations we do not regard as excessive.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE GROWTH & INCOME     MSCI WORLD     JP MORGAN GLOBAL GOVT.
10-Feb-93                                   $10,000        $10,000                    $10,000
28-Feb-93                                   $10,008        $10,102                    $10,161
31-Mar-93                                   $10,228        $10,689                    $10,317
30-Apr-93                                   $10,261        $11,187                    $10,505
31-May-93                                   $10,361        $11,447                    $10,572
30-Jun-93                                   $10,437        $11,352                    $10,580
31-Jul-93                                   $10,673        $11,588                    $10,585
31-Aug-93                                   $11,145        $12,121                    $10,898
30-Sep-93                                   $11,155        $11,899                    $11,013
31-Oct-93                                   $11,460        $12,229                    $11,008
30-Nov-93                                   $11,333        $11,539                    $10,928
31-Dec-93                                   $11,775        $12,106                    $11,039
31-Jan-94                                   $12,135        $12,906                    $11,143
28-Feb-94                                   $11,639        $12,741                    $11,021
31-Mar-94                                   $11,312        $12,194                    $10,970
30-Apr-94                                   $11,467        $12,573                    $10,962
31-May-94                                   $11,355        $12,608                    $10,872
30-Jun-94                                   $11,278        $12,575                    $11,000
31-Jul-94                                   $11,573        $12,816                    $11,104
31-Aug-94                                   $11,721        $13,204                    $11,075
30-Sep-94                                   $11,455        $12,860                    $11,130
31-Oct-94                                   $11,796        $13,228                    $11,297
30-Nov-94                                   $11,394        $12,656                    $11,154
31-Dec-94                                   $11,439        $12,781                    $11,180
31-Jan-95                                   $11,360        $12,592                    $11,407
28-Feb-95                                   $11,580        $12,778                    $11,700
31-Mar-95                                   $11,590        $13,396                    $12,296
30-Apr-95                                   $11,821        $13,866                    $12,492
31-May-95                                   $12,114        $13,987                    $12,841
30-Jun-95                                   $12,059        $13,986                    $12,921
31-Jul-95                                   $12,417        $14,688                    $12,982
31-Aug-95                                   $12,166        $14,363                    $12,621
30-Sep-95                                   $12,471        $14,785                    $12,905
31-Oct-95                                   $12,597        $14,555                    $13,031
30-Nov-95                                   $12,813        $15,063                    $13,177
31-Dec-95                                   $13,211        $15,506                    $13,340
31-Jan-96                                   $13,301        $15,789                    $13,203
29-Feb-96                                   $13,392        $15,888                    $13,126
31-Mar-96                                   $13,410        $16,156                    $13,106
30-Apr-96                                   $13,483        $16,538                    $13,057
31-May-96                                   $13,647        $16,556                    $13,071
30-Jun-96                                   $13,694        $16,642                    $13,185
31-Jul-96                                   $13,602        $16,057                    $13,428
31-Aug-96                                   $13,951        $16,245                    $13,484
30-Sep-96                                   $14,200        $16,884                    $13,558
31-Oct-96                                   $14,653        $17,005                    $13,827
30-Nov-96                                   $15,245        $17,961                    $14,024
31-Dec-96                                   $15,368        $17,676                    $13,927
31-Jan-97                                   $15,247        $17,892                    $13,578
28-Feb-97                                   $15,489        $18,101                    $13,484
31-Mar-97                                   $15,555        $17,746                    $13,382
30-Apr-97                                   $15,649        $18,329                    $13,306
31-May-97                                   $16,295        $19,464                    $13,621
30-Jun-97                                   $16,706        $20,438                    $13,775
31-Jul-97                                   $17,257        $21,382                    $13,725
31-Aug-97                                   $16,516        $19,955                    $13,708
30-Sep-97                                   $17,477        $21,042                    $14,012
31-Oct-97                                   $17,162        $19,938                    $14,309
30-Nov-97                                   $17,315        $20,294                    $14,137
31-Dec-97                                   $17,860        $20,544                    $14,122
31-Jan-98                                   $18,062        $21,120                    $14,264
28-Feb-98                                   $19,108        $22,552                    $14,369
31-Mar-98                                   $19,751        $23,508                    $14,262
30-Apr-98                                   $20,031        $23,741                    $14,481
31-May-98                                   $20,301        $23,447                    $14,543
30-Jun-98                                   $20,611        $24,007                    $14,583

The chart above shows the performance of the Fund since inception, compared to various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,571 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The JP Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: October 18, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           23.06%             17.06%
Life of Fund                     18.83%             18.60%
Fund Performance
Average Annualized
1 Year                           24.78%
Life of Fund                     20.49%

PERFORMANCE

The Fund performed well, returning 21.69% over the six-month period ended June 30, 1998, compared to a return of 24.44% for the Morgan Stanley Capital International (MSCI) Telecommunications Index(1) and 23.36% for the Salomon Brothers Global Telecommunications Index.(2) The MSCI World Index(3) returned 16.85% for the same period.

MARKET REVIEW

The period was marked by a recovery from the effects of the Asian crisis in several sectors, including North American technology stocks. Initial concerns about slowing Asian markets were tempered by booming U.S. and European demand and by the realization that Asian-sourced components' prices would be dropping, thus reducing the input costs of many equipment assemblers. Some non-Asian emerging market shares also rebounded as it became apparent that the Asian crisis did not spell imminent currency devaluation for every emerging market.

Since the beginning of 1998, the Fund has benefited largely from share price advances of European telecommunications companies. European stocks have rallied on the back of euphoria over the approach of European Economic and Monetary Union (EMU). In addition, European telecommunications companies, in particular, have performed well as a result of the deregulation of the industry that began in January. Notable European performers included cellular service, wireless equipment manufacturers and UK cable-TV companies.

We remained underweighted in Asia and had sharply limited exposure to Japan. While the brunt of Asia's problems hit in the fourth quarter of 1997, we continued to experience weakness in most of the region's markets throughout the first half of this year; few, if any, telecom stocks were immune to the Asian flu.

OUTLOOK

We think there is potential for continued strong results from the newly deregulated European telecommunications companies in both wireline and wireless services. We also forecast that wireless equipment will remain strong for the rest of the year, though we feel handset margins are bound to narrow over time and may eventually create problems for manufacturers.

We predict that wireless penetration in Europe will continue to expand at a faster pace than is generally expected by Wall Street analysts. We believe a quicker pace of penetration could ultimately be seen in North America as well, but has affected Europe first because of many technical and marketing advantages conferred by the Global System for Mobile Telecommunications, a single standard for cellular communications.

We believe industry consolidation will continue in North America and, possibly, in Europe as well. Even in some of the emerging markets, privatizations and strategic positions taken by large telecommunications companies may eventually lead to increased consolidation and rationalization. All of these trends have the potential to produce higher valuations for telecommunications stocks, from both premiums paid in the marketplace and improved profitability.

In the U.S. we believe the trend toward full competition is gathering momentum. Bell Atlantic's pending agreement with the New York Public Utilities Commission should open the way for state and federal approval of the company's application to offer long-distance service in New York. While this agreement is not entirely a template for other states (Bell Atlantic faces much stiffer competition in New York City than does any other regional Bell in any other city), it does show the possibility for compromises that could allow Baby Bells to offer long-distance and data services, which was their original motivation in agreeing to the Telecom Act of 1996.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE TELECOMMUNICATIONS     MSCI WORLD      MSCI TELECOMMUNICATIONS     SALOMON GLOBAL TELECOM
10/18/93                                     $10,000        $10,000                      $10,000                    $10,000
10/31/93                                     $10,008        $10,020                       $9,995                    $10,125
11/30/93                                      $9,942         $9,455                       $9,469                     $9,546
12/31/93                                     $10,892         $9,919                       $9,640                    $10,170
1/31/94                                      $11,358        $10,575                      $10,078                    $10,979
2/28/94                                      $11,033        $10,440                       $9,421                    $10,387
3/31/94                                      $10,167         $9,991                       $9,138                     $9,823
4/30/94                                      $10,402        $10,302                       $9,449                     $9,919
5/31/94                                      $10,485        $10,330                       $9,517                     $9,874
6/30/94                                      $10,226        $10,303                       $9,485                     $9,783
7/31/94                                      $10,927        $10,501                       $9,783                    $10,181
8/31/94                                      $11,662        $10,819                      $10,105                    $10,724
9/30/94                                      $11,562        $10,537                       $9,830                    $10,414
10/31/94                                     $11,871        $10,838                      $10,062                    $10,543
11/30/94                                     $11,370        $10,370                       $9,390                     $9,856
12/31/94                                     $11,670        $10,473                       $9,382                     $9,675
1/31/95                                      $11,529        $10,317                       $9,610                     $9,503
2/28/95                                      $11,337        $10,470                       $9,622                     $9,171
3/31/95                                      $11,345        $10,977                       $9,829                     $9,598
4/30/95                                      $11,662        $11,361                       $9,975                     $9,849
5/31/95                                      $12,422        $11,461                      $10,147                     $9,868
6/30/95                                      $13,422        $11,459                      $10,334                    $10,036
7/31/95                                      $14,552        $12,035                      $10,600                    $10,430
8/31/95                                      $14,920        $11,769                      $10,863                    $10,586
9/30/95                                      $15,399        $12,114                      $11,533                    $10,874
10/31/95                                     $14,166        $11,926                      $11,420                    $10,526
11/30/95                                     $14,423        $12,342                      $11,519                    $10,693
12/31/95                                     $14,432        $12,705                      $11,903                    $10,931
1/31/96                                      $14,594        $12,937                      $12,136                    $11,166
2/29/96                                      $15,579        $13,018                      $12,061                    $11,078
3/31/96                                      $15,476        $13,237                      $11,908                    $11,058
4/30/96                                      $17,231        $13,551                      $12,317                    $11,497
5/31/96                                      $18,018        $13,565                      $12,215                    $11,467
6/30/96                                      $17,746        $13,636                      $12,211                    $11,551
7/31/96                                      $16,208        $13,157                      $11,419                    $10,974
8/31/96                                      $16,939        $13,311                      $11,503                    $11,196
9/30/96                                      $17,024        $13,834                      $11,666                    $11,337
10/31/96                                     $16,255        $13,933                      $11,925                    $11,464
11/30/96                                     $17,024        $14,717                      $12,603                    $12,071
12/31/96                                     $17,223        $14,483                      $13,013                    $12,464
1/31/97                                      $18,524        $14,660                      $13,375                    $12,811
2/28/97                                      $17,603        $14,831                      $13,541                    $12,969
3/31/97                                      $16,673        $14,541                      $13,454                    $12,886
4/30/97                                      $16,844        $15,018                      $13,718                    $13,139
5/31/97                                      $18,363        $15,948                      $14,859                    $14,232
6/30/97                                      $19,243        $16,746                      $15,534                    $14,878
7/31/97                                      $21,044        $17,520                      $15,806                    $15,139
8/31/97                                      $20,031        $16,351                      $14,684                    $14,064
9/30/97                                      $21,897        $17,241                      $15,669                    $15,008
10/31/97                                     $20,074        $16,337                      $14,940                    $14,310
11/30/97                                     $19,603        $16,628                      $16,059                    $15,382
12/31/97                                     $19,731        $16,834                      $16,729                    $16,023
1/31/98                                      $19,946        $17,305                      $17,569                    $16,827
2/28/98                                      $21,865        $18,479                      $18,474                    $17,694
3/31/98                                      $23,774        $19,262                      $20,445                    $19,582
4/30/98                                      $23,870        $19,453                      $20,085                    $19,237
5/31/98                                      $23,077        $19,212                      $19,663                    $18,833
6/30/98                                      $24,012        $19,671                      $20,636                    $19,765

The chart above shows the performance of the Fund since inception, compared to various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Telecommunications Index is a market value-weighted average of the performance of 35 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The Salomon Brothers Global Telecommunications Index is a market value-weighted average of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalizations of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(3) The MSCI World Index is a market value-weighted average of the performance of 1,571 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -39.01%            -42.67%
Life of Fund                     -5.06%             -5.78%
Fund Performance
Average Annualized
1 Year                          -38.15%
Life of Fund                     -3.72%

PERFORMANCE

During the six months to June 30, 1998, sentiment toward emerging markets failed to recover from the blows dealt by last year's devaluation of the Thai baht. June was a particularly dismal month for the East Asian newly industrialized countries, as investors focused on the perceived problems arising from the falling yen and the impact of the economic contraction taking place in many countries in the region. Falls in the prices of oil and other commodities also had an adverse impact on the stock markets of South Africa, Venezuela, Mexico and Russia. In the case of the latter, investors were also concerned about the government's fiscal problems.

In this difficult environment, the Fund returned -17.85%. The International Finance Corporation (IFC) Global Composite Index returned -15.69% over the same period. On a country selection basis, the Fund performed well against the IFCI Index. Stock selection, on the other hand, caused the Fund to underperform.

MARKET REVIEW

Market weakness reverberated throughout the Fund's largest positions--Mexico, Brazil and South Africa. A fall in the price of oil led to a tightening of Mexico's fiscal policy, which we think may dampen domestic demand. Moreover, trade accounts have deteriorated somewhat and, as a consequence, we believe the peso may soften. Against these negative factors, inflation has stabilized, interest rates could decline from here, and we are able to identify a range of attractive stocks.

We believe Brazil's economic growth is likely to be constrained by the doubling in interest rates, to around 40%, and by the latest fiscal package. Much of the good news about the economic reform program has already been discounted by the market. Further progress may also be difficult following the deaths of two key political supporters of President Cardoso. Although we are still overweighted relative to the index, we have begun to trim our positions somewhat. In terms of stock selection, we are concentrating on privatization plays.

We have continued to realize profits in South Africa and are currently underweighted relative to the index. Short-term inflows of capital have boosted money supply growth with the consequence that bond yields have risen. Most analysts are recognizing weakness in the economy and revising down their earnings forecasts. We feel valuations are demanding.

OUTLOOK

In our opinion, the environment in Asia remains very challenging, and we continue to believe regional stock markets will remain volatile. Thanks in part to Japan's worsening problems, economic conditions throughout the region continue to deteriorate. While additional renegotiations of foreign currency debt will take place later in 1998, authorities have not moved sufficiently to recapitalize failed banks in the countries most affected by financial crises over the last year.

Although our outlook for many emerging markets continues to be overshadowed by events in Asia, we find some selected opportunities in the emerging markets of Europe, the Middle East and Africa. In particular, we favor Egypt, Israel and Hungary.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE EMERGING MARKETS     IFC GLOBAL COMPOSITE
05-Jul-94                                    $10,000                 $10,000
31-Jul-94                                    $10,250                 $10,524
31-Aug-94                                    $10,408                 $11,669
30-Sep-94                                    $11,358                 $12,035
31-Oct-94                                    $11,400                 $11,780
30-Nov-94                                    $10,917                 $11,276
31-Dec-94                                    $10,012                 $10,653
31-Jan-95                                     $9,095                  $9,442
28-Feb-95                                     $8,337                  $9,324
31-Mar-95                                     $8,135                  $9,286
30-Apr-95                                     $8,867                  $9,432
31-May-95                                     $9,406                  $9,789
30-Jun-95                                     $9,398                  $9,770
31-Jul-95                                     $9,886                  $9,956
31-Aug-95                                     $9,381                  $9,568
30-Sep-95                                     $9,356                  $9,627
31-Oct-95                                     $9,103                  $9,343
30-Nov-95                                     $8,724                  $9,077
31-Dec-95                                     $9,257                  $9,340
31-Jan-96                                     $9,896                  $9,821
29-Feb-96                                    $10,381                  $9,759
31-Mar-96                                    $10,857                  $9,914
30-Apr-96                                    $11,699                 $10,652
31-May-96                                    $11,853                 $10,447
30-Jun-96                                    $11,614                 $10,600
31-Jul-96                                    $11,155                  $9,939
31-Aug-96                                    $11,291                 $10,160
30-Sep-96                                    $11,487                 $10,251
31-Oct-96                                    $11,521                 $10,022
30-Nov-96                                    $12,133                 $10,166
31-Dec-96                                    $12,133                 $10,076
31-Jan-97                                    $12,635                 $10,753
28-Feb-97                                    $13,112                 $11,242
31-Mar-97                                    $12,984                 $11,041
30-Apr-97                                    $12,984                 $11,043
31-May-97                                    $13,393                 $11,225
30-Jun-97                                    $13,899                 $11,799
31-Jul-97                                    $14,368                 $11,985
31-Aug-97                                    $12,227                 $10,687
30-Sep-97                                    $12,535                 $10,738
31-Oct-97                                    $10,644                  $9,105
30-Nov-97                                    $10,219                  $8,580
31-Dec-97                                    $10,464                  $8,611
31-Jan-98                                     $9,541                  $8,117
28-Feb-98                                    $10,265                  $8,953
31-Mar-98                                    $10,690                  $9,242
30-Apr-98                                    $10,997                  $9,165
31-May-98                                     $9,496                  $8,076
30-Jun-98                                     $8,596                  $7,272

The chart above shows the performance of the Fund since inception, compared to the index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The IFC Global Composite Index is a market value-weighted average of the performance of securities listed on the exchanges of 26 countries. It includes the effect of reinvested dividends and are measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            5.83%             -0.17%
Life of Fund                     13.22%             12.56%
Fund Performance
Average Annualized
1 Year                            7.32%
Life of Fund                     14.81%

PERFORMANCE

For the six months ended June 30, 1998, the Fund's total return was 10.47%. Over the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned a total of 16.85%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

MARKET REVIEW

The past six months saw greatly improved performance for the Fund compared to the final six months of 1997. Early in 1998, continued fears regarding the potential spread of Asian currency crises weakened stock market performance around the world. Additionally, during April and May, a further correction ensued, as profit warnings led to profit-taking in many markets. But as these fears subsided, the trend reversed and particular strength was seen in major European stock markets, alongside a strong U.S. recovery. A recovery in many cyclical stocks near the close of the reporting period enabled the Fund to regain much of the ground lost during the period.

In Europe, positive macroeconomic trends of low interest rates, sharp growth and low valuations compared to the U.S. combined with strong industry and company fundamentals to result in solid returns for many of the Fund's European holdings over the review period. Communications, transportation and utility companies did particularly well. Privatization and deregulation were significant factors here, and often led to accelerated earnings growth.

North American markets, meanwhile, continued their strong performance over the period. With low interest rates, relatively high GDP, and inflation held in check, equity markets rose to new heights. Stock selection remained important, however, because falling commodity prices and exposure to weak Asian markets hurt the performance of some North American infrastructure companies.

Asian and Latin American securities remained weak, except for a brief rally early in January. Although the Fund's weighting in these markets had been reduced significantly by the end of the period, exposure to these regions had a negative impact on the Fund's returns from January to March.

OUTLOOK

Continued acceleration of developed country infrastructure spending proved to be one of the most positive trends during the review period. Once considered to be mature, with little or no growth prospects, U.S. and European communications, utility and transportation industries experienced significant spending increases. The U.S. Congress, for example, passed the Transportation Equity Act of the 21(st) Century, mandating an increase in spending on highway infrastructure by approximately 40%--up to an estimated US$180 billion over the next six years. We believe this trend is sustainable and expect to stay overweighted in developed markets for the foreseeable future.

On the other hand, we believe share prices of emerging markets companies, particularly those in Asia and Latin America, will remain lackluster at best in the near term. Continued currency volatility, high debt levels and social instability are expected to keep most of these governments from investing aggressively in their infrastructure. While we will continue to invest in selected opportunities in both regions, the Fund's weighting is likely to remain minimal until we feel a sustainable upturn in infrastructure spending has materialized.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE INFRASTRUCTURE   MSCI WORLD
31-Jan-95                               $10,000        $10,000
28-Feb-95                                $9,942        $10,148
31-Mar-95                                $9,967        $10,639
30-Apr-95                               $10,467        $11,012
31-May-95                               $10,742        $11,108
30-Jun-95                               $11,025        $11,107
31-Jul-95                               $11,550        $11,665
31-Aug-95                               $11,250        $11,407
30-Sep-95                               $11,225        $11,741
31-Oct-95                               $10,700        $11,559
30-Nov-95                               $10,900        $11,962
31-Dec-95                               $11,058        $12,314
31-Jan-96                               $11,308        $12,539
29-Feb-96                               $11,392        $12,618
31-Mar-96                               $11,508        $12,830
30-Apr-96                               $12,450        $13,134
31-May-96                               $12,925        $13,148
30-Jun-96                               $13,033        $13,217
31-Jul-96                               $12,608        $12,752
31-Aug-96                               $12,925        $12,901
30-Sep-96                               $13,181        $13,409
31-Oct-96                               $13,038        $13,505
30-Nov-96                               $13,508        $14,264
31-Dec-96                               $13,809        $14,038
31-Jan-97                               $14,262        $14,209
28-Feb-97                               $14,120        $14,375
31-Mar-97                               $13,860        $14,093
30-Apr-97                               $13,759        $14,556
31-May-97                               $14,489        $15,458
30-Jun-97                               $14,926        $16,231
31-Jul-97                               $15,733        $16,981
31-Aug-97                               $14,961        $15,848
30-Sep-97                               $15,795        $16,711
31-Oct-97                               $14,526        $15,834
30-Nov-97                               $14,438        $16,117
31-Dec-97                               $14,500        $16,316
31-Jan-98                               $14,402        $16,773
28-Feb-98                               $15,103        $17,910
31-Mar-98                               $16,061        $18,669
30-Apr-98                               $16,185        $18,855
31-May-98                               $15,804        $18,621
30-Jun-98                               $16,018        $19,066

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,571 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -10.21%            -15.60%
Life of Fund                     11.21%             10.53%
Fund Performance
Average Annualized
1 Year                           -8.96%
Life of Fund                     12.79%

PERFORMANCE

For the six-month period ending June 30, 1998, the Fund suffered from weakness in commodity prices across the board, particularly in the energy sector. In the early part of the year the Fund was heavily weighted in the energy and energy service sectors, due to improving fundamentals and growth prospects for these industries. However, the steep decline in petroleum prices greatly reduced the value of these companies' stocks. Weakness in Asia has also brought commodity prices to record lows generally. Against this difficult background, the Fund's total return for the six-month period was -19.42%.

During the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned 16.85%. However, because the index is designed to represent the performance of all markets, it does not reflect the Fund's concentration in natural resources industries.

MARKET REVIEW

The period of 1997 to 1998 has been most disappointing for natural resources stocks. At no other time have we seen a resource-laden region such as Asia be simultaneously hit by drastically unusual weather and economic crisis. The results have produced the lowest commodity prices in years, accompanied by devaluation of their corresponding resource companies.

OUTLOOK

We believe demand for resources should grow in the coming year. As the effects of El Nino and the turmoil in Asia subside, we think demand for commodities could recover based on the strength of developed world economies. Recovery could be delayed, however, by uncertainty over the extent of the Asian crisis and the glut of petroleum production.

Recent events have precipitated a change in our approach to investing in natural resources companies, and we have undertaken a major realignment of the Fund. In the past, we have invested on an earnings momentum basis. Although share prices of natural resources companies are predominantly influenced by commodity prices, the earnings momentum approach generally does not reflect changes in commodity prices on a timely basis.

Because the direction of commodity prices also cannot be accurately forecast, we have found it difficult to produce superior returns. We are now focusing on risk control and are seeking to substantially reduce volatility by decreasing our position in any one company and increasing the number of companies we hold.

We are also introducing greater diversity within the natural resources industries by increasing our exposure to many commodity groups. Additionally, geographic diversification has been implemented. Specifically, we have reduced the Fund's exposure to Canada and the U.S. in favor of Europe.

Finally, we are purchasing more conservative companies. Instead of owning small, high-growth oil and gas companies, for example, we are investing in companies such as British Petroleum and other larger companies with significantly lessened price volatility.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE NATURAL RESOURCES    MSCI WORLD
31-Jan-95                                   $10,000        $10,000
28-Feb-95                                   $10,050        $10,148
31-Mar-95                                   $10,375        $10,639
30-Apr-95                                   $10,683        $11,012
31-May-95                                   $10,750        $11,108
30-Jun-95                                   $11,067        $11,107
31-Jul-95                                   $11,867        $11,665
31-Aug-95                                   $11,717        $11,407
30-Sep-95                                   $11,650        $11,741
31-Oct-95                                   $11,358        $11,559
30-Nov-95                                   $11,767        $11,962
31-Dec-95                                   $12,220        $12,314
31-Jan-96                                   $12,643        $12,539
29-Feb-96                                   $13,532        $12,618
31-Mar-96                                   $14,280        $12,830
30-Apr-96                                   $15,574        $13,134
31-May-96                                   $16,208        $13,148
30-Jun-96                                   $15,407        $13,217
31-Jul-96                                   $14,976        $12,752
31-Aug-96                                   $16,252        $12,901
30-Sep-96                                   $17,282        $13,409
31-Oct-96                                   $17,643        $13,505
30-Nov-96                                   $18,321        $14,264
31-Dec-96                                   $18,471        $14,038
31-Jan-97                                   $18,620        $14,209
28-Feb-97                                   $16,437        $14,375
31-Mar-97                                   $15,618        $14,093
30-Apr-97                                   $15,046        $14,556
31-May-97                                   $16,375        $15,458
30-Jun-97                                   $16,560        $16,231
31-Jul-97                                   $18,316        $16,981
31-Aug-97                                   $19,358        $15,848
30-Sep-97                                   $21,646        $16,711
31-Oct-97                                   $21,340        $15,834
30-Nov-97                                   $19,099        $16,117
31-Dec-97                                   $18,710        $16,316
31-Jan-98                                   $16,598        $16,773
28-Feb-98                                   $16,987        $17,910
31-Mar-98                                   $17,348        $18,669
30-Apr-98                                   $17,515        $18,855
31-May-98                                   $16,218        $18,621
30-Jun-98                                   $15,076        $19,066

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,571 securities listed on major world stock-exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1998(1)
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           29.69%             23.69%
Life of Fund                     17.97%             17.88%
Fund Performance
Average Annualized
1 Year                           31.50%
Life of Fund                     19.63%

PERFORMANCE

Steady economic growth provided a basis for continued gains in corporate earnings during the first half of 1998. Additionally, the long-term downward trend in interest rates created a favorable environment for continuing economic growth and may lead to further expansion in the earnings multiples investors are willing to pay. Against this background, the Fund returned a healthy 12.76%. During the same period, the Russell Midcap Index(2) returned 13.49%.

MARKET REVIEW

This year has seen tremendous volatility not only in individual share prices, but also in various industry groups and market capitalizations. In the first half of 1998 we witnessed an ongoing preference for larger capitalization companies, while smaller cap companies--although showing gains--have again lagged their larger counterparts. Investors have also shown a tendency to avoid companies that supply commodity-related items, such as energy products and semiconductors, as the Asian crisis dampened demand and depressed pricing for these products. Instead, the focus this year has been on leading growth companies, either addressing rapidly growing markets such as the Internet or possessing strong barriers to new entrants.

Though there were some uncertain moments, on balance it was a good period for investors. Early in the six months, market participants were pessimistic about the worldwide impact of Asia's currency and market crises. This view dampened stock performance and increased volatility, and the widely followed Dow Jones Industrial Average dropped 222 points (2.8%) on January 9. However, as the new year unfolded, markets shrugged off these difficulties for a time, and the Dow proceeded to new highs.

Toward the end of the period, a more cautious climate prevailed as it became obvious that economies in Asia were not going to recover quickly and that the slowdown in Japan, Asia's major economy, could be prolonged. Markets worldwide became more volatile and uncertain.

OUTLOOK

We are cautiously optimistic. It is difficult to imagine, given the current economic background, that interest rates will move. Inflation seems likely to remain contained as global competition and lower energy costs offset the inflationary potential of tight labor markets. The Federal Reserve Board has left rates unchanged for more than a year.

Earnings growth has slowed, but earnings disappointments have tended to be company specific rather than across the board.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE AMERICA    RUSSELL MIDCAP
10-Feb-93                          $10,000           $10,000
28-Feb-93                          $10,008           $10,220
31-Mar-93                           $9,908           $10,552
30-Apr-93                           $9,525           $10,273
31-May-93                          $10,150           $10,599
30-Jun-93                           $9,817           $10,719
31-Jul-93                           $9,992           $10,771
31-Aug-93                          $10,308           $11,249
30-Sep-93                          $10,417           $11,293
31-Oct-93                          $11,108           $11,302
30-Nov-93                          $11,225           $11,040
31-Dec-93                          $11,467           $11,440
31-Jan-94                          $11,650           $11,755
28-Feb-94                          $12,033           $11,595
31-Mar-94                          $12,275           $11,102
30-Apr-94                          $12,502           $11,178
31-May-94                          $12,675           $11,193
30-Jun-94                          $12,666           $10,861
31-Jul-94                          $12,640           $11,234
31-Aug-94                          $13,365           $11,767
30-Sep-94                          $13,485           $11,479
31-Oct-94                          $13,511           $11,567
30-Nov-94                          $13,339           $11,057
31-Dec-94                          $13,632           $11,200
31-Jan-95                          $13,761           $11,430
28-Feb-95                          $14,442           $12,022
31-Mar-95                          $14,986           $12,366
30-Apr-95                          $15,606           $12,553
31-May-95                          $16,003           $12,965
30-Jun-95                          $17,028           $13,401
31-Jul-95                          $17,968           $14,051
31-Aug-95                          $18,135           $14,267
30-Sep-95                          $18,222           $14,589
31-Oct-95                          $17,555           $14,263
30-Nov-95                          $18,012           $14,972
31-Dec-95                          $17,089           $15,059
31-Jan-96                          $17,204           $15,377
29-Feb-96                          $17,581           $15,738
31-Mar-96                          $17,766           $15,966
30-Apr-96                          $19,180           $16,418
31-May-96                          $19,294           $16,666
30-Jun-96                          $18,574           $16,416
31-Jul-96                          $17,424           $15,400
31-Aug-96                          $18,338           $16,133
30-Sep-96                          $19,581           $16,930
31-Oct-96                          $19,592           $17,065
30-Nov-96                          $20,445           $18,105
31-Dec-96                          $20,260           $17,920
31-Jan-97                          $20,599           $18,591
28-Feb-97                          $19,037           $18,563
31-Mar-97                          $17,402           $17,774
30-Apr-97                          $17,752           $18,216
31-May-97                          $19,324           $19,545
30-Jun-97                          $19,958           $20,184
31-Jul-97                          $21,675           $21,868
31-Aug-97                          $21,278           $21,631
30-Sep-97                          $23,307           $22,865
31-Oct-97                          $22,191           $21,976
30-Nov-97                          $22,502           $22,499
31-Dec-97                          $23,275           $23,120
31-Jan-98                          $22,577           $22,685
28-Feb-98                          $24,885           $24,459
31-Mar-98                          $26,517           $25,618
30-Apr-98                          $25,454           $25,682
31-May-98                          $23,973           $25,901
30-Jun-98                          $26,244           $26,237

The chart above shows the performance of the Fund since inception, compared to the Russell Midcap Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) Prior to January 2, 1997, the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase. The Fund now normally invests primarily in companies having a market cap of $1 billion to $5 billion at the time of purchase.

(2) The Russell Midcap Index comprises the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE NEW PACIFIC FUND(1)

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -52.57%            -55.41%
Life of Fund                     -7.09%             -7.26%
Fund Performance
Average Annualized
1 Year                          -51.90%
Life of Fund                     -5.78%

PERFORMANCE

Asian companies continued to be ravaged by the economic turbulence that knocked the region off its feet in spring 1997 and has kept it down through the first half of 1998. The extent of the turmoil is reflected in the Fund's performance for the reporting period. Total return for the six-month period to June 30, 1998, was -19.54%. The Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(2) returned -16.81% over the same period.

MARKET REVIEW

The first half of 1998 was a time of crisis throughout Asia, and Indonesia was particularly hard hit. In the face of difficulties adhering to the International Monetary Fund reform program, the country erupted in social unrest and violent rioting early in the second quarter. In response, long-time leader President Suharto stepped down.

Japan, a crucial character in the Pacific's economic story, faced a serious downturn as well. A major weakening of the Japanese yen during the second quarter led to another round of currency devaluations across the region.

Over the course of the period, we made several changes that placed the Fund in a more defensive position. The Fund continued to have no exposure to Indonesia. We also have minimal exposure in Malaysia because of the possibility of an easing of monetary policy in the near future, which we believe would be premature and could have a negative impact on inflation and the ringgit, the local currency. Additionally, we reduced our exposure in Singapore, expecting further deterioration in their economy.

We favored Hong Kong because of attractive valuations and currency stability. We have, however, altered our strategy, cutting back on property developers and certain mainland China-based companies. Because we are concerned about the effect of a slowdown in exports and domestic demand in China, we've shifted our emphasis to more defensive investments such as utilities, which have greater earnings stability.

We believe Australia offers a relative safe haven, even though it is far from immune to problems in the rest of the Asia/Pacific region. First quarter economic growth of 4.9% was stronger than expected. However, weaker export growth and a depreciating Australian dollar could indicate a slowdown for the second half of 1998. Australia's domestic consumption remains healthy, nonetheless, which could help offset the Asian threat.

OUTLOOK

We believe there is long-term growth potential in Asia, despite its current struggles, but the region's rebound hinges on reform. Much depends on whether the Japanese and Chinese governments are able to stimulate their domestic economies. Should the yen continue to weaken, we think other Asian currencies will feel the pressure, and if demand in Japan remains soft, the recovery of Asian exports will be hindered.

Another critical issue in the region is the systemic risk in the banking sector, caused by rising bankruptcies and non-performing loans. Another concern is inflation, which has risen primarily due to the impact of currency devaluations. However, we forecast that inflation will begin tapering off beginning in the spring of 1999, and interest rates may also begin to drop at the same time, especially if the current account surplus is sustained.

Over the long term, we expect to see slower but more sustainable growth in gross domestic product. With more open economies, we believe Asia is likely to experience greater competitiveness and higher efficiency. We expect corporate governance to improve, with more attention paid to productivity and returns on equity. As Asia emerges from the crisis, other positives may include a firmer economic base and stronger banking systems.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE NEW PACIFIC   MSCI PACIFIC EX-JAPAN
10-Feb-93                             $10,000                 $10,000
28-Feb-93                             $10,008                 $10,540
31-Mar-93                             $10,308                 $10,719
30-Apr-93                             $10,833                 $11,268
31-May-93                             $11,258                 $11,700
30-Jun-93                             $10,892                 $11,345
31-Jul-93                             $11,308                 $11,746
31-Aug-93                             $11,692                 $12,633
30-Sep-93                             $11,808                 $12,877
31-Oct-93                             $12,425                 $14,960
30-Nov-93                             $11,992                 $14,513
31-Dec-93                             $13,392                 $17,527
31-Jan-94                             $13,425                 $17,046
28-Feb-94                             $12,900                 $16,216
31-Mar-94                             $11,808                 $14,494
30-Apr-94                             $12,174                 $15,167
31-May-94                             $12,417                 $15,668
30-Jun-94                             $11,990                 $14,974
31-Jul-94                             $12,425                 $15,763
31-Aug-94                             $13,262                 $16,822
30-Sep-94                             $13,019                 $16,381
31-Oct-94                             $12,960                 $16,645
30-Nov-94                             $11,940                 $15,311
31-Dec-94                             $11,722                 $15,075
31-Jan-95                             $10,526                 $13,774
28-Feb-95                             $10,818                 $15,061
31-Mar-95                             $10,869                 $15,219
30-Apr-95                             $11,028                 $15,421
31-May-95                             $11,638                 $16,468
30-Jun-95                             $11,655                 $16,157
31-Jul-95                             $12,226                 $16,824
31-Aug-95                             $11,773                 $16,379
30-Sep-95                             $11,714                 $16,590
31-Oct-95                             $11,319                 $16,298
30-Nov-95                             $11,134                 $16,443
31-Dec-95                             $11,697                 $17,090
31-Jan-96                             $13,025                 $18,226
29-Feb-96                             $13,008                 $18,503
31-Mar-96                             $12,941                 $18,744
30-Apr-96                             $13,630                 $19,261
31-May-96                             $14,269                 $19,069
30-Jun-96                             $13,875                 $18,714
31-Jul-96                             $13,467                 $17,776
31-Aug-96                             $14,232                 $18,576
30-Sep-96                             $14,351                 $19,056
31-Oct-96                             $14,461                 $19,579
30-Nov-96                             $15,295                 $20,629
31-Dec-96                             $15,320                 $20,674
31-Jan-97                             $15,609                 $20,431
28-Feb-97                             $16,051                 $20,726
31-Mar-97                             $14,946                 $19,769
30-Apr-97                             $14,138                 $19,368
31-May-97                             $15,031                 $20,578
30-Jun-97                             $15,091                 $21,033
31-Jul-97                             $15,271                 $20,982
31-Aug-97                             $12,807                 $18,075
30-Sep-97                             $12,996                 $18,696
31-Oct-97                              $9,580                 $14,734
30-Nov-97                              $9,168                 $14,274
31-Dec-97                              $9,022                 $14,316
31-Jan-98                              $8,000                 $13,436
28-Feb-98                              $8,919                 $15,508
31-Mar-98                              $8,919                 $15,329
30-Apr-98                              $8,464                 $14,263
31-May-98                              $7,777                 $12,667
30-Jun-98                              $7,259                 $11,909

The chart above shows the performance of the Fund since inception, compared to the MSCI Pacific ex-Japan Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) On July 5, 1994, the Fund eliminated Japan from its primary investment area.

(2) The MSCI Pacific ex-Japan Index is a market value-weighted average of the performance of 205 securities listed on five major Pacific Rim stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effect of sales charges and professional management fees.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           30.74%             24.74%
Life of Fund                     18.36%             18.27%
Fund Performance
Average Annualized
1 Year                           32.57%
Life of Fund                     20.02%

PERFORMANCE

European markets have been riding high on an unprecedented wave of growth, which translated into excellent results for the Fund. For the six months ended June 30, 1998, the Fund's total return was 27.86%. In comparison, the Morgan Stanley Capital International Europe Index returned 26.67% for the same period.(1)

MARKET REVIEW

Economic news has been mostly positive, with low inflation and expanding GDP. The prospect of European Economic and Monetary Union (EMU) has been one of the drivers of growth. To participate in EMU, governments are required to meet strict budgetary guidelines and improve finances. Consequently, economic growth has increased, interest rates have dropped, and inflation has dipped dramatically. In January 1999, 11 European countries (excluding the UK) are expected to join EMU and begin using a single currency, the euro.

Worldwide, other economies contrasted starkly with those of Europe. In Asia, the economic crisis continued its downward spiral. In the U.S., many investors have been worried about slower earnings growth and a possible rate hike by the Federal Reserve Board (the Fed). These concerns generated an influx of cash into Europe's relatively more attractive markets.

With European economies steaming ahead, European corporations have embraced the challenge of becoming more globally competitive. Corporations are trimming down, becoming more efficient, and focusing on ways to add value for shareholders. The deep structural changes these corporations are making have spurred corporate profitability and earnings growth.

Consolidation through mergers and acquisitions has also been very widespread. Many companies are looking ahead to when monetary union will be established. Rewards to companies that can consolidate their positions and dominate a market across Europe are potentially far higher than for companies that only maintain local franchises.

A new culture of investing among Europeans is also contributing to the market surge. In the past, individual Europeans have been bank savers; now they are turning to equities. This trend has helped the markets become broader, larger, and more liquid. Peripheral countries such as Spain and Italy have also had noteworthy increases in private investment.

OUTLOOK

We believe the Fund is well positioned to take advantage of opportunities in the European marketplace during the rest of this year. We predict that inflation will stay subdued and that European economies will strengthen.

Consolidation and restructuring will continue to be key themes. Most European companies have a long way to go before they can provide the kind of returns investors expect from U.S. companies. But many companies are committed to streamlining operations and improving profitability. That makes Europe an exciting place to watch in the coming years.

We will also be watching EMU long term, to see how markets are affected. Although we believe the overall effect will be positive, the market may experience some volatility as the new system is tested.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE EUROPE    MSCI EUROPE
10-Feb-93                         $10,000         $10,000
28-Feb-93                         $10,008         $10,164
31-Mar-93                         $10,133         $10,690
30-Apr-93                         $10,525         $10,930
31-May-93                         $10,858         $11,051
30-Jun-93                         $10,842         $10,893
31-Jul-93                         $11,183         $10,934
31-Aug-93                         $11,875         $11,897
30-Sep-93                         $11,958         $11,864
31-Oct-93                         $12,400         $12,362
30-Nov-93                         $12,075         $12,099
31-Dec-93                         $12,775         $13,011
31-Jan-94                         $13,708         $13,677
28-Feb-94                         $13,158         $13,196
31-Mar-94                         $12,758         $12,826
30-Apr-94                         $13,083         $13,361
31-May-94                         $12,557         $12,798
30-Jun-94                         $12,399         $12,667
31-Jul-94                         $12,950         $13,335
31-Aug-94                         $13,225         $13,763
30-Sep-94                         $12,891         $13,221
31-Oct-94                         $13,292         $13,802
30-Nov-94                         $12,674         $13,277
31-Dec-94                         $12,699         $13,357
31-Jan-95                         $12,457         $13,257
28-Feb-95                         $12,290         $13,562
31-Mar-95                         $11,907         $14,197
30-Apr-95                         $12,466         $14,656
31-May-95                         $12,783         $14,961
30-Jun-95                         $13,033         $15,107
31-Jul-95                         $13,598         $15,900
31-Aug-95                         $13,362         $15,291
30-Sep-95                         $13,842         $15,758
31-Oct-95                         $13,673         $15,689
30-Nov-95                         $13,699         $15,806
31-Dec-95                         $13,926         $16,313
31-Jan-96                         $14,264         $16,425
29-Feb-96                         $14,904         $16,730
31-Mar-96                         $15,621         $16,936
30-Apr-96                         $16,211         $17,064
31-May-96                         $16,573         $17,201
30-Jun-96                         $16,916         $17,397
31-Jul-96                         $16,074         $17,185
31-Aug-96                         $16,899         $17,701
30-Sep-96                         $16,924         $18,079
31-Oct-96                         $17,187         $18,505
30-Nov-96                         $17,833         $19,449
31-Dec-96                         $18,139         $19,831
31-Jan-97                         $18,453         $19,891
28-Feb-97                         $18,768         $20,159
31-Mar-97                         $19,116         $20,817
30-Apr-97                         $18,564         $20,719
31-May-97                         $18,972         $21,610
30-Jun-97                         $20,144         $22,697
31-Jul-97                         $20,515         $23,766
31-Aug-97                         $19,226         $22,414
30-Sep-97                         $20,923         $24,594
31-Oct-97                         $20,135         $23,391
30-Nov-97                         $20,274         $23,756
31-Dec-97                         $20,886         $24,630
31-Jan-98                         $21,712         $25,662
28-Feb-98                         $23,659         $27,674
31-Mar-98                         $25,588         $29,652
30-Apr-98                         $26,126         $30,234
31-May-98                         $26,423         $30,854
30-Jun-98                         $26,706         $31,199

The chart above shows the performance of the Fund since inception, compared to the MSCI Europe Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Europe Index is a market value-weighted average of the performance of 593 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
MONEY MARKET FUND

PERFORMANCE

The Fund's total return for the six months ended June 30, 1998, was 2.39%. As of June 30, the Fund's SEC seven-day yield was 3.41%. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates. Please bear in mind that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

MARKET REVIEW

Fixed income markets continued to be buffeted by overseas turmoil during the first half of 1998. Early in January, the market was expecting an imminent reduction in rates by the Federal Reserve Board (the Fed) to counteract negative effects from the Asian economic crises. However, as it became apparent that the U.S. economy was going to shrug off the Asian influence and continue its strong growth, interest rates rose. The one-year Treasury bill, whose yield had dropped as low as 5.10% in January, backed up to the 5.45% area by late February.

Fueled by low interest rates and strong stock and labor markets, the U.S. economy continued its solid growth in the first quarter of 1998, rising at a 5.5% annual rate. Despite this rapid growth, inflation remained contained, with the annualized rate running between 1% and 2%. During the 12 months ended June 30, the Consumer Price Index rose 1.7%. As the second quarter came to a close, the economy appeared to be finally slowing in response to the Asian influence and the strike at General Motors. This was confirmed when second quarter GDP was reported as an increase of 1.4%.

During this period, the Fed remained on watch for signs of incipient inflation, which never appeared. As the Asia situation continued to unfold, the Fed remained hesitant to raise rates. As a result, the Federal funds target remained at 5.5% throughout the reporting period.

OUTLOOK

As the third quarter opened, most market participants were expecting the Fed to remain on the sidelines for the foreseeable future, though opinion remained divided about its next move. Some were concerned that strong U.S. growth would generate inflationary pressures, leading to a tighter Fed policy. Others remained concerned that Asia's dampening effects on the U.S. would eventually encourage the Fed to lower rates. With the flat yield curve and all the uncertainty about the future direction of rates and where the stock market is headed, Fund managers will continue to maintain the weighted average maturity toward the shorter end of the spectrum for the foreseeable future.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH JUNE 30, 1998
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            7.86%              1.86%
Life of Fund                      3.10%              2.41%
Fund Performance
Average Annualized
1 Year                            9.38%
Life of Fund                      4.57%

PERFORMANCE

The world's financial markets have been severely tested in recent months by the barrage of negative news from Asia, with Japan's weakening economy producing heightened investor concerns throughout the region. Nonetheless, in an impressive showing, stock prices in Europe continued to climb to record highs supported by a positive macroeconomic background. The robust nature of European stock markets and the protracted bull market in the U.S. have been the key positives in global investing so far in 1998.

In a mixed global environment, the Fund returned 10.58% over the six-month period ended June 30, 1998. The Morgan Stanley Capital International Europe, Australia and the Far East (MSCI-EAFE) Index(1) returned 16.08% over the same period.

Despite the lag in the Fund's returns relative to the index over the shorter term, the Fund outperformed over the one-year period based on total returns. Relative to the index over the six-month review period, however, the Fund's underweighted positions in Germany and Spain, where the Fund had no holdings, caused the Fund to trail the index. Stock selection in Italy also contributed to relative underperformance.

MARKET REVIEW

The Fund continues to benefit from a number of factors that have fueled European markets. While European economies are steaming ahead, European corporations have embraced the challenge of becoming more globally competitive. Corporations are trimming down, becoming more efficient, and focusing on ways to add value to shareholders. The deep structural changes these corporations are making have spurred corporate profitability and earnings growth.

Meanwhile, conditions remain difficult in Japan; the Fund has continued to benefit from its underweighted position relative to the index. With the Japanese banking system in disarray, we firmly believe, as we have for some time, that political leaders need to shut down insolvent banks and further address the tremendous number of bad loans. Moreover, the failure of Japanese banks to provide the necessary amount of capital to get the economy going has additionally contributed to weakness.

OUTLOOK

In general, we expect to continue focusing on high-quality companies that provide broad portfolio diversification, with a goal of achieving predictable and consistent returns.

More specifically, we believe the Fund is well positioned to take advantage of opportunities in the European marketplace during the rest of this year, where consolidation and restructuring will continue to be key themes. Most European companies have a long way to go before they can provide the kind of returns investors expect from U.S. companies, but many companies are committed to streamlining operations and improving profitability. We predict inflation will remain subdued and European economies will strengthen. Long term, we will be watching European Economic and Monetary Union to see how markets are affected.

The Fund is likely to remain conservatively positioned in Asia, with an underweighted position in Japan and limited exposure to the rest of the region. Given the severity of Asia's problems, we expect markets there to remain volatile.

Despite recent weakness, we continue to be bullish on the outlook for the stock markets of Australia and New Zealand. We believe corporate profits are set to recover at a time that equity valuations are relatively attractive. We are, however, avoiding stocks exposed to the softness in commodity prices.

In Latin America, we continue to maintain an exposure to Brazil where our current stock selection concentrates on privatization plays. These companies tend to be less exposed to the economy, which has been sluggish recently, yet are positively affected by progress on political reform and privatization. We believe these stocks should also benefit from any further recovery in sentiment toward the country.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE INTERNATIONAL    MSCI-EAFE
05-Jul-94                               $10,000       $10,000
31-Jul-94                               $10,025       $10,045
31-Aug-94                               $10,217       $10,285
30-Sep-94                                $9,800        $9,963
31-Oct-94                               $10,083       $10,297
30-Nov-94                                $9,625        $9,805
31-Dec-94                                $9,420        $9,868
31-Jan-95                                $8,817        $9,492
28-Feb-95                                $8,599        $9,467
31-Mar-95                                $8,557       $10,060
30-Apr-95                                $8,792       $10,441
31-May-95                                $8,750       $10,319
30-Jun-95                                $8,913       $10,141
31-Jul-95                                $9,374       $10,775
31-Aug-95                                $9,240       $10,367
30-Sep-95                                $9,391       $10,572
31-Oct-95                                $9,081       $10,290
30-Nov-95                                $9,089       $10,579
31-Dec-95                                $9,313       $11,008
31-Jan-96                                $9,456       $11,056
29-Feb-96                                $9,473       $11,096
31-Mar-96                                $9,600       $11,335
30-Apr-96                                $9,795       $11,667
31-May-96                                $9,795       $11,455
30-Jun-96                                $9,843       $11,522
31-Jul-96                                $9,325       $11,188
31-Aug-96                                $9,546       $11,216
30-Sep-96                                $9,707       $11,517
31-Oct-96                                $9,673       $11,402
30-Nov-96                               $10,072       $11,858
31-Dec-96                               $10,106       $11,708
31-Jan-97                               $10,080       $11,301
28-Feb-97                               $10,106       $11,489
31-Mar-97                               $10,199       $11,533
30-Apr-97                               $10,267       $11,597
31-May-97                               $10,581       $12,355
30-Jun-97                               $10,925       $13,039
31-Jul-97                               $11,112       $13,253
31-Aug-97                               $10,551       $12,266
30-Sep-97                               $11,299       $12,956
31-Oct-97                               $10,475       $11,963
30-Nov-97                               $10,466       $11,843
31-Dec-97                               $10,806       $11,949
31-Jan-98                               $10,823       $12,499
28-Feb-98                               $11,622       $13,304
31-Mar-98                               $12,013       $13,716
30-Apr-98                               $12,148       $13,828
31-May-98                               $11,851       $13,764
30-Jun-98                               $11,949       $13,871

The chart above shows the performance of the Fund since inception, compared to the MSCI-EAFE Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI-EAFE is a market value-weighted average of the performance of 1,106 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (69.9%)
  Algeria (1.6%)
      Algeria Tranche 1 Loan Assignment, 6.625% due
       9/4/06+ ............................................   USD             500,000   $    386,250         1.6
  Argentina (3.3%)
    Republic of Argentina:
      Global Bond, 11.375% due 1/30/17 ....................   USD             351,000        373,991         1.5
      Discount Bond, 6.625% due 3/31/23+ ..................   USD             280,000        228,375         0.9
      Par Bond Series L, 5.75% (6% at 4/99) due
       3/31/23++ ..........................................   USD             170,000        126,438         0.5
      Government Bond, 9.75% due 9/19/27 ..................   USD              98,000         90,846         0.4
  Australia (1.1%)
    Commonwealth of Australia, 7.5% due 9/15/09 ...........   AUD             360,000        258,761         1.1
  Brazil (4.1%)
    Republic of Brazil:
      C Bond, 5% (8% at 4/00) due 4/15/14 (Effective rate
       at period end is 8%, including "payment-in-kind"
       bonds)[.] ++ .......................................   USD             966,455        710,857         2.9
      Par Z-L Bond, 5.5% (5.75% at 4/99) due 4/15/24++ ....   USD             242,000        171,064         0.7
      Debt Conversion Bond Series L, 6.6875% due
       4/15/12+ ...........................................   USD             173,000        120,668         0.5
  Bulgaria (1.1%)
    Republic of Bulgaria, Front Loaded Interest Reduction
     Bond Series A, 2.25% (2.5% at 7/98) due 7/28/12++ ....   USD             428,000        262,685         1.1
  Canada (0.9%)
    Canadian Government, 8% due 6/1/27 ....................   CAD             240,000        221,360         0.9
  Colombia (0.9%)
    Republic of Colombia, 8.625% due 4/1/08 ...............   USD             235,000        223,720         0.9
  Denmark (1.9%)
    Kingdom of Denmark, 7% due 11/10/24 ...................   DKK           2,600,000        459,924         1.9
  Ecuador (1.2%)
    Ecuador, Past Due Interest Bond, 6.625% due
     2/27/15+ .............................................   USD             520,730        300,070         1.2
  Germany (10.9%)
    Deutschland Republic:
      6% due 1/5/06 .......................................   DEM           2,380,000      1,426,918         5.8
      5.625% due 1/4/28 ...................................   DEM             980,000        564,538         2.3
      6.75% due 4/22/03 ...................................   DEM             140,000         85,373         0.4
    Treuhandanstalt, 7.125% due 1/29/03 ...................   DEM             946,000        582,699         2.4
  Greece (1.3%)
    Hellenic Republic, 9.2% due 3/21/02 ...................   GRD         100,000,000        326,108         1.3
  Italy (2.6%)
    Italian Government, 6.5% due 11/1/27 ..................   ITL         820,000,000        525,276         2.1
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 ...............................................   ITL         190,000,000        125,989         0.5
  Ivory Coast (0.8%)
    Ivory Coast:
      1.9% due 3/29/18 ....................................   FRF           2,000,000        118,276         0.5
      2% due 3/29/18 ......................................   USD             200,000         75,500         0.3
  Jamaica (0.1%)
    Government of Jamaica, 10.875% due 6/10/05 -
     144A{.} ..............................................   USD              15,000         15,075         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Jordan (0.7%)
    Kingdom of Jordan, 5% (5.5% at 12/98) due
     12/23/23++ ...........................................   USD             250,000   $    170,000         0.7
  Korea (1.0%)
    Korea Republic Restructured Debt, 8.281% due
     4/8/00+ ..............................................   USD             250,000        237,000         1.0
  Mexico (0.9%)
    United Mexican States, Discount Bond Series B, 6.47656%
     due 12/31/19+ +/+ ....................................   USD             250,000        225,000         0.9
  Netherlands (0.8%)
    Netherlands Government Bond, 5.5% due 1/15/28 .........   NLG             400,000        200,216         0.8
  New Zealand (1.7%)
    New Zealand Government, 8% due 4/15/04 ................   NZD             750,000        413,902         1.7
  Panama (0.8%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ ..........................................   USD             125,000         93,125         0.4
      8.875% due 9/30/27 ..................................   USD              95,000         89,799         0.4
  Peru (1.0%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/99) due 3/7/17++ ...................................   USD             412,000        253,380         1.0
  Russia (6.5%)
    Russian Ministry of Finance:
      12.75% due 6/24/28-Reg S{c} .........................   USD             640,000        572,000         2.3
      10% due 6/26/07-Reg S{c} ............................   USD             335,000        253,344         1.0
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 3.31% due 12/15/20+ .................   USD           1,418,458        675,541         2.7
    Bank for Foreign Economic Affairs (Venesheconombank)
     Interest Notes, 6.63% due 12/15/15+ ..................   USD             228,955        127,356         0.5
  Sweden (0.8%)
    Swedish Government, 6.5% due 10/25/06 .................   SEK           1,500,000        208,094         0.8
  United Kingdom (10.0%)
    United Kingdom Treasury, 7.5% due 12/7/06 .............   GBP             725,000      1,331,230         5.4
    United Kingdom Treasury Conversion, 9.5% due
     4/18/05 ..............................................   GBP             580,000      1,146,999         4.6
  United States (13.3%)
    United States Treasury:
      8% due 11/15/21{./} .................................   USD           1,160,000      1,495,177         6.0
      6.50% due 10/15/06{./} ..............................   USD           1,320,000      1,401,159         5.7
      6.375% due 8/15/27 ..................................   USD             100,000        109,773         0.4
    Federal National Mortgage Association, 7.25% due
     6/20/02 ..............................................   NZD             550,000        283,137         1.2
  Venezuela (0.6%)
    Republic of Venezuela, 9.25% due 9/15/27 ..............   USD             194,000        150,302         0.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $17,925,559) .............................................                               17,217,295
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (19.3%)
  Argentina (1.1%)
    Telefonica de Argentina, 9.125% due 5/7/08 -
     144A{.} ..............................................   USD             245,000   $    233,003         0.9
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} ..............................................   USD              53,000         53,000         0.2
  Brazil (0.7%)
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} ..............................................   USD             100,000         93,500         0.4
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ...   USD              53,000         53,000         0.2
    Banco Nacional de Desenvolvimento Economico e Social
     (BNDES), 10.3% due 6/16/08 - 144A{.} .................   USD              15,000         14,978         0.1
  China (0.3%)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             100,000         64,000         0.3
  Hong Kong (0.6%)
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             100,000         73,060         0.3
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} ..............................................   USD             100,000         72,500         0.3
  Jamaica (0.2%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Reg S{c} ......................   USD              44,000         40,480         0.2
  Korea (0.3%)
    Pohang Iron & Steel, 2% due 10/9/00 ...................   JPY           8,000,000         48,890         0.2
    Korea Development Bank, 4.35% due 5/25/99 .............   JPY           2,200,000         15,672         0.1
  Malaysia (0.1%)
    Petroliam Nasional Bhd., 7.625% due 10/15/26 -
     144A{.} ..............................................   USD              27,000         20,254         0.1
  Mexico (4.1%)
    Petroleos Mexicanos:
      9.25% due 3/30/18 - 144A{.} .........................   USD             420,000        388,500         1.6
      8.85% due 9/15/07 - 144A{.} .........................   USD             180,000        174,366         0.7
      9.5% due 9/15/27 - 144A{.} ..........................   USD             162,000        151,470         0.6
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} ..............................................   USD             193,000        171,770         0.7
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} ......   USD              90,000         83,700         0.3
    Cemex Valenciana, 9.66% due 12/29/49 ..................   USD              40,000         38,748         0.2
  Philippines (0.2%)
    National Power Corp., 9.625% due 5/15/28 ..............   USD              65,000         60,152         0.2
  Russia (0.5%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD              94,000         84,957         0.3
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD              67,000         49,245         0.2
  United States (11.2%)
    United Stationers Supply, 8.375% due 4/15/08 -
     144A{.} ..............................................   USD             300,000        300,000         1.2
    Lenfest Communications, 8.25% due 2/15/08 - 144A{.} ...   USD             150,000        154,500         0.6
    Unisys Corp., 7.875% due 4/1/08 .......................   USD             150,000        153,750         0.6
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} .....   USD             150,000        153,000         0.6
    Chase Manhattan Corp., 6.25% due 1/15/06 ..............   USD             152,000        152,719         0.6
    Engle Homes, Inc., 9.25% due 2/1/08 ...................   USD             150,000        147,750         0.6
    General Motors Acceptance Corp., 6.625% due
     10/15/05 .............................................   USD             143,000        147,345         0.6
    Globalstar LP Capital, 11.375% due 2/15/04 ............   USD             150,000        145,688         0.6

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
    Hollywood Casino Corp., 12.75% due 11/1/03 ............   USD             125,000   $    137,500         0.6
    Riddell Sports, Inc., 10.5% due 7/15/07 ...............   USD             135,000        136,013         0.6
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ...............................................   USD             135,000        130,950         0.5
    Smithfield Foods, Inc., 7.625% due 2/15/08 -
     144A{.} ..............................................   USD             125,000        124,688         0.5
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} ..............................................   USD             125,000        124,375         0.5
    Drypers Corp. Series B, 10.25% due 6/15/07 ............   USD              90,000         92,925         0.4
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A{.} ......   USD             100,000         85,000         0.3
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} ..............................................   USD              75,000         76,031         0.3
    Allbritton Communication, 8.875% due 2/1/08 -
     144A{.} ..............................................   USD              55,000         59,400         0.2
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} .......   USD              60,000         58,500         0.2
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} ..............................................   USD              55,000         57,750         0.2
    Duane Reade, Inc., 9.25% due 2/15/08 ..................   USD              55,000         55,963         0.2
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} .............   USD              55,000         55,825         0.2
    Syratech Corp., 11% due 4/15/07 .......................   USD              60,000         55,800         0.2
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} ..............................................   USD              55,000         55,550         0.2
    Revlon Consumer Products, 8.625% due 2/2/08 -
     144A{.} ..............................................   USD              55,000         55,275         0.2
    Anker Coal Group, Inc., 9.75% due 10/1/07 - 144A{.} ...   USD              55,000         51,150         0.2
    Delco Remy International, Inc., 8.625% due 12/15/07 ...   USD              40,000         40,800         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ............   USD              25,000         25,688         0.1
                                                                                        ------------
Total Corporate Bonds (cost $5,023,865) ...................                                4,819,180
                                                                                        ------------
Mortgage Backed (8.9%)
  Denmark (1.1%)
    Realkredit Danmark, 6% due 10/1/26 ....................   DKK           1,944,000        282,565         1.1
  United States (7.8%)
    Government National Mortgage Association TBA, 7% due
     7/15/28{*} ...........................................   USD           1,300,000      1,320,719         5.3
    Federal National Mortgage Association Pool #313439, 7%
     due 3/1/04 ...........................................   USD             618,276        626,971         2.5
                                                                                        ------------
Total Mortgage Backed (cost $2,201,625) ...................                                2,230,255
                                                                                        ------------
Consumer Finance (0.7%)
  United States (0.7%)
    Ford Motor Credit Corp., effective yield 5.25% due
     6/16/08 (cost $179,143) ..............................   DEM             320,000        176,898         0.7
                                                                                        ------------
Structured Notes (0.4%)
  Korea (0.4%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02 (Issued
     by a newly created Delaware Business Trust,
     collateralized by triple A paper. This trust
     certificate has a credit risk component linked to the
     value of a referenced security: Korean Development[::]
     (cost $130,000)  .....................................   USD             130,000        108,290         0.4
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $25,460,192) .........                               24,551,918        99.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Deutsch Marks Put Option, strike 1.8125 expire 7/29/98
   (cost $5,115) ..........................................   USD             550,000   $      4,271          --
                                                                                        ------------       -----
    INDEX OPTIONS

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENTS                                       CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Commercial Paper - Discounted (5.2%)
  United States (5.2%)
    Ford Motor Credit Corp., effective yield 5.55%, due
     7/21/98(cost $1,296,006) .............................   USD           1,300,000      1,296,006         5.2
                                                                                        ------------
Government & Government Agency Obligations (2.1%)
  Mexico (2.1%)
    Mexican Cetes, current yield 27.7% due 12/17/98 .......   MXN           3,350,000        331,074         1.4
    Mexican Cetes, current yield 25.8% due 11/19/98 .......   MXN           1,650,000        166,878         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $541,486) ................................................                                  497,952
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,837,492) ............                                1,793,958         7.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $27,302,799)  * ...................                               26,350,147       106.5
Other Assets and Liabilities ..............................                               (1,605,467)       (6.5)
                                                                                        ------------       -----

NET ASSETS ................................................                             $ 24,744,680       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Purchased on a forward commitment basis.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when issued or derivative instruments.
          * For Federal income tax purposes, cost is $27,349,282 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     267,838
                 Unrealized depreciation:            (1,266,973)
                                                  -------------
                 Net unrealized depreciation:     $    (999,135)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
Australian Dollars......................      498,233         1.53713    8/4/98   $  (23,520)
British Pounds..........................      294,519         0.61153    8/4/98        4,519
British Pounds..........................      101,986         0.61410    8/4/98        1,986
Deutsche Marks..........................      786,290         1.78964    8/4/98       (4,153)
Deutsche Marks..........................      349,511         1.77100    8/4/98       (5,564)
Deutsche Marks..........................      227,324         1.76460    8/4/98       (4,456)
Deutsche Marks..........................       69,545         1.78923    8/4/98         (387)
                                          ------------                           ------------
    Total Contracts to Buy (Payable
     amount $2,358,983).................    2,327,408                                (31,575)
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 9.41%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      540,477         1.45560    8/4/98       57,213
Australian Dollars......................      126,733         1.48862    8/4/98       10,307
Australian Dollars......................       85,954         1.57227    8/4/98        2,046
British Pounds..........................      787,187         0.59966    8/4/98        3,255
Canadian Dollars........................      117,355         1.43807    8/4/98        2,645
Canadian Dollars........................       99,967         1.42760    8/4/98        3,003
Deutsche Marks..........................      677,887         1.79360    8/4/98        2,113
Deutsche Marks..........................      504,671         1.80715    8/4/98       (2,222)
Deutsche Marks..........................      459,619         1.79770    8/4/98          381
Deutsche Marks..........................      250,112         1.83600    8/4/98       (5,014)
Deutsche Marks..........................      220,998         1.80735    8/4/98         (998)
French Francs...........................       63,261         6.00000  10/15/98           73
French Francs...........................       62,761         5.94000  10/15/98          707
Japanese Yen............................       50,789       122.90000   7/31/98        6,078
Japanese Yen............................       15,239       121.89997   7/31/98        1,964
New Zealand Dollars.....................      688,564         1.81159    8/4/98       42,835
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $4,875,960).................    4,751,574                                124,386
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 19.20%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                          $   92,811
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (74.2%)
  Australia (4.4%)
    Commonwealth of Australia, 7.5% due 9/15/09 .............   AUD           510,000   $    366,579         4.4
  Canada (2.0%)
    Canadian Government, 8% due 6/1/27 ......................   CAD           180,000        166,020         2.0
  Denmark (11.6%)
    Kingdom of Denmark, 7% due 11/15/07 .....................   DKK         5,800,000        972,157        11.6
  Germany (7.6%)
    Deutschland Republic:
      6.75% due 4/22/03 .....................................   DEM           370,000        225,628         2.7
      7.5% due 11/11/04 .....................................   DEM           350,000        224,651         2.7
      6% due 1/5/06 .........................................   DEM           305,000        182,861         2.2
  Greece (2.3%)
    Hellenic Republic, 9.2% due 3/21/02 .....................   GRD        60,000,000        195,665         2.3
  Italy (8.6%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 1/1/04 .......................................   ITL       440,000,000        291,764         3.5
      6.5% due 11/1/27 ......................................   ITL       450,000,000        288,261         3.4
      9% due 11/1/23 ........................................   ITL       170,000,000        141,440         1.7
  Netherlands (1.6%)
    Netherlands Government Bond, 5.5% due 1/15/28 ...........   NLG           275,000        137,649         1.6
  Sweden (3.0%)
    Swedish Government, 6.5% due 10/25/06 ...................   SEK         1,800,000        249,712         3.0
  United Kingdom (12.5%)
    United Kingdom Treasury Conversion, 9.5% due 4/18/05 ....   GBP           310,000        613,051         7.3
    United Kingdom Treasury, 6.75% due 11/26/04 .............   GBP           250,000        432,564         5.2
  United States (19.4%)
    United States Treasury:
      8% due 11/15/21 .......................................   USD           550,000        708,920         8.5
      6.50% due 10/15/06 ....................................   USD           640,000        679,350         8.1
      6.375% due 8/15/27 ....................................   USD           100,000        109,773         1.3
    Federal National Mortgage Association, 6.375% due
     8/15/07 ................................................   AUD           200,000        128,213         1.5
  Uruguay (1.2%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} .......   USD           100,000        102,375         1.2
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $6,096,155) ................................................                              6,216,633
                                                                                        ------------
Mortgage Backed (10.1%)
  Denmark (2.8%)
    Realkredit Danmark, 6% due 10/1/26 ......................   DKK         1,630,000        236,925         2.8
  United States (7.3%)
    Government National Mortgage Association:
      Pool #462363, 7% due 11/15/27 .........................   USD           268,835        273,077         3.3
      Pool #780515, 9.5% due 12/15/21 .......................   USD           101,297        110,065         1.3
    Salomon Brothers Mortgage Securities VII Series 1997 -
     HUD1 Class AWAC, 6.0867% due 4/25/30 ...................   USD           159,340        158,245         1.9

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Mortgage Backed (Continued)
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 .............................................   USD            59,045   $     63,024         0.8
                                                                                        ------------
Total Mortgage Backed (cost $835,204) .......................                                841,336
                                                                                        ------------
Corporate Bonds (8.1%)
  Germany (0.8%)
    Kredit Fuer Wiederaufbau International Finance, 7.25% due
     7/16/07 ................................................   AUD           100,000         67,327         0.8
  Tunisia (2.9%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 ...........   USD           250,000        239,872         2.9
  United Kingdom (4.4%)
    SBC Jersey, 8.75% due 6/20/05 ...........................   GBP           200,000        368,659         4.4
                                                                                        ------------
Total Corporate Bonds (cost $675,900) .......................                                675,858
                                                                                        ------------
Consumer Finance (1.3%)
  United States (1.3%)
    Ford Motor Credit Corp., effective yield 5.25% due
     6/16/08 (cost $106,365) ................................   DEM           190,000        105,033         1.3
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $7,713,624) ............                              7,838,860        93.7
                                                                                        ------------       -----

                                                                          UNDERLYING       VALUE         % OF NET
OPTIONS                                                        CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Deutsche Marks Put Option, strike 1.8125 expire 7/29/98
   (cost $3,162) ............................................   USD           340,000          2,640          --
                                                                                        ------------       -----
    INDEX OPTIONS

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (3.3%)
  Mexico (3.3%)
    Mexican Cetes, current yield 25.8% due 11/19/98 .........   MXN         1,780,000        180,026         2.1
    Mexican Cetes, current yield 27.7% due 12/17/98 .........   MXN         1,000,000         98,829         1.2
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $297,361) ..................................................                                278,855
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $297,361) ................                                278,855         3.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $8,014,147)  * ......................                              8,120,355        97.0
Other Assets and Liabilities ................................                                247,472         3.0
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  8,367,827       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $8,019,857 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     187,688
                 Unrealized depreciation:               (87,190)
                                                  -------------
                 Net unrealized appreciation:     $     100,498
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                                                              MARKET VALUE                          UNREALIZED
                                                                 (U.S.       CONTRACT  DELIVERY    APPRECIATION
CONTRACTS TO BUY:                                               DOLLARS)      PRICE      DATE     (DEPRECIATION)
------------------------------------------------------------  ------------   --------  --------   --------------
Australian Dollars..........................................      170,219     1.53713    8/4/98      $ (8,035)
Australian Dollars..........................................      136,051     1.49887    8/4/98       (10,059)
British Pounds..............................................      172,649     0.61153    8/4/98         2,649
British Pounds..............................................       81,589     0.61410    8/4/98         1,588
Danish Kroner...............................................      158,455     6.73540    8/4/98        (2,783)
Danish Kroner...............................................       97,422     6.67700    8/4/98        (2,578)
Danish Kroner...............................................       59,199     6.76220    8/4/98          (801)
Deutsche Marks..............................................      398,121     1.78974    8/4/98        (2,103)
Deutsche Marks..............................................      154,207     1.78923    8/4/98          (858)
Deutsche Marks..............................................      122,277     1.81200    8/4/98           864
Deutsche Marks..............................................       40,405     1.80710    8/4/98           177
Deutsche Marks..............................................        9,274     1.75640    8/4/98          (226)
                                                              ------------                        --------------
    Total Contracts to Buy (Payable amount $1,622,033)......    1,599,868                             (22,165)
                                                              ------------                        --------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 19.12%.

CONTRACTS TO SELL:
------------------------------------------------------------
Australian Dollars..........................................      567,191     1.45560    8/4/98        60,040
Australian Dollars..........................................      188,235     1.48227    8/4/98        16,181
Australian Dollars..........................................       81,382     1.48862    8/4/98         6,619
Australian Dollars..........................................       22,465     1.57227    8/4/98           535
British Pounds..............................................      398,576     0.59966    8/4/98         1,648
Canadian Dollars............................................      151,651     1.42760    8/4/98         4,555
Canadian Dollars............................................       10,758     1.43807    8/4/98           243
Danish Kroner...............................................      122,549     6.91780    8/4/98        (1,136)
Danish Kroner...............................................       95,715     6.89100    8/4/98          (518)
Danish Kroner...............................................       74,412     6.88800    8/4/98          (371)
Danish Kroner...............................................       53,840     6.99999    8/4/98        (1,125)
Danish Kroner...............................................       53,256     6.88600    8/4/98          (250)
Danish Kroner...............................................        9,290     6.72410    8/4/98           179
Deutsche Marks..............................................      351,713     1.80800    8/4/98        (1,713)
Deutsche Marks..............................................      332,166     1.81100    8/4/98        (2,166)
Deutsche Marks..............................................      299,751     1.79770    8/4/98           249
Deutsche Marks..............................................      190,862     1.80735    8/4/98          (862)
Deutsche Marks..............................................       40,405     1.81740    8/4/98          (405)
Swedish Kronor..............................................       39,946     7.90310    8/4/98           281
                                                              ------------                        --------------
    Total Contracts to Sell (Receivable amount
     $3,166,147)............................................    3,084,163                              81,984
                                                              ------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 36.86%.
    Total Open Forward Foreign Currency Contracts, Net......                                         $ 59,819
                                                                                                  --------------
                                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (62.7%)
    United States Treasury:
      5.75% due 8/15/03 .....................................   USD         1,300,000   $  1,314,066        20.3
      7.625% due 2/15/25{z} .................................   USD           800,000      1,006,687        15.5
      7.00% due 7/15/06 .....................................   USD           500,000        545,918         8.4
      5.25% due 1/31/01 .....................................   USD           250,000        248,374         3.8
    Tennessee Valley Authority Series A, 6.375% due
     6/15/05 ................................................   USD           400,000        413,500         6.4
    Student Loan Marketing Assoc., 7.5% due 3/8/00 ..........   USD           350,000        359,898         5.6
    Federal National Mortgage Association, 6.8% due
     1/10/03 ................................................   USD            90,000         93,753         1.4
    Financial Assistance Corp., 9.375% due 7/21/03 ..........   USD            75,000         86,752         1.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $3,964,263) ................................................                              4,068,948
                                                                                        ------------
Mortgage Backed (26.9%)
    Government National Mortgage Association:
      TBA Pass Thru Pool, 7% due 7/15/28{*} .................   USD           650,000        660,360        10.2
      Pool # 780523, 7.5% due 3/15/08 .......................   USD           249,979        258,025         4.0
    Federal National Mortgage Association:
      Pool #398668, 6.5% due 9/1/27 .........................   USD           341,189        339,750         5.2
      Pool #363939, 7% due 3/1/04 ...........................   USD           162,631        164,918         2.5
      Pool #356801, 6% due 12/1/08 ..........................   USD           118,861        118,202         1.8
    Federal Home Loan Mortgage Corp. Series 1462 PL due
     7/15/21 ................................................   USD           155,000        158,391         2.4
    Salomon Brothers Mortgage Securities VII Series 1997 -
     HUD1 Class AWAC,6.0867% due 4/25/30  ...................   USD            51,786         51,430         0.8
                                                                                        ------------
Total Mortgage Backed (cost $1,735,740) .....................                              1,751,076
                                                                                        ------------
Supranational Bonds (8.7%)
  International Bank of Reconstruction & Development, 5.25%
   due 9/16/03 ..............................................   USD           350,000        346,850         5.4
  Asian Development Bank, 8% due 4/30/01 ....................   USD           200,000        211,378         3.3
                                                                                        ------------
Total Supranational Bonds (cost $527,049) ...................                                558,228
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $6,227,052) ............                              6,378,252        98.3
                                                                                        ------------       -----


                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Commercial Paper - Discounted (10.0%)
    American Express Credit Corp., effective yield 5.51%, due
     7/21/98 ................................................   USD           375,000        373,852         5.8
    John Deere Capital Corp., effective yield 5.51%, due
     7/21/98 ................................................   USD           275,000        274,158         4.2
                                                                                        ------------
Total Commercial Paper - Discounted (cost $648,010) .........                                648,010
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $648,010) ................                                648,010        10.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $45,000 U.S. Treasury Notes, 5.875% due
   8/31/99 (market value of collateral is $46,017, including
   accrued interest). (cost $42,000)  .......................                           $     42,000         0.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $6,917,062)  * ......................                              7,068,262       108.9
Other Assets and Liabilities ................................                               (579,235)       (8.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  6,489,027       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for when issued securities. See Note 1 to the Financial Statements.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $6,925,172 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     152,171
                 Unrealized depreciation:                (9,081)
                                                  -------------
                 Net unrealized appreciation:     $     143,090
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         9.5
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --              8,340   $    910,624          --
    Common ..................................................   --          7,892,510        627,852          --
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG            16,200        402,975         2.5
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            10,300        387,538         2.4
    BROADCASTING & PUBLISHING
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX             7,720        371,043         2.3
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL        2,647,100        318,156         2.0
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG             7,100        230,306         1.4
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE           11,200        227,500         1.4
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V. - UBC[.] ....   MEX           240,000        199,443         1.2
    RETAILERS-FOOD
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU            8,700        177,806         1.1
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.0
    TELEPHONE NETWORKS
    Common-/- ...............................................   --            990,000        149,720          --
    Preferred ...............................................   --             66,204         15,571          --
  Carso Global Telecom "A1" .................................   MEX            44,500        138,799         0.9
    TELEPHONE NETWORKS
  Telesp Celular S.A.: ......................................   BRZL               --             --         0.6
    WIRELESS COMMUNICATIONS
    Preferred-/- ............................................   --            662,676         55,008          --
    Common-/- ...............................................   --          1,183,300         50,187          --
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL        1,370,228        103,078         0.6
    TELEPHONE NETWORKS
  Telerj Celular S.A. "B" Preferred-/- ......................   BRZL        1,370,228         81,503         0.5
    WIRELESS COMMUNICATIONS
  Cifra, S.A. de C.V. " V" ..................................   MEX            46,179         69,446         0.4
    RETAILERS-OTHER
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE            5,317         58,487         0.4
    RETAILERS-FOOD
  Telepar Celular S.A. "B" Preferred-/- .....................   BRZL          530,000         48,115         0.3
    WIRELESS COMMUNICATIONS
  Grupo Posadas S.A.: .......................................   MEX                --             --         0.3
    LEISURE & TOURISM
    "A"-/- ..................................................   --             48,400         29,546          --
    "L"-/- ..................................................   --             24,500         14,956          --
  El Puerto de Liverpool, S.A. de C.V. ......................   MEX            26,700         40,153         0.2
    RETAILERS-OTHER
  Cintra S.A. ...............................................   MEX            35,600         32,915         0.2
    TRANSPORTATION - AIRLINES
  Supermercados Unimarc S.A. - ADR-/- {\/} ..................   CHLE            2,700         20,588         0.1
    RETAILERS-FOOD
                                                                                        ------------
                                                                                           4,761,315
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (25.2%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL        3,739,000   $    695,102         4.3
    OIL
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         3.4
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --         10,158,000        305,662          --
    Common-/- ...............................................   --          8,441,830        248,182          --
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL           14,984        462,631         2.8
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE           14,800        361,675         2.2
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE           21,700        309,225         1.9
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US             55,900        269,019         1.7
    OIL
  Light - Servicos de Electricidade S.A. ....................   BRZL          837,800        257,172         1.6
    ELECTRICAL & GAS UTILITIES
  Gener S.A. - ADR{\/} ......................................   CHLE           13,564        247,543         1.5
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia -
   COELBA-/- ................................................   BRZL        4,960,000        184,333         1.1
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG             5,500        165,344         1.0
    ENERGY SOURCES
  C.A. La Electricidad de Caracas ...........................   VENZ          306,592        138,515         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL       14,594,000        133,258         0.8
    OIL
  Eletropaulo Metropolitana Preferred-/- ....................   BRZL        1,336,370        100,531         0.6
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" ....................................   ARG            18,049         90,615         0.6
    OIL
  Companhia Paulista de Forca e Luz .........................   BRZL               --             --         0.3
    ELECTRICAL & GAS UTILITIES
    Common ..................................................   --            430,000         43,877          --
    Preferred ...............................................   --              1,832            167          --
  Companhia Paranaense de Energia - Copel ...................   BRZL        4,050,000         31,868         0.2
    ELECTRICAL & GAS UTILITIES
  Centrais Geradoras do Sul do Brasil S.A. (Gerasul): .......   BRZL               --             --         0.2
    ELECTRICAL & GAS UTILITIES
    Preferred-/- ............................................   --         10,158,000         14,668          --
    Common-/- ...............................................   --          8,441,830         11,533          --
  Empresa Bandeirante de Energia S.A.-/- ....................   BRZL        1,336,370         21,146         0.1
    ELECTRICAL & GAS UTILITIES
  Empresa Paulista de Transmissao de Energia Eletrica-/- ....   BRZL        1,336,370          4,726          --
    ELECTRICAL & GAS UTILITIES
  Empresa Metropolitana de Aguas e Energia S.A.-/- ..........   BRZL        1,336,370          1,040          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           4,097,832
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F13

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (14.5%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           164,700   $    582,514         3.6
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX            66,600        352,030         2.2
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL           17,000        338,089         2.1
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE            8,400        281,400         1.7
    CHEMICALS
  Industrias Penoles S.A. (CP) ..............................   MEX            58,600        186,042         1.1
    METALS - NON-FERROUS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX           128,500        109,362         0.7
    CEMENT
  Siderca S.A. "A" ..........................................   ARG            54,500         92,659         0.6
    METALS - STEEL
  Votorantim Celulose e Papel S.A. ..........................   BRZL        5,700,000         87,237         0.5
    PAPER/PACKAGING
  Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS .......   BRZL           15,300         78,054         0.5
    METALS - STEEL
  Caemi Mineracao e Metalurgia S.A. Preferred ...............   BRZL        1,306,000         75,638         0.5
    METALS - STEEL
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU            4,900         64,313         0.4
    METALS - NON-FERROUS
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --             30,344         30,190          --
    "B" .....................................................   --             14,129         14,569          --
  Grupo Mexico S.A. "B" .....................................   MEX            15,000         41,105         0.3
    METALS - NON-FERROUS
  Siderar S.A.I.C. "A" ......................................   ARG             1,900          7,221          --
    METALS - STEEL
                                                                                        ------------
                                                                                           2,340,423
                                                                                        ------------
Finance (12.7%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{=} ......   BRZL        7,845,500        464,014         2.8
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR{\/} ......................   ARG            23,900        252,442         1.5
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE           17,300        245,444         1.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE           13,181        219,958         1.3
    INVESTMENT MANAGEMENT
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG             7,600        174,325         1.1
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU           11,440        168,025         1.0
    BANKS-MONEY CENTER
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- .............   MEX           132,000        147,042         0.9
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX            58,300        113,652         0.7
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F14

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG             3,217   $     93,695         0.6
    REAL ESTATE
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN             2,713         83,425         0.5
    OTHER FINANCIAL
  Banco BHIF - ADR{\/} ......................................   CHLE            4,817         71,954         0.4
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU           11,900         40,906         0.3
    BANKS-MONEY CENTER
  Grupo Financiero Bancomer, S.A. de C.V. "B" ...............   MEX            51,400         19,181         0.1
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                           2,094,063
                                                                                        ------------
Consumer Non-Durables (7.9%)
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ........   MEX            16,300        513,450         3.1
    BEVERAGES - NON-ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE           12,600        266,175         1.6
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX           304,700        221,983         1.4
    FOOD
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................   MEX            11,200        135,100         0.8
    BEVERAGES - NON-ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred .............   BRZL          561,000         84,890         0.5
    TEXTILES & APPAREL
  Quilmes Industrial S.A. - ADR{\/} .........................   ARG             6,300         61,425         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE            1,200         21,000         0.1
    BEVERAGES - NON-ALCOHOLIC
  Mavesa S.A. - ADR{\/} .....................................   VENZ            2,080          6,630          --
    FOOD
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ            2,239          5,318          --
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU            6,244          3,190          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                           1,319,161
                                                                                        ------------
Multi-Industry/Miscellaneous (7.5%)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX            83,800        347,261         2.1
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" ....................................   MEX            79,800        326,240         2.0
    CONGLOMERATE
  Itausa Investimentos Itau S.A. Preferred ..................   BRZL          374,325        236,280         1.4
    MULTI-INDUSTRY
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX             8,100        160,988         1.0
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. .........................   MEX            39,700        154,784         1.0
    CONGLOMERATE
                                                                                        ------------
                                                                                           1,225,553
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (1.0%)
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX            26,000   $    145,394         0.9
    CONSTRUCTION
  ARA, S.A. de C.V.-/- ......................................   MEX             4,600         14,630         0.1
    CONSTRUCTION
                                                                                        ------------
                                                                                             160,024
                                                                                        ------------
Consumer Durables (0.5%)
  Brasmotor S.A. Preferred ..................................   BRZL          815,800         74,773         0.5
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $20,523,006) .................                             16,073,144        98.6
                                                                                        ------------       -----

                                                               PRINCIPAL
                                                                AMOUNT
                                                               --------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL            20,000             --          --
                                                                                        ------------       -----

REPURCHASE AGREEMENT
-------------------------------------------------------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $135,000 U.S. Treasury Bills, 5.875% due
   1/31/99 (market value of collateral is $138,544, including
   accrued interest). (cost $133,000) .......................                                133,000         0.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $20,656,006)  * .....................                             16,206,144        99.4
Other Assets and Liabilities ................................                                 98,374         0.6
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 16,304,518       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
          * For Federal income tax purposes, cost is $20,672,231 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     214,653
                 Unrealized depreciation:            (4,680,740)
                                                  -------------
                 Net unrealized depreciation:     $  (4,466,087)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F16

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                          PERCENTAGE OF NET
                                             ASSETS {D}
                                        ---------------------
                                                 SHORT-TERM
                                                   &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY   OTHER  TOTAL
--------------------------------------  ------   -----  -----
Argentina (ARG/ARS) ..................    9.7             9.7
Brazil (BRZL/BRL) ....................   38.7            38.7
Chile (CHLE/CLP) .....................   14.1            14.1
Mexico (MEX/MXN) .....................   29.9            29.9
Panama (PAN/PND) .....................    0.5             0.5
Peru (PERU/PES) ......................    2.8             2.8
United States (US/USD) ...............    1.7    1.4      3.1
Venezuela (VENZ/VEB) .................    1.2             1.2
                                        ------   -----  -----
Total  ...............................   98.6    1.4    100.0
                                        ------   -----  -----
                                        ------   -----  -----

--------------

{d}  Percentages indicated are based on net assets of $16,304,518.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (32.2%)
  UBS AG - Registered .....................................   SWTZ              9,487   $  3,530,367         6.1
    BANKS-MONEY CENTER
  Credit Suisse Group .....................................   SWTZ              8,320      1,852,732         3.2
    BANKS-MONEY CENTER
  AEGON N.V. ..............................................   NETH             17,484      1,522,367         2.6
    INSURANCE-LIFE
  ABN AMRO Holdings N.V. ..................................   NETH             53,642      1,256,080         2.2
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ................   UK              108,531      1,122,641         1.9
    INSURANCE - MULTI-LINE
  CGU PLC .................................................   UK               59,916      1,118,485         1.9
    INSURANCE - MULTI-LINE
  First Tennessee National Corp. ..........................   US               33,400      1,054,188         1.8
    BANKS-REGIONAL
  Fortis Amev N.V. ........................................   NETH             16,990        995,429         1.7
    OTHER FINANCIAL
  ING Groep N.V. ..........................................   NETH             14,138        926,398         1.6
    BANKS-MONEY CENTER
  American General Corp. ..................................   US               11,950        850,691         1.5
    INSURANCE-LIFE
  Kredietbank N.V. ........................................   BEL               6,800        609,037         1.1
    BANKS-REGIONAL
  Lloyds TSB Group PLC ....................................   UK               41,571        582,022         1.0
    BANKS-REGIONAL
  National Australia Bank Ltd. ............................   AUSL             37,500        495,933         0.9
    BANKS-REGIONAL
  Fortis AG: ..............................................   BEL                  --             --         0.9
    OTHER FINANCIAL
    Common ................................................   --                1,934        494,164          --
    Strip VVPR-/- .........................................   --                1,934            104          --
    CVG-/- ................................................   --                1,934             --          --
  National Westminster Bank PLC ...........................   UK               27,000        482,835         0.8
    BANKS-MONEY CENTER
  Commonwealth Bank of Australia ..........................   AUSL             35,500        415,261         0.7
    BANKS-SUPER REGIONAL
  IKB Deutsche Industriebank AG ...........................   GER              19,890        410,882         0.7
    BANKS-REGIONAL
  M & G Group PLC .........................................   UK               13,244        357,692         0.6
    INVESTMENT MANAGEMENT
  Reinsurance Australia Corporation Ltd. ..................   AUSL             80,100        205,000         0.4
    INSURANCE - MULTI-LINE
  General Property Trust ..................................   AUSL            108,000        175,016         0.3
    REAL ESTATE
  Infrastructure Trust of Australia Group .................   AUSL            204,600        160,064         0.3
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          18,617,388
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (15.4%)
  Diageo PLC ..............................................   UK              124,151   $  1,471,819         2.6
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ...................................   UK               82,255      1,273,861         2.2
    BEVERAGES - NON-ALCOHOLIC
  Reckitt & Colman PLC ....................................   UK               53,816      1,027,976         1.8
    HOUSEHOLD PRODUCTS
  Pernod Ricard ...........................................   FR               12,570        871,242         1.5
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ..................................   US               12,855        825,934         1.4
    BEVERAGES - ALCOHOLIC
  Avon Products, Inc. .....................................   US                9,600        744,000         1.3
    PERSONAL CARE/COSMETICS
  Clorox Co. ..............................................   US                7,064        673,725         1.2
    HOUSEHOLD PRODUCTS
  Anheuser-Busch Cos., Inc. ...............................   US               12,582        593,713         1.0
    BEVERAGES - ALCOHOLIC
  Kellogg Co. .............................................   US               14,634        549,690         1.0
    FOOD
  Philip Morris Cos., Inc. ................................   US               13,450        529,594         0.9
    TOBACCO
  Foster's Brewing Group Ltd. .............................   AUSL            117,900        278,170         0.5
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                           8,839,724
                                                                                        ------------
Energy (10.9%)
  Royal Dutch Petroleum Co. ...............................   NETH             21,160      1,174,168         2.0
    OIL
  Exxon Corp. .............................................   US               11,940        851,471         1.5
    OIL
  Shell Transport & Trading Co., PLC ......................   UK               95,688        674,242         1.2
    OIL
  VEBA AG .................................................   GER               9,980        671,624         1.2
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. .............................................   US                7,300        559,359         1.0
    OIL
  Reunies Electrobel & Tractebel S.A. .....................   BEL               3,815        559,219         1.0
    ELECTRICAL & GAS UTILITIES
  Electrabel S.A. .........................................   BEL               1,880        533,459         0.9
    ELECTRICAL & GAS UTILITIES
  RWE AG ..................................................   GER               8,170        483,893         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ...........................................   FR                2,980        419,010         0.7
    OIL
  Groupe Bruxelles Lambert S.A. ...........................   BEL               1,680        339,344         0.6
    OIL
                                                                                        ------------
                                                                                           6,265,789
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (7.7%)
  EMI Group PLC ...........................................   UK               87,790   $    768,108         1.3
    LEISURE & TOURISM
  McGraw-Hill, Inc. .......................................   US                8,880        724,275         1.3
    BROADCASTING & PUBLISHING
  Reuters Group PLC .......................................   UK               54,868        627,560         1.1
    BROADCASTING & PUBLISHING
  Elsevier N.V. ...........................................   NETH             37,150        561,051         1.0
    BROADCASTING & PUBLISHING
  Telecom Corporation of New Zealand Ltd. .................   NZ              113,200        467,375         0.8
    TELEPHONE NETWORKS
  Qantas Airways Ltd. .....................................   AUSL            208,000        313,821         0.5
    TRANSPORTATION - AIRLINES
  TABCORP Holdings Ltd. ...................................   AUSL             46,600        238,700         0.4
    LEISURE & TOURISM
  Royal PTT Nederland N.V. ................................   NETH              5,915        227,836         0.4
    TELEPHONE NETWORKS
  Telstra Corp. Ltd. - Installment Receipts ...............   AUSL             76,400        196,384         0.3
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. ..................................   US                4,800        173,400         0.3
    BROADCASTING & PUBLISHING
  TNT Post Group N.V.-/- ..................................   NETH              5,915        151,309         0.3
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                           4,449,819
                                                                                        ------------
Health Care (3.8%)
  Bristol Myers Squibb Co. ................................   US               13,450      1,545,909         2.7
    PHARMACEUTICALS
  Bayer AG ................................................   GER              12,500        647,460         1.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           2,193,369
                                                                                        ------------
Capital Goods (3.0%)
  Lockheed Martin Corp. ...................................   US               16,566      1,753,925         3.0
                                                                                        ------------
    AEROSPACE/DEFENSE
Materials/Basic Industry (2.7%)
  BASF AG .................................................   GER              12,870        612,024         1.1
    CHEMICALS
  Akzo Nobel N.V. .........................................   NETH              2,569        571,479         1.0
    CHEMICALS
  Solvay S.A. "A" .........................................   BEL               3,760        298,332         0.5
    CHEMICALS
  Aberfoyle Ltd. ..........................................   AUSL             45,130         71,453         0.1
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                           1,553,288
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F20

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Multi-Industry/Miscellaneous (0.3%)
  Orica Ltd. ..............................................   AUSL             29,200   $    173,140         0.3
    MULTI-INDUSTRY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $28,356,055) ...............                               43,846,442        76.0
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (16.4%)
  Canada (0.9%)
    Canadian Government, 8.75% due 12/1/05 ................   CAD             657,000        538,162         0.9
  Germany (2.5%)
    Deutschland Republic:
      6.25% due 1/4/24 ....................................   DEM           1,310,000        819,295         1.4
      6.25% due 4/26/06 ...................................   DEM           1,080,000        658,050         1.1
  Italy (1.1%)
    Italian Buoni Poliennali del Tesoro (BTPS), 6% due
     2/15/00 ..............................................   ITL       1,125,000,000        648,702         1.1
  New Zealand (0.3%)
    New Zealand Government, 8% due 4/15/04 ................   NZD             253,000        139,623         0.3
  United Kingdom (1.7%)
    United Kindgom Treasury, 6% due 12/7/28 ...............   GBP             550,000        995,836         1.7
  United States (9.9%)
    United States Treasury:
      5.5% due 2/15/08 ....................................   USD           2,525,000      2,522,534         4.4
      6% due 2/15/26 ......................................   USD           2,079,000      2,162,241         3.8
      5.625% due 2/28/01 ..................................   USD             960,000        962,250         1.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $9,187,808) ..............................................                                9,446,693
                                                                                        ------------
Corporate Bonds (0.7%)
  Germany (0.0%)
    IKB Deutsche Industriebank, 6.45% due 3/31/06 .........   DEM               1,500            925          --
  United Kingdom (0.7%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ..............................................   GBP             167,000        401,202         0.7
                                                                                        ------------
Total Corporate Bonds (cost $304,364) .....................                                  402,127
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $9,492,172) ..........                                9,848,820        17.1
                                                                                        ------------       -----

                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                     COUNTRY      WARRANTS        (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Societe Generale Banque Put Warrants due 11/15/99
   Tractebel (cost $0) ....................................   BEL                 763            267          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F21

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $4,260,000 U.S. Treasury Notes, 5.875%
   due 8/31/99 (market value of collateral is $4,356,285,
   including accrued interest). (cost $4,266,000) .........                             $  4,266,000         7.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $42,114,227)  * ...................                               57,961,529       100.5
Other Assets and Liabilities ..............................                                 (291,212)       (0.5)
                                                                                        ------------       -----

NET ASSETS ................................................                             $ 57,670,317       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $42,117,402 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  16,352,838
                 Unrealized depreciation:              (508,711)
                                                  -------------
                 Net unrealized appreciation:     $  15,844,127
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME
                                                       &         SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.7                                   4.7
Belgium (BEL/BEF) ....................    5.0                                   5.0
Canada (CAN/CAD) .....................                0.9                       0.9
France (FR/FRF) ......................    2.2                                   2.2
Germany (GER/DEM) ....................    4.9         2.5                       7.4
Italy (ITLY/ITL) .....................                1.1                       1.1
Netherlands (NETH/NLG) ...............   12.8                                  12.8
New Zealand (NZ/NZD) .................    0.8         0.3                       1.1
Switzerland (SWTZ/CHF) ...............    9.3                                   9.3
United Kingdom (UK/GBP) ..............   16.4         2.4                      18.8
United States (US/USD) ...............   19.9         9.9            6.9       36.7
                                        ------      -----          -----      -----
Total  ...............................   76.0        17.1            6.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $57,670,317.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telephone Networks (20.6%)
  Telecom Italia SpA - Di Risp ..............................   ITLY          617,093   $  3,004,863         4.0
  SPT Telecom-/- ............................................   CZCH          165,700      2,287,581         3.0
  Cable & Wireless PLC - ADR{\/} ............................   UK             60,000      2,212,500         2.9
  NTL, Inc.-/- {\/} .........................................   UK             32,000      1,712,000         2.3
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT           22,000      1,164,625         1.5
  WorldCom, Inc.-/- .........................................   US             23,000      1,114,063         1.5
  Telefonica de Espana ......................................   SPN            17,300        800,111         1.1
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ..........   FIN            13,138        611,650         0.8
  Magyar Tavkozlesi Rt. .....................................   HGRY          100,000        581,262         0.8
  Carso Global Telecom "A1" .................................   MEX           185,900        579,837         0.8
  BCE, Inc. .................................................   CAN            10,034        425,100         0.6
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts .................................................   NZ            133,500        285,313         0.4
  Telecommunicacoes Brasileiras S.A. (Telebras) .............   BRZL        3,340,000        265,698         0.3
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU           12,200        249,338         0.3
  TeleBermuda International Ltd.-/- {\/} (.) ................   BDA            33,200        249,000         0.3
  Hellenic Telecommunication Organization S.A. (OTE) ........   GREC              111          2,850          --
                                                                                        ------------
                                                                                          15,545,791
                                                                                        ------------
Wireless Communications (18.5%)
  Millicom International Cellular S.A.-/- {\/} ..............   LUX            46,000      2,012,500         2.6
  Nextel Communications, Inc. "A"-/- ........................   US             76,000      1,890,500         2.5
  Orange PLC-/- .............................................   UK            116,200      1,232,042         1.6
  Paging Network, Inc.-/- ...................................   US             85,000      1,190,000         1.6
  WinStar Communications, Inc.-/- ...........................   US             25,000      1,073,438         1.4
  Vodafone Group PLC ........................................   UK             80,900      1,027,291         1.4
  Vimpel-Communications - ADR-/- {\/} .......................   RUS            22,000        984,500         1.3
  Grupo Iusacell S.A. "L" - ADR-/- {\/} .....................   MEX            64,700        889,625         1.2
  Bell Canada International, Inc.: ..........................   CAN                --             --         1.1
    Common-/- ...............................................   --             27,800        651,695          --
    Common-/- {\/} ..........................................   --              5,400        126,225          --
  Smartone Telecommunications ...............................   HK            291,500        711,113         0.9
  Western Wireless Corp. "A"-/- .............................   US             29,600        590,150         0.8
  Clearnet Communications, Inc.: ............................   CAN                --             --         0.7
    "A"-/- ..................................................   --             40,700        445,247          --
    "A"-/- {\/} .............................................   --              6,125         67,375          --
  China Telecom (Hong Kong) Ltd. ............................   HK            170,000        295,127         0.4
  Powertel, Inc.-/- .........................................   US             15,000        277,500         0.4
  Champion Technology Holding Ltd. ..........................   HK          7,173,856        245,379         0.3
  Microcell Telecommunications, Inc. "B"-/- {\/} ............   CAN            24,000        216,000         0.3
                                                                                        ------------
                                                                                          13,925,707
                                                                                        ------------
Telecom Equipment (17.0%)
  Nokia Oyj "A" - ADR{\/} ...................................   FIN            45,000      3,265,311         4.3
  ECI Telecommunications Ltd.{\/} ...........................   ISRL           77,000      2,916,375         3.8
  ANTEC Corp.-/- ............................................   US             50,000      1,159,375         1.5
  Corning, Inc. .............................................   US             30,000      1,042,500         1.4
  Tekelec-/- ................................................   US             22,900      1,024,775         1.3

    The accompanying notes are an integral part of the financial statements.

                                      F23

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telecom Equipment (Continued)
  DSC Communications Corp.-/- ...............................   US             32,000   $    960,000         1.3
  P-COM, Inc.-/- ............................................   US             80,000        732,500         1.0
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR              3,390        690,315         0.9
  Tellabs, Inc.-/- ..........................................   US              9,000        644,625         0.8
  Pairgain Technologies, Inc.-/- ............................   US             14,900        259,819         0.3
  Mitec Telecom, Inc.-/- ....................................   CAN            43,900        189,417         0.2
  Performance Technologies, Inc.-/- .........................   US             15,000        168,750         0.2
                                                                                        ------------
                                                                                          13,053,762
                                                                                        ------------
Telephone - Regional/Local (10.4%)
  GTE Corp. .................................................   US             30,000      1,668,750         2.2
  SBC Communications ........................................   US             40,000      1,600,000         2.1
  ICG Communications, Inc.-/- ...............................   US             40,500      1,480,781         1.9
  Intermedia Communications of Florida, Inc.-/- .............   US             33,500      1,404,906         1.8
  Teleport Communications Group, Inc. "A"-/- ................   US             15,000        813,750         1.1
  Bell Atlantic Corporation .................................   US             15,200        693,500         0.9
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/-{=}{\/} ............................   RUS                66        336,320         0.4
                                                                                        ------------
                                                                                           7,998,007
                                                                                        ------------
Multi-Industry (6.0%)
  Mannesmann AG .............................................   GER            38,500      3,960,598         5.2
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           100,000        414,392         0.5
  Hutchison Whampoa .........................................   HK             49,000        258,677         0.3
                                                                                        ------------
                                                                                           4,633,667
                                                                                        ------------
Telephone - Long Distance (4.7%)
  Tel-Save Holdings, Inc.-/- ................................   US             85,000      1,253,750         1.6
  MCI Communications Corp. ..................................   US             15,000        871,875         1.1
  Qwest Communications International, Inc.-/- ...............   US             23,322        813,355         1.1
  Rostelecom - ADR{\/} ......................................   RUS            50,000        668,750         0.9
                                                                                        ------------
                                                                                           3,607,730
                                                                                        ------------
Networking (4.2%)
  Cisco Systems, Inc.-/- ....................................   US             18,000      1,657,125         2.2
  Ascend Communications, Inc.-/- ............................   US             30,000      1,486,875         2.0
                                                                                        ------------
                                                                                           3,144,000
                                                                                        ------------
Telecom Technology (3.9%)
  Uniphase Corp.-/- .........................................   US             33,000      2,071,781         2.7
  Orckit Communications Ltd.-/-{\/} .........................   ISRL           25,000        475,000         0.6
  Esat Telecom Group PLC - ADR-/-{\/} .......................   IRE            11,300        429,400         0.6
                                                                                        ------------
                                                                                           2,976,181
                                                                                        ------------
Cable Television (3.3%)
  Comcast UK Cable Partners Ltd. "A"{\/} ....................   UK             85,000      1,333,438         1.8
  Comcast Corp. "A" .........................................   US             22,000        893,063         1.2

    The accompanying notes are an integral part of the financial statements.

                                      F24

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Cable Television (Continued)
  United International Holdings, Inc. "A"-/- ................   US             12,000   $    192,000         0.3
                                                                                        ------------
                                                                                           2,418,501
                                                                                        ------------
Consumer Services (2.1%)
  Vivendi ...................................................   FR              7,400      1,580,328         2.1
                                                                                        ------------
Aerospace/Defense (1.7%)
  Orbital Sciences Corp.-/- .................................   US             34,000      1,270,750         1.7
                                                                                        ------------
Semiconductors (1.3%)
  VLSI Technology, Inc.-/- ..................................   US             40,000        671,250         0.9
  DSP Communications, Inc.-/- ...............................   US             23,400        321,750         0.4
                                                                                        ------------
                                                                                             993,000
                                                                                        ------------
Broadcasting & Publishing (0.9%)
  Univision Communications, Inc.-/- .........................   US             18,000        670,500         0.9
                                                                                        ------------
Telecom - Other (0.5%)
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .........   GREC            8,280        343,620         0.5
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $55,389,966) .................                             72,161,544        95.1
                                                                                        ------------       -----

REPURCHASE AGREEMENT
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $2,450,000 U.S. Treasury Bills, 5.875%
   due 1/31/99 (market value of collateral is $2,514,313,
   including accrued interest). (cost $2,462,000) ...........                              2,462,000         3.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $57,851,966)  * .....................                             74,623,544        98.4
Other Assets and Liabilities ................................                              1,241,032         1.6
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 75,864,576       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Restricted securities: At June 30, 1998 the Fund owned the following restricted security constituting less than 0.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1).

                                                                                                                        VALUE
                                                                                  ACQUISITION           ACQUISITION   PER SHARE
DESCRIPTION                                                                          DATE       SHARES     COST       (NOTE 1)
--------------------------------------------------------------------------------  -----------   ------  -----------   ---------
TeleBermuda International Ltd...................................................    10/4/96     33,200   $282,200        7.5

        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
          * For Federal income tax purposes, cost is $57,851,966 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  21,544,421
                 Unrealized depreciation:            (4,772,843)
                                                  -------------
                 Net unrealized appreciation:     $  16,771,578
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F25

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                          PERCENTAGE OF NET
                                             ASSETS {d}
                                        ---------------------
                                                 SHORT-TERM
                                                   &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY   OTHER  TOTAL
--------------------------------------  ------   -----  -----
Bermuda (BDA/BEM) ....................    0.3             0.3
Brazil (BRZL/BRL) ....................    0.3             0.3
Canada (CAN/CAD) .....................    2.9             2.9
Czech Republic (CZCH/CSK) ............    3.0             3.0
Finland (FIN/FIM) ....................    5.1             5.1
France (FR/FRF) ......................    3.0             3.0
Germany (GER/DEM) ....................    5.2             5.2
Greece (GREC/GRD) ....................    0.5             0.5
Hong Kong (HK/HKD) ...................    1.9             1.9
Hungary (HGRY/HUF) ...................    0.8             0.8
Ireland (IRE/IEP) ....................    0.6             0.6
Israel (ISRL/ILS) ....................    4.4             4.4
Italy (ITLY/ITL) .....................    4.0             4.0
Luxembourg (LUX/LUF) .................    2.6             2.6
Mexico (MEX/MXN) .....................    2.5             2.5
New Zealand (NZ/NZD) .................    0.4             0.4
Peru (PERU/PES) ......................    0.3             0.3
Portgual (PORT/PTE) ..................    1.5             1.5
Russia (RUS/SUR) .....................    2.6             2.6
Spain (SPN/ESP) ......................    1.1             1.1
United Kingdom (UK/GBP) ..............   10.0            10.0
United States (US/USD) ...............   42.1    4.9     47.0
                                        ------   -----  -----
Total  ...............................   95.1    4.9    100.0
                                        ------   -----  -----
                                        ------   -----  -----

--------------

{d}  Percentages indicated are based on net assets of $75,864,576.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1998 (UNAUDITED)

                                                                                         UNREALIZED
                                            MARKET VALUE                     DELIVERY   APPRECIATION
CONTRACTS TO SELL:                         (U.S. DOLLARS)    CONTRACT PRICE    DATE    (DEPRECIATION)
----------------------------------------  ----------------   --------------  --------  ---------------
British Pounds..........................       2,001,598            0.59400   7/20/98   $     18,602
Deutsche Marks..........................         751,305            1.74730   8/26/98         21,316
Deutsche Marks..........................         333,913            1.74900   8/26/98          9,140
Deutsche Marks..........................         445,345            1.77200   8/31/98          6,122
Finnish Markka..........................       1,552,637            5.46000   7/21/98          4,139
Italian Lira............................       1,492,156         1784.71000   7/21/98         (7,321)
Italian Lira............................         309,693         1774.85001   7/21/98            193
                                          ----------------                             ---------------
  Total Contracts to Sell (Receivable
   amount $6,938,838)...................       6,886,647                                      52,191
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 9.08%.

  Total Open Forward Foreign Currency
   Contracts............................                                                $     52,191
                                                                                       ---------------
                                                                                       ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F26

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (20.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         6.1
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --              3,999   $    436,632          --
    Common ..................................................   --          1,957,538        155,723          --
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU            7,780        159,004         1.6
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX             3,218        154,665         1.6
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} ...........................   HGRY            4,440        130,703         1.3
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V" ...................................   MEX            66,795        100,449         1.0
    RETAILERS-OTHER
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX             2,300         86,538         0.9
    BROADCASTING & PUBLISHING
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG             2,663         86,381         0.9
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd. ....................................   SAFR           64,431         78,362         0.8
    RETAILERS-OTHER
  Carso Global Telecom "A1" .................................   MEX            23,700         73,922         0.8
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE            3,064         62,238         0.6
    TELEPHONE NETWORKS
  Vimpel-Communications - ADR-/- {\/} .......................   RUS             1,100         49,225         0.5
    WIRELESS COMMUNICATIONS
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG             1,900         47,263         0.5
    TELEPHONE NETWORKS
  Hellenic Telecommunication Organization S.A. (OTE) ........   GREC            1,778         45,603         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         0.4
    TELEPHONE NETWORKS
    Common-/- ...............................................   --            256,200         38,746          --
    Preferred ...............................................   --             12,040          2,832          --
  Mahanagar Telephone Nigam Ltd. ............................   IND             9,500         40,066         0.4
    TELECOM - OTHER
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL          279,133         33,549         0.3
    BUSINESS & PUBLIC SERVICES
  Telecom Argentina S.A. - ADR{\/} ..........................   ARG             1,100         32,794         0.3
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. ...............................   HK            211,000         28,052         0.3
    TRANSPORTATION - ROAD & RAIL
  Rostelecom - ADR{\/} ......................................   RUS             1,700         22,738         0.2
    TELEPHONE - LONG DISTANCE
  Bezeq Israeli Telecommunication Corporation Ltd. ..........   ISRL            6,800         21,762         0.2
    TELEPHONE NETWORKS
  Migros Turk T.A.S. ........................................   TRKY           17,500         17,102         0.2
    RETAILERS-FOOD
  Danubius Hotel and Spa Rt.-/- .............................   HGRY              767         15,446         0.2
    LEISURE & TOURISM
  Wooltru Ltd. "N" ..........................................   SAFR           11,100         14,438         0.2
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Blue Square Chain Investments & Properties Ltd.-/- ........   ISRL            1,070   $     13,195         0.1
    RETAILERS-FOOD
  Goody's S.A. ..............................................   GREC              450         11,204         0.1
    RESTAURANTS
  Telesp Celular S.A.-/- ....................................   BRZL          256,200         10,866         0.1
    WIRELESS COMMUNICATIONS
  Trade House GUM - ADR{\/} .................................   RUS             2,310          8,663         0.1
    RETAILERS-OTHER
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE              682          7,502         0.1
    RETAILERS-FOOD
                                                                                        ------------
                                                                                           1,985,663
                                                                                        ------------
Finance (19.3%)
  Turkiye Is Bankasi (Isbank): ..............................   TRKY               --             --         1.9
    BANKS-MONEY CENTER
    "C" Bonus Shares ........................................   --          2,563,875        103,596          --
    "C" Common ..............................................   --          1,881,225         76,013          --
  Bank Hapoalim Ltd.-/- .....................................   ISRL           43,124        130,597         1.3
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ..............   BRZL               --             --         1.0
    BANKS-MONEY CENTER
    Units{=} ................................................   --          1,015,264         60,047          --
    GDR-/- {\/} .............................................   --              1,410         41,595          --
  Bank Leumi Le - Israel ....................................   ISRL           50,626        101,106         1.0
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS-/- .............................   TRKY        1,891,800         87,106         0.9
    BANKS-REGIONAL
  Yapi ve Kredi Bankasi AS ..................................   TRKY        3,317,666         84,797         0.9
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ..................................   PERU            5,280         77,550         0.8
    BANKS-MONEY CENTER
  Alpha Credit Bank .........................................   GREC              900         73,012         0.7
    BANKS-REGIONAL
  Misr International Bank - Reg S GDR{c} {\/} ...............   EGPT            6,200         72,385         0.7
    BANKS-MONEY CENTER
  Commercial International Bank .............................   EGPT            6,500         71,830         0.7
    BANKS-MONEY CENTER
  ABSA Group Ltd. ...........................................   SAFR           11,325         70,781         0.7
    BANKS-REGIONAL
  Akbank T.A.S. .............................................   TRKY        1,934,500         62,532         0.6
    BANKS-REGIONAL
  National Bank of Greece S.A. ..............................   GREC              480         61,555         0.6
    BANKS-MONEY CENTER
  LibLife Strategic Investments Ltd. ........................   SAFR           17,500         51,584         0.5
    INVESTMENT MANAGEMENT
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX            23,500         45,812         0.5
    BANKS-MONEY CENTER
  National Societe Generale Bank ............................   EGPT            2,375         43,975         0.5
    BANKS-MONEY CENTER
  State Bank of India Ltd. - Reg S GDR-/- {c} {\/} ..........   IND             3,690         43,542         0.4
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                      F28

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Aksigorta AS ..............................................   TRKY          627,700   $     40,698         0.4
    INSURANCE - MULTI-LINE
  Ergo Bank S.A. ............................................   GREC              470         40,200         0.4
    BANKS-REGIONAL
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG             1,962         35,807         0.4
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. ............................   GREC              480         35,632         0.4
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE            2,483         35,228         0.4
    BANKS-MONEY CENTER
  Banco do Estado de Sao Paulo S.A. - Banespa ...............   BRZL          750,000         34,702         0.4
    BANKS-REGIONAL
  C.G. Smith Ltd. ...........................................   SAFR           12,300         33,867         0.3
    INVESTMENT MANAGEMENT
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE            2,002         33,408         0.3
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ...............................................   SAFR            1,400         30,270         0.3
    BANKS-REGIONAL
  OTP Bank Rt. ..............................................   HGRY              600         29,521         0.3
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ...................   SAFR            1,300         25,385         0.3
    INSURANCE-LIFE
  Wafabank ..................................................   MOR               200         24,062         0.2
    OTHER FINANCIAL
  Liberty Investors Ltd. ....................................   SAFR            6,600         23,412         0.2
    INVESTMENT MANAGEMENT
  Banco Rio de La Plata S.A. - ADR{\/} ......................   ARG             2,200         23,238         0.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG               750         21,844         0.2
    REAL ESTATE
  Kazkommertsbank Co. - GDR-/- {\/} .........................   KAZ             1,070         21,400         0.2
    BANKS-REGIONAL
  Bank Slaski S.A. ..........................................   POL               293         19,676         0.2
    BANKS-MONEY CENTER
  National Mortgage Bank of Greece ..........................   GREC              250         15,746         0.2
    BANKS-REGIONAL
  Global Menkul Degerler AS .................................   TRKY          771,026         14,200         0.1
    SECURITIES BROKER
  Standard Bank Investment Corporation Ltd. .................   SAFR            1,900          8,120         0.1
    BANKS-MONEY CENTER
  Malayan Banking Bhd. ......................................   MAL             6,000          6,050         0.1
    BANKS-MONEY CENTER
  Ayala Land, Inc. ..........................................   PHIL            8,600          2,487          --
    REAL ESTATE
                                                                                        ------------
                                                                                           1,914,368
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F29

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (14.0%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL          841,780   $    156,492         1.6
    OIL
  LUKoil Holding - ADR{\/} ..................................   RUS             4,340        145,390         1.5
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL            3,561        109,946         1.1
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         1.1
    ELECTRICAL & GAS UTILITIES
    "B" - ADR{\/} ...........................................   --              4,603         69,045          --
    "B" Preferred ...........................................   --          1,198,000         36,049          --
  YPF S.A. - ADR{\/} ........................................   ARG             3,378        101,551         1.0
    ENERGY SOURCES
  Sasol Ltd. ................................................   SAFR           15,146         87,883         0.9
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE            5,387         76,765         0.8
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE            2,963         72,408         0.7
    ELECTRICAL & GAS UTILITIES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ............   RUS             5,000         71,250         0.7
    ELECTRICAL & GAS UTILITIES
  Eletropaulo Metropolitana Preferred-/- ....................   BRZL          608,102         45,746         0.5
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ........   HGRY            1,690         45,546         0.5
    ENERGY SOURCES
  Light - Servicos de Electricidade S.A. ....................   BRZL          144,328         44,303         0.5
    ELECTRICAL & GAS UTILITIES
  Gener S.A. - ADR{\/} ......................................   CHLE            2,386         43,545         0.4
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia -
   COELBA-/- ................................................   BRZL        1,000,000         37,164         0.4
    ELECTRICAL & GAS UTILITIES
  Cukurova Elektrik AS ......................................   TRKY           13,000         37,136         0.4
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. ...............   IND             8,850         32,638         0.3
    ELECTRICAL & GAS UTILITIES
  Ingwe Coal Corp. ..........................................   SAFR           10,800         31,014         0.3
    COAL
  Perez Companc S.A. "B" ....................................   ARG             5,326         26,739         0.3
    OIL
  Chilectra S.A. - ADR{\/} ..................................   CHLE              840         17,640         0.2
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ..................................   RUS             4,410         17,640         0.2
    OIL
  Irkutskenergo - ADR{\/} ...................................   RUS             3,500         17,063         0.2
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL        1,616,000         14,756         0.2
    OIL
  The Hub Power Co., Ltd. - GDR{\/} .........................   PAK             2,000         13,000         0.1
    ENERGY SOURCES
  Empresa Bandeirante de Energia S.A.-/- ....................   BRZL          608,102          9,622         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F30

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Centrais Geradoras do Sul do Brasil S.A. (Gerasul): .......   BRZL               --             --          --
    ELECTRICAL & GAS UTILITIES
    ADR{\/} .................................................   --                460   $      3,222          --
    Preferred-/- ............................................   --          1,198,000          1,730          --
  Companhia Paranaense de Energia - Copel ...................   BRZL          504,000          3,966          --
    ELECTRICAL & GAS UTILITIES
  Empresa Paulista de Transmissao de Energia Eletrica-/- ....   BRZL          608,102          2,151          --
    ELECTRICAL & GAS UTILITIES
  Pakistan State Oil Co., Ltd. ..............................   PAK               880          1,412          --
    OIL
  Empresa Metropolitana de Aguas e Energia S.A.-/- ..........   BRZL          608,102            473          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           1,373,285
                                                                                        ------------
Multi-Industry/Miscellaneous (13.6%)
  GT Taiwan Fund-/- +X+ {\/} ................................   TWN            40,391        465,569         4.8
    COUNTRY FUNDS
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ............   UK             18,100        142,628         1.5
    COUNTRY FUNDS
  Haci Omer Sabanci Holding AS ..............................   TRKY        1,535,599         95,235         1.0
    CONGLOMERATE
  NASR (El) City Company For Housing & Construction .........   EGPT            1,950         93,560         1.0
    MISCELLANEOUS
  Koc Holding AS ............................................   TRKY          448,300         87,621         0.9
    CONGLOMERATE
  Barlow Ltd. ...............................................   SAFR           14,957         78,954         0.8
    CONGLOMERATE
  Rembrandt Group Ltd. ......................................   SAFR           12,517         78,231         0.8
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX            17,900         74,176         0.8
    MULTI-INDUSTRY
  Koor Industries Ltd. - ADR{\/} ............................   ISRL            2,145         50,139         0.5
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. .........................   MEX            10,637         41,472         0.4
    CONGLOMERATE
  Anglo American Corporation of South Africa Ltd. ...........   SAFR            1,003         33,885         0.3
    CONGLOMERATE
  ONA (Omnium Nord Africain) S.A. "A" .......................   MOR               190         23,035         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" ....................................   MEX             4,000         16,353         0.2
    CONGLOMERATE
  Quinenco S.A. - ADR-/- {\/} ...............................   CHLE            1,700         15,300         0.2
    CONGLOMERATE
  Antofagasta Holdings PLC ..................................   UK              3,600         15,178         0.2
    CONGLOMERATE
  Ayala Corp. ...............................................   PHIL           10,580          2,741          --
    CONGLOMERATE
                                                                                        ------------
                                                                                           1,314,077
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F31

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (11.2%)
  Suez Cement Co. - Reg S GDR{c} {\/} .......................   EGPT            7,263   $    131,642         1.3
    CEMENT
  Helioplis Housing .........................................   EGPT            1,271        127,380         1.3
    BUILDING MATERIALS & COMPONENTS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX            32,709        115,686         1.2
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred ......................   BRZL            4,700         93,472         1.0
    METALS - STEEL
  Anglo American Platinum Corporation Ltd. ..................   SAFR            5,000         54,476         0.6
    METALS - NON-FERROUS
  Industrias Penoles S.A. (CP) ..............................   MEX            16,540         52,511         0.5
    METALS - NON-FERROUS
  Apasco, S.A. de C.V. ......................................   MEX             9,831         51,964         0.5
    CEMENT
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU            3,900         51,188         0.5
    METALS - NON-FERROUS
  De Beers Centenary AG - Linked Unit{.:} ...................   SAFR            2,900         51,044         0.5
    MISC. MATERIALS & COMMODITIES
  Cemex, S.A. de C.V.: ......................................   MEX                --             --         0.5
    CEMENT
    "CPO" ...................................................   --             10,147         38,149          --
    "A" .....................................................   --              3,200         12,031          --
  Ameriyah Cement Co. .......................................   EGPT            2,800         48,553         0.5
    CEMENT
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) .......   SAFR          228,147         43,163         0.4
    METALS - STEEL
  Hindalco Industries Ltd.: .................................   IND                --             --         0.4
    METALS - NON-FERROUS
    GDR{\/} .................................................   --              2,400         33,480          --
    Common ..................................................   --                400          6,312          --
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE              960         32,160         0.3
    CHEMICALS
  Makhteshim-Agan Industries Ltd. ...........................   ISRL            9,327         29,723         0.3
    CHEMICALS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX            29,100         24,766         0.3
    CEMENT
  Siderca S.A. "A" ..........................................   ARG            12,400         21,082         0.2
    METALS - STEEL
  Titan Cement Co., S.A. ....................................   GREC              300         19,641         0.2
    BUILDING MATERIALS & COMPONENTS
  Torah Portland Cement Co. .................................   EGPT              900         15,540         0.2
    CEMENT
  AECI Ltd. .................................................   SAFR            3,800         15,277         0.2
    CHEMICALS
  Reliance Industries Ltd. - GDR-/- {\/} ....................   IND             1,690         11,154         0.1
    CHEMICALS
  Pannonplast Rt. ...........................................   HGRY              291         10,788         0.1
    MISC. MATERIALS & COMMODITIES
  Agros Holding S.A. "C"-/- .................................   POL               596          8,723         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F32

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Engro Chemicals Pakistan Ltd. .............................   PAK             1,470   $      1,579          --
    CHEMICALS
                                                                                        ------------
                                                                                           1,101,484
                                                                                        ------------
Consumer Non-Durables (7.9%)
  Hindustan Lever Ltd. ......................................   IND             3,800        135,605         1.4
    PERSONAL CARE/COSMETICS
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ........   MEX             3,867        121,811         1.2
    BEVERAGES - NON-ALCOHOLIC
  ITC Ltd. ..................................................   IND             6,500        100,189         1.0
    TOBACCO
  South African Breweries Ltd. ..............................   SAFR            3,223         66,420         0.7
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................   MEX            23,420         51,082         0.5
    FOOD
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE            2,400         50,700         0.5
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE            2,907         45,422         0.5
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ...........   EGPT            1,400         44,450         0.5
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................   GREC              970         29,989         0.3
    BEVERAGES - NON-ALCOHOLIC
  Eastern Tobacco Co. .......................................   EGPT            1,600         28,769         0.3
    TOBACCO
  SUN Brewing Ltd. - GDR-/- {\/} ............................   RUS             2,400         27,950         0.3
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C"-/- ...................................   EGPT            1,350         27,595         0.3
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred .....................   BRZL           42,241         26,298         0.3
    BEVERAGES - ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................   POL               103         12,415         0.1
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ..............................   SAFR            3,872          2,616          --
    TEXTILES & APPAREL
  Erciyas Biracilik ve Malt Sanayii AS ......................   TRKY            9,000          1,370          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                             772,681
                                                                                        ------------
Health Care (2.1%)
  Teva Pharmaceutical Industries Ltd. .......................   ISRL            1,900         68,322         0.7
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. .................................   IND             3,000         38,830         0.4
    MEDICAL TECHNOLOGY & SUPPLIES
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) .................................................   EGPT              600         38,442         0.4
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR-/- {c} {\/} ................   HGRY              425         33,894         0.4
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F33

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  EGIS Rt. ..................................................   HGRY              440   $     15,506         0.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             194,994
                                                                                        ------------
Consumer Durables (1.3%)
  Bajaj Auto Ltd. ...........................................   IND             2,550         34,482         0.4
    AUTOMOBILES
  Imperial Holdings Ltd. ....................................   SAFR            3,157         30,930         0.3
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ..............................   CHNA          110,000         30,526         0.3
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ..................................   IND             3,800         19,332         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......   IND             2,320          7,424         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                             122,694
                                                                                        ------------
Capital Goods (1.1%)
  NICE-Systems Ltd.-/- ......................................   ISRL            1,100         40,965         0.4
    TELECOM EQUIPMENT
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX             5,700         31,875         0.3
    CONSTRUCTION
  Arabian International Construction-/- .....................   EGPT              435         18,410         0.2
    CONSTRUCTION
  Netas Telekomunik-/- ......................................   TRKY           50,600         13,503         0.1
    TELECOM EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................   POL             1,082         13,197         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Electro-Mechanics Co. .............................   KOR               131          1,673          --
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                             119,623
                                                                                        ------------
Technology (0.8%)
  Formula Systems Ltd.-/- ...................................   ISRL            1,402         49,114         0.5
    SOFTWARE
  Alcatel Teletas Telekomunikasyon Endustri ve Ticaret AS ...   TRKY          223,500         29,402         0.3
    TELECOM TECHNOLOGY
  Samsung Electronics (1/2 of Common Share) - GDR{\/} .......   KOR                66          1,055          --
    SEMICONDUCTORS
                                                                                        ------------
                                                                                              79,571
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $11,117,975) .................                              8,978,440        91.6
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (1.4%)
  Russia (1.4%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Interest Notes, 6.63% due 12/15/15 (cost $170,094)+ ....   USD           249,698        138,895         1.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F34

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Alpha Credit Bank Rights, expire July 31, 1998 ............   GREC              900          1,602          --
    BANKS-REGIONAL
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                  1,602          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $50,000 U.S. Treasury Bills, 5.875% due
   1/31/99 (market value of collateral is $51,313, including
   accrued interest). (cost $49,000)  .......................                                 49,000         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $11,337,069)  * .....................                              9,167,937        93.5
Other Assets and Liabilities ................................                                634,284         6.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  9,802,221       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
        {*}  Security denominated in Hong Kong Dollars.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=}  Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        +X+ The GT Global Variable Emerging Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by INVESCO
             (NY), Inc. which is an affiliate of the Fund's manager, A I M Advisors, Inc.
          + The coupon rate shown on floating rate note represents the rate at period end.
          * For Federal income tax purposes, cost is $11,476,996 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     375,447
                 Unrealized depreciation:            (2,684,506)
                                                  -------------
                 Net unrealized depreciation:     $  (2,309,059)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F35

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     & RIGHTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    4.0                                   4.0
Brazil (BRZL/BRL) ....................   15.1                                  15.1
Chile (CHLE/CLP) .....................    5.0                                   5.0
China (CHNA/RMB) .....................    0.3                                   0.3
Egypt (EGPT/EGP) .....................    7.9                                   7.9
Greece (GREC/GRD) ....................    3.4                                   3.4
Hong Kong (HK/HKD) ...................    0.3                                   0.3
Hungary (HGRY/HUF) ...................    3.0                                   3.0
India (IND/INR) ......................    5.1                                   5.1
Israel (ISRL/ILS) ....................    5.0                                   5.0
Kazakhstan (KAZ/KTS) .................    0.2                                   0.2
Malaysia (MAL/MYR) ...................    0.1                                   0.1
Mexico (MEX/MXN) .....................   11.2                                  11.2
Morocco (MOR/MAD) ....................    0.4                                   0.4
Pakistan (PAK/PKR) ...................    0.1                                   0.1
Peru (PERU/PES) ......................    2.9                                   2.9
Poland (POL/PLZ) .....................    0.5                                   0.5
Russia (RUS/SUR) .....................    3.7         1.4                       5.1
South Africa (SAFR/ZAR) ..............    9.2                                   9.2
Taiwan (TWN/TWD) .....................    4.8                                   4.8
Turkey (TRKY/TRL) ....................    7.7                                   7.7
United Kingdom (UK/GBP) ..............    1.7                                   1.7
United States (US/USD) ...............                               7.0        7.0
                                        ------      -----          -----      -----
Total  ...............................   91.6         1.4            7.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $9,802,221.

    The accompanying notes are an integral part of the financial statements.

                                      F36

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Electrical & Gas Utilities (29.4%)
  AES Corp.-/- ..............................................   US              4,900   $    257,651         3.1
  Viag AG ...................................................   GER               350        241,071         2.9
  Houston Industries, Inc. ..................................   US              6,000        185,250         2.3
  Endesa S.A. - ADR{\/} .....................................   SPN             8,000        173,000         2.1
  Dominion Resources, Inc. ..................................   US              4,000        163,000         2.0
  RWE AG ....................................................   GER             2,500        148,070         1.8
  Interstate Energy Corp. ...................................   US              4,446        144,495         1.8
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL            4,406        136,025         1.7
  Light - Servicos de Electricidade S.A. ....................   BRZL          440,000        135,063         1.7
  Pinnacle West Capital Corp. ...............................   US              3,000        135,000         1.6
  National Grid Group PLC ...................................   UK             20,000        134,914         1.6
  Edison S.p.A. .............................................   ITLY           16,200        130,525         1.6
  BG PLC ....................................................   UK             20,000        115,712         1.4
  MCN Energy Group, Inc. ....................................   US              3,500         87,063         1.1
  MetroGas S.A. - ADR{\/} ...................................   ARG             7,662         67,521         0.8
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI             400         59,929         0.7
  Eletropaulo Metropolitana Preferred-/- ....................   BRZL          680,000         51,154         0.6
  Hub Power Co. .............................................   PAK            75,400         21,026         0.3
  Gener S.A. - ADR{\/} ......................................   CHLE              930         16,973         0.2
  Empresa Bandeirante de Energia S.A.-/- ....................   BRZL          680,000         10,760         0.1
  Empresa Paulista de Transmissao de Energia Eletrica-/- ....   BRZL          680,000          2,405          --
  Empresa Metropolitana de Aguas e Energia S.A.-/- ..........   BRZL          680,000            529          --
                                                                                        ------------
                                                                                           2,417,136
                                                                                        ------------
Transportation - Airlines (8.3%)
  Comair Holdings, Inc. .....................................   US              5,000        154,375         1.9
  Alaska Air Group, Inc.-/- .................................   US              2,300        125,494         1.5
  America West Holdings Corp. "B"-/- ........................   US              4,000        114,250         1.4
  Atlantic Coast Airlines Holdings-/- .......................   US              3,700        111,000         1.4
  Airborne Freight Corp. ....................................   US              3,000        104,813         1.3
  Aeroporti di Roma SpA .....................................   ITLY           10,000         62,943         0.8
                                                                                        ------------
                                                                                             672,875
                                                                                        ------------
Aerospace/Defense (7.6%)
  Gulfstream Aerospace Corp.-/- .............................   US              4,000        186,000         2.3
  United Technologies Corp. .................................   US              1,500        138,750         1.7
  General Electric Co. PLC ..................................   UK             13,000        112,114         1.4
  British Aerospace PLC .....................................   UK             12,500         95,801         1.2
  Doncasters PLC - ADR-/- {\/} ..............................   UK              2,800         77,875         1.0
                                                                                        ------------
                                                                                             610,540
                                                                                        ------------
Cement (5.8%)
  Lafarge S.A. ..............................................   FR              2,000        206,776         2.5
  Suez Cement Co. - Reg S GDR{c} {\/} .......................   EGPT            5,100         92,438         1.1
  La Cementos Nacional, C.A. - 144A GDR{.} {\/} .............   ECDR              543         80,364         1.0
  Cimpor-Cimentos de Portugal, SGPS S.A. ....................   PORT            1,800         63,296         0.8

    The accompanying notes are an integral part of the financial statements.

                                      F37

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Cement (Continued)
  Apasco, S.A. de C.V. ......................................   MEX             5,400   $     28,543         0.4
                                                                                        ------------
                                                                                             471,417
                                                                                        ------------
Telephone Networks (5.5%)
  Telecom Italia SpA - Di Risp ..............................   ITLY           35,900        174,811         2.2
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT            2,200        116,463         1.4
  Magyar Tavkozlesi Rt. - ADR{\/} ...........................   HGRY            3,400        100,088         1.2
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts .................................................   NZ             25,900         55,353         0.7
  Hellenic Telecommunication Organization S.A. (OTE) ........   GREC              111          2,848          --
                                                                                        ------------
                                                                                             449,563
                                                                                        ------------
Transportation - Road & Rail (5.4%)
  Canadian National Railway Co. .............................   CAN             2,600        138,153         1.7
  Swift Transportation Co., Inc.-/- .........................   US              5,000         99,063         1.2
  Navistar International Corp.-/- ...........................   US              3,000         86,625         1.0
  Brisa-Auto Estradas de Portugal S.A. ......................   PORT            1,600         66,068         0.8
  Tranz Rail Holdings Ltd. - ADR{\/} ........................   NZ              9,000         59,625         0.7
                                                                                        ------------
                                                                                             449,534
                                                                                        ------------
Building Materials & Components (4.6%)
  Masco Corp. ...............................................   US              4,000        242,000         3.0
  Martin Marietta Materials, Inc. ...........................   US              3,000        135,000         1.6
                                                                                        ------------
                                                                                             377,000
                                                                                        ------------
Wireless Communications (4.5%)
  Mannesmann AG .............................................   GER             2,500        257,182         3.1
  Paging Network, Inc.-/- ...................................   US              7,000         98,000         1.2
  China Telecom (Hong Kong) Ltd. ............................   HK              8,000         13,888         0.2
                                                                                        ------------
                                                                                             369,070
                                                                                        ------------
Housing (3.6%)
  Kaufman and Broad Home Corp. ..............................   US              5,500        174,625         2.1
  D.R. Horton, Inc. .........................................   US              6,000        125,250         1.5
                                                                                        ------------
                                                                                             299,875
                                                                                        ------------
Machinery & Engineering (3.3%)
  Ingersoll-Rand Co. ........................................   US              2,500        110,156         1.3
  Sauer, Inc. ...............................................   US              7,000         98,438         1.2
  Alstom ....................................................   FR              2,090         68,800         0.8
                                                                                        ------------
                                                                                             277,394
                                                                                        ------------
Networking (3.3%)
  Ascend Communications, Inc.-/- ............................   US              3,000        148,688         1.8
  Cisco Systems, Inc.-/- ....................................   US              1,300        119,681         1.5
                                                                                        ------------
                                                                                             268,369
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F38

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Services (3.0%)
  Vivendi ...................................................   FR              1,140   $    243,456         3.0
                                                                                        ------------
Gas Production & Distribution (2.9%)
  Enron Corp. ...............................................   US              4,397        237,713         2.9
                                                                                        ------------
Telecom Technology (2.1%)
  Ciena Corp.-/- ............................................   US              2,500        174,063         2.1
  L-3 Communications Holdings, Inc.-/- ......................   US                100          3,269          --
                                                                                        ------------
                                                                                             177,332
                                                                                        ------------
Industrial Components (1.5%)
  Illinois Tool Works, Inc. .................................   US              1,800        120,038         1.5
                                                                                        ------------
Metals - Steel (1.0%)
  IPSCO, Inc. ...............................................   CAN             2,914         79,201         1.0
                                                                                        ------------
Semiconductors (0.4%)
  EMCORE Corp.-/- ...........................................   US              3,000         30,000         0.4
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $6,752,971) ..................                              7,550,513        92.2
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $355,000 U.S. Treasury Bills, 5.875% due
   1/31/99 (market value of collateral is $364,319, including
   accrued interest). (cost $354,000) .......................                                354,000         4.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $7,106,971)  * ......................                              7,904,513        96.5
Other Assets and Liabilities ................................                                286,387         3.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  8,190,900       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $7,106,971 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,205,663
                 Unrealized depreciation:              (408,121)
                                                  -------------
                 Net unrealized appreciation:     $     797,542
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F39

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    0.8                   0.8
Austria (ASTRI/ATS) ..................    0.7                   0.7
Brazil (BRZL/BRL) ....................    4.1                   4.1
Canada (CAN/CAD) .....................    2.7                   2.7
Chile (CHLE/CLP) .....................    0.2                   0.2
Ecuador (ECDR/ECS) ...................    1.0                   1.0
Egypt (EGPT/EGP) .....................    1.1                   1.1
France (FR/FRF) ......................    6.3                   6.3
Germany (GER/DEM) ....................    7.8                   7.8
Hong Kong (HK/HKD) ...................    0.2                   0.2
Hungary (HGRY/HUF) ...................    1.2                   1.2
Italy (ITLY/ITL) .....................    4.5                   4.5
Mexico (MEX/MXN) .....................    0.4                   0.4
New Zealand (NZ/NZD) .................    1.4                   1.4
Pakistan (PAK/PKR) ...................    0.3                   0.3
Portgual (PORT/PTE) ..................    3.0                   3.0
Spain (SPN/ESP) ......................    2.1                   2.1
United Kingdom (UK/GBP) ..............    6.6                   6.6
United States (US/USD) ...............   47.8        7.8       55.6
                                        ------     -----      -----
Total  ...............................   92.2        7.8      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $8,190,900.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1998 (UNAUDITED)

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................       389,566         1.74730   8/26/98        11,052
French Francs...........................       232,129         5.94360    8/6/98         3,418
Italian Lira............................       253,385      1768.80000   7/21/98         1,025
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $890,575).....................       875,080                                  15,495
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.68%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    15,495
                                                                                  --------------
                                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Chemicals (23.3%)
  NOVA Corp. ................................................   CAN            28,600   $    327,450         3.2
  Henkel KGaA Non-voting Preferred ..........................   GER             3,210        317,760         3.1
  Valero Energy Corp. .......................................   US              8,500        282,625         2.7
  Cabot Corp. ...............................................   US              6,900        222,956         2.2
  Ultramar Diamond Shamrock Corp. ...........................   US              7,000        220,938         2.1
  ERG SpA ...................................................   ITLY           49,000        195,205         1.9
  E.I. du Pont de Nemours & Company .........................   US              2,400        179,100         1.7
  Solutia, Inc. .............................................   US              6,100        174,994         1.7
  Monsanto Co. ..............................................   US              3,000        167,625         1.6
  Akzo Nobel N.V. ...........................................   NETH              750        166,839         1.6
  Crompton & Knowles Corp. ..................................   US              6,200        156,163         1.5
                                                                                        ------------
                                                                                           2,411,655
                                                                                        ------------
Oil (19.5%)
  Total Compagnie Francaise des Petroles S.A. - ADR{\/} .....   FR              5,050        330,144         3.2
  Suncor Energy, Inc. .......................................   CAN             8,100        275,192         2.7
  Petro-Canada ..............................................   CAN            15,100        242,142         2.4
  Triton Energy Ltd.-/- .....................................   US              5,700        203,419         2.0
  British Petroleum Co., PLC - ADR{\/} ......................   UK              2,100        185,325         1.8
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} .........   ITLY            2,700        175,500         1.7
  Elf Aquitaine ADR{\/} .....................................   FR              2,200        156,200         1.5
  Texaco, Inc. ..............................................   US              2,200        131,313         1.3
  Orogen Minerals Ltd. - 144A ADR{.} {\/} ...................   AUSL            9,000        120,142         1.2
  Crestar Energy, Inc.-/- ...................................   CAN             9,200        111,585         1.1
  Anderson Exploration Ltd.-/- ..............................   CAN             5,500         63,532         0.6
                                                                                        ------------
                                                                                           1,994,494
                                                                                        ------------
Forest Products (10.2%)
  St Laurent Paperboard, Inc.-/- ............................   CAN            15,800        181,973         1.8
  MacMillan Bloedel Ltd. ....................................   CAN            14,700        156,819         1.5
  Noranda, Inc. .............................................   CAN             8,115        140,056         1.4
  Bowater, Inc. .............................................   US              2,500        118,125         1.1
  Noranda Forest, Inc. ......................................   CAN            19,892        104,752         1.0
  Tembec, Inc. "A"-/- .......................................   CAN            18,800         97,085         0.9
  Stora Kopparbergs Bergslags Aktiebolag (STORA) "A" ........   SWDN            5,920         93,214         0.9
  Doman Industries Ltd. "B"-/- ..............................   CAN            32,475         88,265         0.9
  Alliance Forest Products, Inc.-/- .........................   CAN             4,800         72,569         0.7
                                                                                        ------------
                                                                                           1,052,858
                                                                                        ------------
Building Materials & Components (7.5%)
  USG Corp. .................................................   US              5,700        308,513         3.0
  Medusa Corp. ..............................................   US              4,209        264,115         2.6
  Martin Marietta Materials, Inc. ...........................   US              4,400        198,000         1.9
                                                                                        ------------
                                                                                             770,628
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F41

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy Equipment & Services (6.3%)
  Enerflex Systems Ltd. .....................................   CAN             8,000   $    198,410         1.9
  Core Laboratories N.V.-/-{\/} .............................   NETH            5,600        121,100         1.2
  Western Atlas, Inc.-/- ....................................   US              1,000         84,875         0.8
  Mitcham Industries, Inc.-/- ...............................   US              7,200         84,150         0.8
  Key Energy Group, Inc.-/- .................................   US              6,200         81,375         0.8
  Fred Olsen Energy ASA-/- ..................................   NOR             5,800         77,237         0.8
                                                                                        ------------
                                                                                             647,147
                                                                                        ------------
Metals - Steel (4.8%)
  IPSCO, Inc. ...............................................   CAN             8,250        224,230         2.2
  Stelco, Inc. "A" ..........................................   CAN            19,230        137,198         1.3
  British Steel PLC - ADR{\/} ...............................   UK              5,700        129,675         1.3
                                                                                        ------------
                                                                                             491,103
                                                                                        ------------
Metals - Non-Ferrous (4.2%)
  Phelps Dodge Corporation ..................................   US              2,100        120,094         1.2
  Freeport-McMoRan Copper & Gold, Inc. "B" ..................   US              7,600        115,425         1.1
  Inmet Mining Corp.-/- .....................................   CAN            29,000         94,584         0.9
  Sutton Resources Ltd.-/- ..................................   CAN             8,921         50,615         0.5
  Western Copper Holdings Ltd.-/- ...........................   CAN            13,993         48,491         0.5
                                                                                        ------------
                                                                                             429,209
                                                                                        ------------
Construction (4.1%)
  J. Ray McDermott S.A.-/- ..................................   US              3,600        149,400         1.5
  Stolt Comex Seaway S.A.: ..................................   UK                 --             --         1.0
    Common-/- {\/} ..........................................   --              3,500         67,813          --
    ADR-/- ..................................................   --              1,750         30,625          --
  Global Industries Ltd.-/- .................................   US              5,400         91,125         0.9
  Coflexip - ADR{\/} ........................................   FR              1,150         70,294         0.7
                                                                                        ------------
                                                                                             409,257
                                                                                        ------------
Misc. Materials & Commodities (3.3%)
  EdperBrascan Corp. "A" ....................................   CAN            15,827        265,629         2.6
  Republic Services, Inc. "A"-/- ............................   US              2,900         69,600         0.7
                                                                                        ------------
                                                                                             335,229
                                                                                        ------------
Business & Public Services (2.6%)
  American Disposal Services, Inc.-/- .......................   US              5,800        271,875         2.6
                                                                                        ------------
Gas Production & Distribution (1.8%)
  Coastal Corp. .............................................   US              2,700        188,494         1.8
                                                                                        ------------
Paper/Packaging (1.6%)
  Stone Container Corp.-/- ..................................   US             10,600        165,625         1.6
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F42

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Services (0.6%)
  United Road Services, Inc.-/- .............................   US              3,000   $     57,375         0.6
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $9,764,663) ..................                              9,224,949        89.8
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $1,080,000 U.S. Treasury Bills, 5.875%
   due 1/31/99 (market value of collateral is $1,108,350,
   including accrued interest). (cost $1,086,000) ...........                              1,086,000        10.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $10,850,663)  * .....................                             10,310,949       100.4
Other Assets and Liabilities ................................                                (38,524)       (0.4)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 10,272,425       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $10,930,050 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     369,294
                 Unrealized depreciation:              (988,395)
                                                  -------------
                 Net unrealized depreciation:     $    (619,101)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                          PERCENTAGE OF NET
                                             ASSETS {D}
                                        ---------------------
                                                 SHORT-TERM
                                                   &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY   OTHER  TOTAL
--------------------------------------  ------   -----  -----
Australia (AUSL/AUD) .................    1.2             1.2
Canada (CAN/CAD) .....................   28.1            28.1
France (FR/FRF) ......................    5.4             5.4
Germany (GER/DEM) ....................    3.1             3.1
Italy (ITLY/ITL) .....................    3.6             3.6
Netherlands (NETH/NLG) ...............    2.8             2.8
Norway (NOR/NOK) .....................    0.8             0.8
Sweden (SWDN/SEK) ....................    0.9             0.9
United Kingdom (UK/GBP) ..............    4.1             4.1
United States (US/USD) ...............   39.8    10.2    50.0
                                        ------   -----  -----
Total  ...............................   89.8    10.2   100.0
                                        ------   -----  -----
                                        ------   -----  -----

--------------

{d}  Percentages indicated are based on net assets of $10,272,425.

    The accompanying notes are an integral part of the financial statements.

                                      F43

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (48.0%)
  Outdoor Systems, Inc.-/- ..................................   US            110,450   $  3,092,597         6.8
    BUSINESS & PUBLIC SERVICES
  Clear Channel Communications, Inc.-/- .....................   US             24,019      2,621,073         5.7
    BROADCASTING & PUBLISHING
  Snyder Communications, Inc.-/- ............................   US             57,600      2,534,400         5.5
    BUSINESS & PUBLIC SERVICES
  Hilton Hotels Corp. .......................................   US             63,100      1,798,350         3.9
    LEISURE & TOURISM
  Chancellor Media Corp.-/- .................................   US             31,000      1,539,344         3.4
    BROADCASTING & PUBLISHING
  Premier Parks, Inc. .......................................   US             20,000      1,332,500         2.9
    LEISURE & TOURISM
  The ServiceMaster Co. .....................................   US             29,600      1,126,650         2.5
    CONSUMER SERVICES
  Central Parking Corp. .....................................   US             24,600      1,119,300         2.4
    CONSUMER SERVICES
  Cablevision Systems Corp. "A" .............................   US             12,000      1,002,000         2.2
    CABLE TELEVISION
  Young & Rubicam, Inc. .....................................   US             30,300        969,600         2.1
    BUSINESS & PUBLIC SERVICES
  Keane, Inc. ...............................................   US             17,000        952,000         2.1
    BUSINESS & PUBLIC SERVICES
  Cambridge Technology Partners, Inc. .......................   US             15,300        835,763         1.8
    BUSINESS & PUBLIC SERVICES
  Univision Communications, Inc.-/- .........................   US             21,500        800,875         1.8
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ..................................   US             20,300        728,263         1.6
    BUSINESS & PUBLIC SERVICES
  Personnel Group of America, Inc.-/- .......................   US             33,400        668,000         1.5
    BUSINESS & PUBLIC SERVICES
  Jacor Communications, Inc. ................................   US              8,700        513,300         1.1
    BROADCASTING & PUBLISHING
  Paychex, Inc. .............................................   US              8,400        341,775         0.7
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                          21,975,790
                                                                                        ------------
Technology (14.2%)
  Sterling Commerce, Inc.-/- ................................   US             29,900      1,450,150         3.2
    SOFTWARE
  Software AG Systems, Inc.-/- ..............................   US             37,000      1,082,250         2.4
    SOFTWARE
  Aspen Technology, Inc.-/- .................................   US             17,500        883,750         1.9
    SOFTWARE
  SunGard Data Systems, Inc. ................................   US             22,000        844,250         1.8
    SOFTWARE
  Platinum Technology, Inc.-/- ..............................   US             29,300        836,881         1.8
    SOFTWARE
  Peoplesoft, Inc.-/- .......................................   US             15,300        719,100         1.6
    SOFTWARE

    The accompanying notes are an integral part of the financial statements.

                                      F44

                        GT GLOBAL VARIABLE AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Ciena Corp.-/- ............................................   US             10,000   $    696,250         1.5
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           6,512,631
                                                                                        ------------
Finance (13.3%)
  Exel Ltd. .................................................   US             13,500      1,050,469         2.3
    INSURANCE - PROPERTY-CASUALTY
  Golden State Bancorp, Inc. ................................   US             35,000      1,041,250         2.3
    SAVINGS & LOANS
  GreenPoint Financial Corp. ................................   US             23,800        895,475         2.0
    SAVINGS & LOANS
  The CIT Group, Inc. "A"-/- ................................   US             23,100        866,250         1.9
    OTHER FINANCIAL
  Capital One Financial Corp. ...............................   US              6,600        819,638         1.8
    CONSUMER FINANCE
  Ace Ltd. ..................................................   US             17,000        663,000         1.5
    INSURANCE - PROPERTY-CASUALTY
  Heller Financial, Inc.-/- .................................   US             22,100        663,000         1.5
    OTHER FINANCIAL
                                                                                        ------------
                                                                                           5,999,082
                                                                                        ------------
Health Care (7.8%)
  Forest Laboratories, Inc. "A"-/- ..........................   US             25,100        897,325         2.0
    PHARMACEUTICALS
  Wellpoint Health Networks - New ...........................   US             11,200        828,800         1.8
    HEALTH CARE SERVICES
  ALZA Corp. ................................................   US             15,500        670,375         1.5
    PHARMACEUTICALS
  HBO & Co. .................................................   US             18,000        634,500         1.4
    HEALTH CARE SERVICES
  McKesson Corp. ............................................   US              6,200        503,750         1.1
    HEALTH CARE SERVICES
                                                                                        ------------
                                                                                           3,534,750
                                                                                        ------------
Consumer Non-Durables (6.7%)
  U.S. Foodservice ..........................................   US             53,600      1,879,350         4.1
    FOOD
  Suiza Foods Corp.-/- ......................................   US             15,000        895,313         2.0
    FOOD
  International Home Foods, Inc.-/- .........................   US             12,100        275,275         0.6
    FOOD
                                                                                        ------------
                                                                                           3,049,938
                                                                                        ------------
Materials/Basic Industry (5.2%)
  International Specialty Products, Inc.-/- .................   US             60,900      1,134,263         2.5
    CHEMICALS
  Millenium Chemicals, Inc. .................................   US             20,400        691,050         1.5
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                      F45

                        GT GLOBAL VARIABLE AMERICA FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Crompton & Knowles Corp. ..................................   US             22,300   $    561,681         1.2
    CHEMICALS
                                                                                        ------------
                                                                                           2,386,994
                                                                                        ------------
Capital Goods (4.3%)
  U.S. Filter Corp.-/- ......................................   US             38,812      1,089,162         2.4
    ENVIRONMENTAL
  J. Ray McDermott S.A.-/- ..................................   US             20,500        850,750         1.9
    CONSTRUCTION
                                                                                        ------------
                                                                                           1,939,912
                                                                                        ------------
Energy (1.0%)
  Anadarko Petroleum Corp. ..................................   US              7,100        477,031         1.0
    ENERGY SOURCES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $37,310,913) .................                             45,876,128       100.5
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Golden State Bancorp. Litigation Warrants (cost
   $210,566) ................................................   US             35,000        185,938         0.4
                                                                                        ------------       -----
    SAVINGS & LOANS

TOTAL INVESTMENTS (cost $37,521,479)  * .....................                             46,062,066       100.9
Other Assets and Liabilities ................................                               (398,798)       (0.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 45,663,268       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $37,623,256 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   8,845,013
                 Unrealized depreciation:              (406,203)
                                                  -------------
                 Net unrealized appreciation:     $   8,438,810
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F46

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.4%)
  News Corp., Ltd. Preferred ................................   AUSL           81,500   $    578,892         5.0
    BROADCASTING & PUBLISHING
  Hong Kong Telecommunications Ltd. .........................   HK            300,000        563,408         4.8
    TELEPHONE NETWORKS
  Telstra Corp. Ltd. - Installment Receipts .................   AUSL          176,000        452,403         3.9
    TELEPHONE NETWORKS
  Brambles Industries Ltd. ..................................   AUSL           16,000        314,814         2.7
    BUSINESS & PUBLIC SERVICES
  China Telecom (Hong Kong) Ltd. ............................   HK            178,000        309,016         2.6
    WIRELESS COMMUNICATIONS
  Woolworths Ltd. ...........................................   AUSL           75,450        245,941         2.1
    RETAILERS-OTHER
  Philippine Long Distance Telephone Co. ....................   PHIL           10,590        242,422         2.1
    TELEPHONE - LONG DISTANCE
  TABCORP Holdings Ltd. .....................................   AUSL           46,162        236,456         2.0
    LEISURE & TOURISM
  Singapore Press Holdings Ltd. .............................   SING           30,624        204,946         1.8
    BROADCASTING & PUBLISHING
  Telekom Malaysia Bhd. .....................................   MAL            71,000        119,889         1.0
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts .................................................   NZ             32,400         69,244         0.6
    TELEPHONE NETWORKS
  Malaysia International Shipping Bhd. - Foreign ............   MAL            37,000         53,998         0.5
    TRANSPORTATION - SHIPPING
  Berjaya Sports Toto Bhd. ..................................   MAL            23,000         34,121         0.3
    LEISURE & TOURISM
                                                                                        ------------
                                                                                           3,425,550
                                                                                        ------------
Finance (21.8%)
  National Australia Bank Ltd. ..............................   AUSL           42,450        561,396         4.8
    BANKS-REGIONAL
  Australia & New Zealand Banking Group Ltd. ................   AUSL           73,150        505,955         4.3
    BANKS-REGIONAL
  HSBC Holdings PLC .........................................   HK             16,268        397,907         3.4
    BANKS-MONEY CENTER
  Hang Seng Bank ............................................   HK             65,000        367,473         3.1
    BANKS-MONEY CENTER
  Development Bank of Singapore - Foreign ...................   SING           59,800        331,140         2.8
    BANKS-MONEY CENTER
  Overseas-Chinese Banking Corp., Ltd. - Foreign ............   SING           83,000        282,647         2.4
    BANKS-REGIONAL
  AMP Ltd.-/- ...............................................   AUSL            9,800        115,001         1.0
    INSURANCE-LIFE
                                                                                        ------------
                                                                                           2,561,519
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F47

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (9.2%)
  Hutchison Whampoa .........................................   HK            100,000   $    527,912         4.5
    MULTI-INDUSTRY
  Ocean-Land Group Ltd. .....................................   HK            818,000        158,374         1.4
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .........................   HK             58,000        136,625         1.2
    MULTI-INDUSTRY
  Beijing Enterprises Holdings Ltd.-/- ......................   HK             87,000        131,946         1.1
    MULTI-INDUSTRY
  Pacific Dunlop Ltd. .......................................   AUSL           71,800        116,353         1.0
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           1,071,210
                                                                                        ------------
Materials/Basic Industry (9.0%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           46,500        394,092         3.4
    MISC. MATERIALS & COMMODITIES
  CSR Ltd. ..................................................   AUSL          100,700        291,358         2.5
    BUILDING MATERIALS & COMPONENTS
  Rio Tinto Ltd. ............................................   AUSL           22,700        270,607         2.3
    MISC. MATERIALS & COMMODITIES
  Capral Aluminum Ltd. ......................................   AUSL           67,250         94,783         0.8
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                           1,050,840
                                                                                        ------------
Energy (7.7%)
  CLP Holdings Ltd. .........................................   HK             98,000        446,518         3.8
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ...................................   PHIL           78,670        208,523         1.8
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign-/- ......   THAI           71,000        110,332         0.9
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign-/- ...............................................   THAI           13,200        100,214         0.9
    OIL
  YTL Power International Bhd.-/- ...........................   MAL            72,000         39,252         0.3
    ENERGY SOURCES
                                                                                        ------------
                                                                                             904,839
                                                                                        ------------
Consumer Durables (4.8%)
  New World Development Co., Ltd. ...........................   HK            125,000        242,014         2.1
    HOUSING
  Cheung Kong (Holdings) Ltd. ...............................   HK             40,000        196,709         1.7
    HOUSING
  City Developments Ltd. ....................................   SING           40,000        111,815         1.0
    HOUSING
                                                                                        ------------
                                                                                             550,538
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F48

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (2.8%)
  Cheung Kong Infrastructure Holdings .......................   HK            100,000   $    189,093         1.6
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ..........................   HK            126,000        144,743         1.2
    CONSTRUCTION
                                                                                        ------------
                                                                                             333,836
                                                                                        ------------
Consumer Non-Durables (2.2%)
  Foster's Brewing Group Ltd. ...............................   AUSL          107,700        254,104         2.2
                                                                                        ------------
    BEVERAGES - ALCOHOLIC
Health Care (0.5%)
  Cochlear Ltd. .............................................   AUSL           16,000         62,287         0.5
    HEALTH CARE SERVICES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $12,826,686) .................                             10,214,723        87.4
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $1,260,000 U.S. Treasury Notes, 5.875%
   due 8/31/99 (market value of collateral is $1,288,479,
   including accrued interest). (cost $1,260,000) ...........                              1,260,000        10.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $14,086,686)  * .....................                             11,474,723        98.2
Other Assets and Liabilities ................................                                216,290         1.8
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 11,691,013       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $14,174,944 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     408,689
                 Unrealized depreciation:            (3,108,910)
                                                  -------------
                 Net unrealized depreciation:     $  (2,700,221)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F49

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                          PERCENTAGE OF NET
                                             ASSETS {D}
                                        ---------------------
                                                 SHORT-TERM
                                                   &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY   OTHER  TOTAL
--------------------------------------  ------   -----  -----
Australia (AUSL/AUD) .................   38.5            38.5
Hong Kong (HK/HKD) ...................   32.5            32.5
Malaysia (MAL/MYR) ...................    2.1             2.1
New Zealand (NZ/NZD) .................    0.6             0.6
Philippines (PHIL/PHP) ...............    3.9             3.9
Singapore (SING/SGD) .................    8.0             8.0
Thailand (THAI/THB) ..................    1.8             1.8
United States (US/USD) ...............           12.6    12.6
                                        ------   -----  -----
Total  ...............................   87.4    12.6   100.0
                                        ------   -----  -----
                                        ------   -----  -----

--------------

{d}  Percentages indicated are based on net assets of $11,691,013.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                           JUNE 30, 1998 (UNAUDITED)

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     1,359,743         1.52036   7/14/98   $    80,707
                                          --------------                          --------------
Total Contract to Sell (Receivable
 amount $1,440,450).....................     1,359,743                                  80,707
                                          --------------                          --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 11.63%.
  Total Open Forward Foreign Currency
   Contract.............................                                           $    80,707
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F50

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (33.8%)
  ING Groep N.V. ............................................   NETH           24,086   $  1,578,244         3.8
    BANKS-MONEY CENTER
  UBS AG - Registered .......................................   SWTZ            3,952      1,470,771         3.6
    BANKS-MONEY CENTER
  ForeningsSparbanken AB ....................................   SWDN           45,451      1,368,577         3.3
    BANKS-REGIONAL
  Axa - UAP .................................................   FR             11,400      1,282,340         3.1
    INSURANCE - MULTI-LINE
  Banque Nationale de Paris .................................   FR             12,000        980,613         2.4
    BANKS-MONEY CENTER
  Zurich Versicherungsgesellschaft ..........................   SWTZ            1,500        958,036         2.3
    INSURANCE - MULTI-LINE
  CGU PLC ...................................................   UK             50,183        936,796         2.3
    INSURANCE - MULTI-LINE
  Nordbanken Holding AB .....................................   SWDN          119,165        874,619         2.1
    BANKS-REGIONAL
  National Westminster Bank PLC .............................   UK             46,530        832,086         2.0
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK             55,830        781,657         1.9
    BANKS-REGIONAL
  Safra Republic Holdings S.A.{\/} ..........................   LUX             8,600        645,000         1.6
    OTHER FINANCIAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK             59,500        615,466         1.5
    INSURANCE - MULTI-LINE
  BPI-SGPS S.A. .............................................   PORT           17,550        566,838         1.4
    BANKS-MONEY CENTER
  Halifax PLC ...............................................   UK             43,200        561,189         1.3
    BANKS-REGIONAL
  Abbey National PLC ........................................   UK             27,999        497,895         1.2
    BANKS-SUPER REGIONAL
                                                                                        ------------
                                                                                          13,950,127
                                                                                        ------------
Services (16.9%)
  Orange PLC-/- .............................................   UK            115,800      1,227,801         3.0
    WIRELESS COMMUNICATIONS
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ...................................................   NETH           32,500      1,181,498         2.9
    BROADCASTING & PUBLISHING
  Telecom Italia SpA ........................................   ITLY          159,460      1,165,920         2.8
    TELEPHONE NETWORKS
  Vodafone Group PLC ........................................   UK             90,000      1,142,845         2.8
    WIRELESS COMMUNICATIONS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT            4,807        854,300         2.1
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. ....................................   NETH           19,367        622,130         1.5
    RETAILERS-FOOD
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ..........   FIN             9,800        456,247         1.1
    TELEPHONE NETWORKS
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .........   GREC            6,870        285,105         0.7
    TELECOM - OTHER
                                                                                        ------------
                                                                                           6,935,846
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F51

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (14.4%)
  Nestle S.A. - Registered ..................................   SWTZ              600   $  1,285,036         3.1
    FOOD
  Heineken N.V. .............................................   NETH           25,937      1,019,464         2.5
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC .....................................   UK             63,500        983,407         2.4
    BEVERAGES - NON-ALCOHOLIC
  Gucci Group - NY Registered Shares{\/} ....................   NETH           17,800        943,400         2.3
    TEXTILES & APPAREL
  Oyj Hartwall Abp "A" ......................................   FIN            26,500        851,514         2.1
    BEVERAGES - ALCOHOLIC
  Reckitt & Colman PLC ......................................   UK             44,320        846,587         2.0
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                           5,929,408
                                                                                        ------------
Health Care (13.5%)
  Novartis AG ...............................................   SWTZ              620      1,032,515         2.5
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ               90        884,501         2.1
    PHARMACEUTICALS
  Glaxo Wellcome PLC ........................................   UK             28,189        846,753         2.0
    PHARMACEUTICALS
  Astra AB "A" ..............................................   SWDN           40,490        828,037         2.0
    PHARMACEUTICALS
  Nycomed Amersham PLC ......................................   UK             97,196        724,223         1.7
    PHARMACEUTICALS
  SmithKline Beecham PLC ....................................   UK             57,560        703,041         1.7
    PHARMACEUTICALS
  Genset - ADR-/- {\/} ......................................   FR             18,804        552,368         1.3
    BIOTECHNOLOGY
  Nearmedic Ltd.-/- .........................................   ASTRI          71,100         72,871         0.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           5,644,309
                                                                                        ------------
Capital Goods (8.7%)
  Nokia Oyj "A" .............................................   FIN            26,020      1,923,961         4.6
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR              4,850        987,618         2.4
    TELECOM EQUIPMENT
  Coflexip - ADR{\/} ........................................   FR             11,300        690,713         1.7
    CONSTRUCTION
                                                                                        ------------
                                                                                           3,602,292
                                                                                        ------------
Energy (6.9%)
  Viag AG ...................................................   GER             1,510      1,040,051         2.5
    ELECTRICAL & GAS UTILITIES
  Petroleum Geo-Services ASA-/- .............................   NOR            31,260        975,408         2.4
    ENERGY EQUIPMENT & SERVICES

    The accompanying notes are an integral part of the financial statements.

                                      F52

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY          127,880   $    833,718         2.0
    OIL
                                                                                        ------------
                                                                                           2,849,177
                                                                                        ------------
Technology (5.8%)
  Baan Company N.V.-/- {\/} .................................   NETH           26,000        929,500         2.2
    SOFTWARE
  Misys PLC .................................................   UK             13,814        785,384         1.9
    SOFTWARE
  Computacenter PLC-/- ......................................   UK             55,800        697,849         1.7
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           2,412,733
                                                                                        ------------
Materials/Basic Industry (2.5%)
  Akzo Nobel N.V. ...........................................   NETH            4,600      1,023,278         2.5
                                                                                        ------------
    CHEMICALS
Consumer Durables (2.4%)
  Volvo AB "B" ..............................................   SWDN           33,020        983,909         2.4
    AUTOMOBILES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $31,454,366) .................                             43,331,079       104.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $31,454,366)  * .....................                             43,331,079       104.9
Other Assets and Liabilities ................................                             (2,008,435)       (4.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 41,322,644       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $31,454,366 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  12,382,550
                 Unrealized depreciation:              (505,837)
                                                  -------------
                 Net unrealized appreciation:     $  11,876,713
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F53

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     OTHER      TOTAL
--------------------------------------  ------   ----------   -----
Austria (ASTRI/ATS) ..................    0.2                   0.2
Finland (FIN/FIM) ....................    7.8                   7.8
France (FR/FRF) ......................   10.9                  10.9
Germany (GER/DEM) ....................    2.5                   2.5
Greece (GREC/GRD) ....................    0.7                   0.7
Italy (ITLY/ITL) .....................    4.8                   4.8
Luxembourg (LUX/LUF) .................    1.6                   1.6
Netherlands (NETH/NLG) ...............   17.7                  17.7
Norway (NOR/NOK) .....................    2.4                   2.4
Portugal (PORT/PTE) ..................    3.5                   3.5
Sweden (SWDN/SEK) ....................    9.8                   9.8
Switzerland (SWTZ/CHF) ...............   13.6                  13.6
United Kingdom (UK/GBP) ..............   29.4                  29.4
United States (US/USD) ...............              (4.9)      (4.9)
                                        ------     -----      -----
Total  ...............................  104.9       (4.9)     100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $41,322,644.

    The accompanying notes are an integral part of the financial statements.

                                      F54

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT       (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  ------------  -------------
Commercial Paper - Discounted (46.6%)
  Kingdom of Sweden .............................................    5.52%     06-Jul-98    1,000,000  $    999,246        3.2
  Motorola Inc. .................................................    5.52%     13-Jul-98    1,000,000       998,177        3.2
  International Lease Finance Corp. .............................    5.53%     17-Jul-98    1,000,000       997,587        3.2
  Household Finance Corp. .......................................    5.54%     20-Jul-98    1,000,000       997,103        3.2
  Coca Cola Co. .................................................    5.55%     28-Jul-98    1,000,000       995,897        3.2
  Shell Oil Co. .................................................    5.52%     27-Aug-98    1,000,000       991,355        3.2
  General Electric Co. ..........................................    5.56%     28-Aug-98    1,000,000       991,268        3.2
  John Deere Capital Corp. ......................................    5.57%     11-Sep-98    1,000,000       989,140        3.1
  Minnesota Mining & Manufacturing Co. ..........................    5.61%     22-Sep-98    1,000,000       987,365        3.1
  United States Automobile Association Capital Corp. ............    5.58%     25-Sep-98    1,000,000       986,861        3.1
  Walt Disney Co. ...............................................    5.58%     21-Oct-98    1,000,000       983,106        3.1
  E.I. Dupont de Nemours & Co. ..................................    5.59%     21-Oct-98    1,000,000       983,075        3.1
  American Express Credit Corp. .................................    5.58%     23-Oct-98    1,000,000       982,742        3.1
  Associates Corp. ..............................................    5.58%     09-Nov-98    1,000,000       980,168        3.1
  Ford Motor Credit Corp. .......................................    5.51%     11-Aug-98      800,000       795,116        2.5
                                                                                                       ------------      -----
Total Commercial Paper - Discounted (amortized cost
 $14,658,206) ...................................................                                        14,658,206       46.6
                                                                                                       ------------      -----
Government & Government Agency Obligations (7.9%)
  United States Treasury Bills ..................................    4.91%     20-Aug-98    2,500,000     2,483,160        7.9
                                                                                                       ------------      -----
Total Government & Government Agency Obligations (amortized cost
 $2,483,160) ....................................................                                         2,483,160        7.9
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $17,141,366) .................                                        17,141,366       54.5
                                                                                                       ------------      -----


REPURCHASE AGREEMENTS
-----------------------------------------------------------------
  Dated June 30, 1998, with State Street Bank & Trust Co., due
   July 1, 1998, for an effective yield of 5.70%, collateralized by $6,225,000 U.S. Treasury Bills, 5.875% due 1/31/99 (market value of collateral is $6,388,406, including accrued
   interest).  ..................................................                                         6,262,000       19.9
  Dated June 30, 1998, with BancAmerica Robertson Stephens, due
   July 1, 1998, for an effective yield of 5.55%, collateralized by $5,325,000 U.S. Treasury Bonds, 8.75% due 11/15/08 (market value of collateral is $6,131,659, including accrued
   interest). ...................................................                                         6,000,000       19.1
                                                                                                       ------------      -----
TOTAL REPURCHASE AGREEMENTS (cost $12,262,000) ..................                                        12,262,000       39.0
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $29,403,366)  * ..............                                        29,403,366       93.5
Other Assets and Liabilities ....................................                                         2,057,714        6.5
                                                                                                       ------------      -----
NET ASSETS ......................................................                                      $ 31,461,080      100.0
                                                                                                       ------------      -----
                                                                                                       ------------      -----

--------------

          *  For Federal income tax purposes, cost is $29,403,366

    The accompanying notes are an integral part of the financial statements.

                                      F55

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (27.4%)
  UBS AG - Registered-/- ....................................   SWTZ              522   $    194,167         2.6
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN           22,830        167,562         2.2
    BANKS-REGIONAL
  Australia & New Zealand Banking Group Ltd. ................   AUSL           20,400        141,100         1.9
    BANKS-REGIONAL
  Abbey National PLC ........................................   UK              7,740        137,637         1.8
    BANKS-SUPER REGIONAL
  ForeningsSparbanken AB ....................................   SWDN            4,220        127,069         1.7
    BANKS-REGIONAL
  Axa - UAP .................................................   FR                970        109,111         1.5
    INSURANCE - MULTI-LINE
  Lloyds TSB Group PLC ......................................   UK              7,450        104,305         1.4
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK              9,900        102,405         1.4
    INSURANCE - MULTI-LINE
  Zurich Versicherungsgesellschaft ..........................   SWTZ              150         95,804         1.3
    INSURANCE - MULTI-LINE
  ING Groep N.V. ............................................   NETH            1,420         93,046         1.2
    BANKS-MONEY CENTER
  National Westminster Bank PLC .............................   UK              4,400         78,684         1.1
    BANKS-MONEY CENTER
  M & G Group PLC ...........................................   UK              2,800         75,622         1.0
    INVESTMENT MANAGEMENT
  Schroders PLC .............................................   UK              2,830         73,054         1.0
    BANKS-MONEY CENTER
  Banque Nationale de Paris .................................   FR                871         71,176         1.0
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK              2,872         70,248         0.9
    BANKS-MONEY CENTER
  State Bank of India Ltd. - Reg S GDR-/- {c} {\/} ..........   IND             5,650         66,670         0.9
    BANKS-REGIONAL
  CGU PLC ...................................................   UK              3,400         63,470         0.8
    INSURANCE - MULTI-LINE
  Royal Bank of Canada ......................................   CAN             1,000         60,135         0.8
    BANKS-REGIONAL
  Safra Republic Holdings S.A.{\/} ..........................   LUX               760         57,000         0.8
    OTHER FINANCIAL
  BPI-SGPS S.A. .............................................   PORT            1,630         52,646         0.7
    BANKS-MONEY CENTER
  Kokusai Securities Co., Ltd. ..............................   JPN             5,000         49,541         0.7
    SECURITIES BROKER
  Nichiei Co., Ltd. .........................................   JPN               600         40,963         0.5
    OTHER FINANCIAL
  United Overseas Bank Ltd. - Foreign .......................   SING            5,400         16,790         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                           2,048,205
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F56

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (18.7%)
  Telecom Italia SpA ........................................   ITLY           26,140   $    191,127         2.6
    TELEPHONE NETWORKS
  Orange PLC-/- .............................................   UK             15,450        163,813         2.2
    WIRELESS COMMUNICATIONS
  EMI Group PLC .............................................   UK             15,650        136,928         1.8
    LEISURE & TOURISM
  Telecom Corporation of New Zealand Ltd. ...................   NZ             29,800        123,037         1.6
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL           34,650        112,947         1.5
    RETAILERS-OTHER
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ....   BRZL              900         98,269         1.3
    TELEPHONE NETWORKS
  EMAP PLC ..................................................   UK              4,500         91,067         1.2
    BROADCASTING & PUBLISHING
  Reuters Group PLC .........................................   UK              7,806         89,282         1.2
    BROADCASTING & PUBLISHING
  Vodafone Group PLC ........................................   UK              6,894         87,542         1.2
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. ....................................   NETH            2,296         73,755         1.0
    RETAILERS-FOOD
  Great Universal Stores PLC ................................   UK              5,100         67,273         0.9
    RETAILERS-OTHER
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT              330         58,648         0.8
    WIRELESS COMMUNICATIONS
  Telstra Corp. Ltd. - Installment Receipts-/- ..............   AUSL           19,600         50,381         0.7
    TELEPHONE NETWORKS
  Amway Japan Ltd. ..........................................   JPN             4,000         42,525         0.6
    RETAILERS-OTHER
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts .................................................   NZ              2,400          5,129         0.1
    TELEPHONE NETWORKS
  Fast Retailing Co., Ltd. ..................................   JPN                44            414          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                           1,392,137
                                                                                        ------------
Energy (8.3%)
  Petroleum Geo-Services ASA-/- .............................   NOR             4,400        137,294         1.8
    ENERGY EQUIPMENT & SERVICES
  Viag AG ...................................................   GER               192        132,245         1.8
    ELECTRICAL & GAS UTILITIES
  Coflexip - ADR{\/} ........................................   FR              1,500         91,688         1.2
    OIL
  Shell Transport & Trading Co., PLC ........................   UK             11,600         81,737         1.1
    OIL
  Burmah Castrol PLC ........................................   UK              3,600         64,318         0.9
    OIL
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL            3,240         59,940         0.8
    GAS PRODUCTION & DISTRIBUTION
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY            8,550         55,742         0.7
    OIL
                                                                                        ------------
                                                                                             622,964
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F57

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (8.0%)
  Nestle S.A. - Registered ..................................   SWTZ               64   $    137,070         1.8
    FOOD
  Diageo PLC ................................................   UK             10,072        119,404         1.6
    BEVERAGES - ALCOHOLIC
  Benckiser N.V. "B"-/- .....................................   NETH            1,500         92,311         1.2
    HOUSEHOLD PRODUCTS
  United Biscuits (Holdings) PLC ............................   UK             22,100         88,562         1.2
    FOOD
  Gucci Group - NY Registered Shares{\/} ....................   NETH            1,620         85,860         1.1
    TEXTILES & APPAREL
  Asahi Breweries Ltd. ......................................   JPN             5,000         63,282         0.8
    BEVERAGES - ALCOHOLIC
  South African Breweries Ltd. ..............................   SAFR              990         20,402         0.3
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                             606,891
                                                                                        ------------
Health Care (8.0%)
  Nycomed Amersham PLC ......................................   UK             21,197        157,942         2.1
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ               14        137,589         1.8
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ               67        111,578         1.5
    PHARMACEUTICALS
  Astra AB "B" ..............................................   SWDN            3,743         74,667         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR-/- {c} {\/} ................   HGRY              810         64,598         0.9
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN             2,000         53,374         0.7
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             599,748
                                                                                        ------------
Capital Goods (3.5%)
  Nokia Oyj "A" .............................................   FIN             1,620        119,785         1.6
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR                495        100,798         1.3
    TELECOM EQUIPMENT
  Canon, Inc. ...............................................   JPN             2,000         45,563         0.6
    OFFICE EQUIPMENT
                                                                                        ------------
                                                                                             266,146
                                                                                        ------------
Consumer Durables (3.4%)
  Volvo AB "B" ..............................................   SWDN            3,840        114,422         1.5
    AUTOMOBILES
  Futuris Corp., Ltd. .......................................   AUSL           90,000         79,349         1.1
    AUTO PARTS
  Mabuchi Motor Co., Ltd. ...................................   JPN               900         57,279         0.8
    AUTOMOBILES
                                                                                        ------------
                                                                                             251,050
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (1.4%)
  Baan Company N.V.-/- {\/} .................................   NETH            1,460   $     52,195         0.7
    SOFTWARE
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN             2,000         50,047         0.7
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                             102,242
                                                                                        ------------
Materials/Basic Industry (1.3%)
  Akzo Nobel N.V. ...........................................   NETH              450        100,103         1.3
                                                                                        ------------
    CHEMICALS
Multi-Industry/Miscellaneous (0.5%)
  Shanghai Industrial Holdings Ltd. .........................   HK             16,200         38,161         0.5
    MULTI-INDUSTRY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $5,394,600) ..................                              6,027,647        80.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with BancAmerica Robert Stephens, due
   July 1, 1998, for an effective yield of 5.20%,
   collateralized by $905,000 U.S. Treasury Notes, 5.50% due
   2/15/08 (market value of collateral is $932,750 including
   accrued interest).  ......................................                                900,000        12.0
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998 for an effective yield of 5.70%
   collateralized by $845,000 Treasury Bills, 5.875% due
   1/31/99 (market value of collateral is $867,181 including
   accrued interest).  ......................................                                848,000        11.3
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $1,748,000) ...............                              1,748,000        23.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $7,142,600)  * ......................                              7,775,647       103.8
Other Assets and Liabilities ................................                               (287,695)       (3.8)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  7,487,952       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $7,169,315 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     934,649
                 Unrealized depreciation:              (328,317)
                                                  -------------
                 Net unrealized appreciation:     $     606,332
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F59

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    5.2                   5.2
Brazil (BRZL/BRL) ....................    2.1                   2.1
Canada (CAN/CAD) .....................    0.8                   0.8
Finland (FIN/FIM) ....................    1.6                   1.6
France (FR/FRF) ......................    5.0                   5.0
Germany (GER/DEM) ....................    1.8                   1.8
Hong Kong (HK/HKD) ...................    1.4                   1.4
Hungary (HGRY/HUF) ...................    0.9                   0.9
India (IND/INR) ......................    0.9                   0.9
Italy (ITLY/ITL) .....................    3.3                   3.3
Japan (JPN/JPY) ......................    5.4                   5.4
Luxembourg (LUX/LUF) .................    0.8                   0.8
Netherlands (NETH/NLG) ...............    6.5                   6.5
New Zealand (NZ/NZD) .................    1.7                   1.7
Norway (NOR/NOK) .....................    1.8                   1.8
Portugal (PORT/PTE) ..................    1.5                   1.5
Singapore (SING/SGD) .................    0.2                   0.2
South Africa (SAFR/ZAR) ..............    0.3                   0.3
Sweden (SWDN/SEK) ....................    6.4                   6.4
Switzerland (SWTZ/CHF) ...............    9.0                   9.0
United Kingdom (UK/GBP) ..............   23.9                  23.9
United States (US/USD) ...............              19.5       19.5
                                        ------     -----      -----
Total  ...............................   80.5       19.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $7,487,952.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1998 (UNAUDITED)

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................        69,586         1.77200   8/31/98   $       956
French Francs...........................       182,387         5.94360    8/6/98         2,686
Japanese Yen............................        67,260       133.28993    7/7/98         2,513
Japanese Yen............................       138,196       130.50000    8/6/98         7,398
Japanese Yen............................       174,716       130.86000   8/12/98         8,686
Swiss Francs............................       136,400         1.47770   9/21/98         2,329
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $793,113).....................       768,545                                  24,568
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.26%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    24,568
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $27,302,799  $8,014,147   $6,875,062  $20,523,006
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $26,350,147  $8,120,355   $7,026,262  $16,073,144
  Repurchase Agreements, at value and
   cost (Note 1)........................          --          --       42,000      133,000
  U.S. currency.........................     324,595          --          657           --
  Foreign currencies (cost $15; $31,963;
   $0; $9,764; $3,547; $202,425;
   $75,699; $131,383; $0; $0; $0;
   $737,899; $0; $5,178,
   respectively)........................          15      32,417           --       10,111
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       64,299
  Interest and interest withholding tax
   reclaims receivable..................     460,660     153,471      102,454           21
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................       7,073          --           --           --
  Receivable for Fund shares sold.......      17,426       3,316           29        7,400
  Receivable for open forward foreign
   currency contracts, net (Note 1).....      92,811      59,819           --           --
  Receivable for securities sold........     350,386     220,412           --      183,815
  Receivable from A I M Advisors, Inc.
   (Note 2).............................      27,841      23,304       16,772       25,402
  Unamortized organizational costs (Note
   1)...................................          --          --           --           --
  Miscellaneous receivable..............       8,229          --           --           --
                                          ----------  -----------  -----------  ----------
    Total assets........................  27,639,183   8,613,094    7,188,174   16,497,192
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Payable for custodian fees............       4,820       3,172          845       10,473
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --       4,167           --           --
  Payable for fund accounting fees (Note
   2)...................................         370         129          100          189
  Payable for Fund shares repurchased...      49,574       4,877           30       20,216
  Payable for investment management and
   administration fees (Note 2).........      26,116      24,952       18,034       34,413
  Payable for loan outstanding (Note
   1)...................................   1,000,000     189,000           --           --
  Payable for printing and postage
   expenses.............................       7,204       7,321       10,659        9,757
  Payable for professional fees.........       3,579       5,214        7,839        3,497
  Payable for registration and filing
   fees.................................         782         977          965        1,327
  Payable for securities purchased......   1,797,200          --      658,328      109,658
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,234       2,949        1,863        1,240
  Other accrued expenses................       2,624       2,509          484        1,904
                                          ----------  -----------  -----------  ----------
    Total liabilities...................   2,894,503     245,267      699,147      192,674
                                          ----------  -----------  -----------  ----------
Net assets..............................  $24,744,680  $8,367,827   $6,489,027  $16,304,518
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   1,895,536     742,938      548,635    1,261,896
Net asset value per share...............  $    13.05   $   11.26    $   11.83   $    12.92
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $25,065,428  $9,080,091   $6,208,412  $21,018,688
  Undistributed/Accumulated net
   investment income (loss).............     485,547     124,936       72,461      225,002
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................      46,749    (998,124)      56,954     (487,994)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      99,608      54,716           --       (1,316)
  Net unrealized appreciation
   (depreciation) of investments........    (952,652)    106,208      151,200   (4,449,862)
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $24,744,680  $8,367,827   $6,489,027  $16,304,518
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $37,848,227 $55,389,966 $11,288,069  $6,752,971  $9,764,663  $37,521,479 $12,826,686
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $53,695,529 $72,161,544 $9,118,937   $7,550,513  $9,224,949  $46,062,066 $10,214,723
  Repurchase Agreements, at value and
   cost (Note 1)........................   4,266,000   2,462,000      49,000     354,000    1,086,000          --   1,260,000
  U.S. currency.........................          --          --          --          --          767         746         665
  Foreign currencies (cost $15; $31,963;
   $0; $9,764; $3,547; $202,425;
   $75,699; $131,383; $0; $0; $0;
   $737,899; $0; $5,178,
   respectively)........................       4,419     203,318      70,933     132,055           --          --          --
  Dividends and dividend withholding tax
   reclaims receivable..................     112,754      46,255      46,847       8,629       24,586       8,398      59,504
  Interest and interest withholding tax
   reclaims receivable..................     174,955         390       1,341          56          172          --         200
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --          --           --          --          --
  Receivable for Fund shares sold.......      47,891      71,925     545,067      16,497       34,027     101,589      35,368
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --      52,191          --      15,495           --          --      80,707
  Receivable for securities sold........   2,790,638   1,318,009      50,394     149,664       72,490      93,043     386,200
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --      43,864      16,879       18,352          --      32,922
  Unamortized organizational costs (Note
   1)...................................          --       1,904          --          --           --          --          --
  Miscellaneous receivable..............          --       2,639          --          --           --          --          --
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  61,092,186  76,320,175   9,926,383   8,243,788   10,461,343  46,265,842  12,070,289
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       2,964       1,415       2,853         912        6,881       3,887       9,959
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --          --           --          --          --
  Payable for fund accounting fees (Note
   2)...................................       1,054       2,295          89         183          237         721          75
  Payable for Fund shares repurchased...     600,793     150,445      20,019      17,098       69,875     321,113     209,373
  Payable for investment management and
   administration fees (Note 2).........      46,799      59,918      36,166      20,686       23,302      26,476      37,248
  Payable for loan outstanding (Note
   1)...................................          --          --          --          --           --       3,000          --
  Payable for printing and postage
   expenses.............................      11,846      20,627       9,489       8,838        9,339       8,772       8,144
  Payable for professional fees.........       1,972       2,605      11,335         887        6,681       8,429       8,033
  Payable for registration and filing
   fees.................................         840       1,001         859         710          710       1,256       1,133
  Payable for securities purchased......   2,751,840     199,392      37,245          --       69,600     226,059     103,546
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,280       1,759       2,231       1,597        1,681       2,232         892
  Other accrued expenses................       1,481      16,142       3,876       1,977          612         629         873
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................   3,421,869     455,599     124,162      52,888      188,918     602,574     379,276
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $57,670,317 $75,864,576 $9,802,221   $8,190,900  $10,272,425 $45,663,268 $11,691,013
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,751,358   3,685,356   1,125,895     457,740      783,420   2,172,519   1,424,374
Net asset value per share...............  $    20.96  $    20.59  $     8.71   $   17.89   $    13.11  $    21.02  $     8.21
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $39,207,974 $52,566,768 $13,843,685  $6,900,391  $13,381,029 $35,465,271 $16,777,014
  Undistributed/Accumulated net
   investment income (loss).............     713,486      97,301     274,838      80,405       35,553    (132,455)    180,327
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   1,901,286   6,382,068  (2,143,739)    397,964   (2,604,445)  1,789,865  (2,731,860)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         269      46,861      (3,431)     14,598            2          --      77,495
  Net unrealized appreciation
   (depreciation) of investments........  15,847,302  16,771,578  (2,169,132)    797,542     (539,714)  8,540,587  (2,611,963)
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $57,670,317 $75,864,576 $9,802,221   $8,190,900  $10,272,425 $45,663,268 $11,691,013
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $31,454,366 $17,141,366  $5,394,600
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $43,331,079 $17,141,366  $6,027,647
  Repurchase Agreements, at value and
   cost (Note 1)........................          --  12,262,000   1,748,000
  U.S. currency.........................          --         201          --
  Foreign currencies (cost $15; $31,963;
   $0; $9,764; $3,547; $202,425;
   $75,699; $131,383; $0; $0; $0;
   $737,899; $0; $5,178,
   respectively)........................     738,087          --       5,869
  Dividends and dividend withholding tax
   reclaims receivable..................     104,634          --      20,143
  Interest and interest withholding tax
   reclaims receivable..................          --       1,917         264
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --
  Receivable for Fund shares sold.......      54,204   3,048,293     296,834
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --      24,568
  Receivable for securities sold........         307          --      32,222
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --       4,417      26,578
  Unamortized organizational costs (Note
   1)...................................          --          --          --
  Miscellaneous receivable..............          --          --          --
                                          ----------  ----------  -----------
    Total assets........................  44,228,311  32,458,194   8,182,125
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --     131,263          --
  Payable for custodian fees............       2,683       2,784       4,879
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --
  Payable for fund accounting fees (Note
   2)...................................         504         821         134
  Payable for Fund shares repurchased...   1,545,862     832,772     619,712
  Payable for investment management and
   administration fees (Note 2).........      34,192      19,567      28,197
  Payable for loan outstanding (Note
   1)...................................     992,000          --          --
  Payable for printing and postage
   expenses.............................       5,784       6,407      12,942
  Payable for professional fees.........       2,190       1,584      17,611
  Payable for registration and filing
   fees.................................       2,017         588       1,140
  Payable for securities purchased......     306,629          --       5,698
  Payable for Trustees' fees and
   expenses (Note 2)....................         738         391       1,264
  Other accrued expenses................      13,068         937       2,596
                                          ----------  ----------  -----------
    Total liabilities...................   2,905,667     997,114     694,173
                                          ----------  ----------  -----------
Net assets..............................  $41,322,644 $31,461,080  $7,487,952
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,607,515  31,461,080     567,041
Net asset value per share...............  $    25.71  $     1.00   $   13.21
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $27,022,053 $31,461,080  $6,531,903
  Undistributed/Accumulated net
   investment income (loss).............     194,452          --      69,100
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   2,231,467          --     229,764
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (2,041)         --      24,138
  Net unrealized appreciation
   (depreciation) of investments........  11,876,713          --     633,047
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $41,322,644 $31,461,080  $7,487,952
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                            GT GLOBAL
                                          ----------------------------------------------
                                                      VARIABLE     VARIABLE
                                          VARIABLE     GLOBAL        U.S.      VARIABLE
                                          STRATEGIC  GOVERNMENT   GOVERNMENT     LATIN
                                           INCOME      INCOME       INCOME      AMERICA
                                            FUND        FUND         FUND        FUND
                                          ---------  -----------  -----------  ---------
Investment income: * (Note 1)
  Dividend income.......................         --          --           --   $ 369,451
  Interest income.......................  $1,144,865  $ 303,088    $ 204,145       3,506
  Securities lending income.............     28,242       4,407           --       5,848
                                          ---------  -----------  -----------  ---------
    Total investment income.............  1,173,107     307,495      204,145     378,805
                                          ---------  -----------  -----------  ---------
Expenses:
  Amortization of organization costs
   (Note 1).............................        720         720          720         720
  Custodian fees........................     12,851       7,602        1,730      21,720
  Fund accounting fees (Note 2).........      3,686       1,110          827       2,928
  Interest expense (Note 1).............     16,417       2,259        1,308      18,208
  Investment management and
   administration fees (Note 2).........    102,316      30,804       24,125     108,462
  Printing and postage expenses.........      6,785       5,397        6,516       8,145
  Professional fees.....................     36,640      17,476       13,756      17,195
  Registration and filing fees..........         --          --           --         362
  Trustees' fees and expenses (Note
   2)...................................        724         724          724         905
  Other expenses (Note 1)...............      1,543         542          539         540
                                          ---------  -----------  -----------  ---------
    Total expenses before reimbursements
     and reductions.....................    181,682      66,634       50,245     179,185
                                          ---------  -----------  -----------  ---------
      Expenses reimbursed by A I M
       Advisors, Inc. (Note 2)..........    (27,841)    (23,304)     (16,772)    (25,402)
      Expense reductions (Note 5).......         --          --           --          --
                                          ---------  -----------  -----------  ---------
    Total net expenses..................    153,841      43,330       33,473     153,783
                                          ---------  -----------  -----------  ---------
Net investment income (loss)............  1,019,266     264,165      170,672     225,022
                                          ---------  -----------  -----------  ---------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................    260,022    (183,955)      75,297    (440,169)
  Net realized gain (loss) on foreign
   currency transactions................    297,849     829,352           --     (31,646)
                                          ---------  -----------  -----------  ---------
    Net realized gain (loss) during the
     period.............................    557,871     645,397       75,297    (471,815)
                                          ---------  -----------  -----------  ---------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................   (215,874)   (803,018)          --      (1,421)
  Net change in unrealized appreciation
   (depreciation) of investments........  (1,035,630)    193,751        (210)  (4,716,591)
                                          ---------  -----------  -----------  ---------
    Net unrealized appreciation
     (depreciation) during the period...  (1,251,504)   (609,267)       (210)  (4,718,012)
                                          ---------  -----------  -----------  ---------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   (693,633)     36,130       75,087   (5,189,827)
                                          ---------  -----------  -----------  ---------
Net increase (decrease) in net assets
 resulting from operations..............  $ 325,633   $ 300,295    $ 245,759   $(4,964,805)
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------
 *Net of foreign withholding tax of:....  $      --   $      --    $      --   $  35,812
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------

    The accompanying notes are an integral part of the financial statements.

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                            GT GLOBAL
                                -------------------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE      VARIABLE                      VARIABLE                  VARIABLE
                                  GROWTH &       TELECOM-      EMERGING       VARIABLE        NATURAL     VARIABLE       NEW
                                   INCOME      MUNICATIONS      MARKETS    INFRASTRUCTURE    RESOURCES    AMERICA      PACIFIC
                                    FUND           FUND          FUND           FUND           FUND         FUND         FUND
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
Investment income: * (Note 1)
  Dividend income.............   $   603,104   $   352,749    $   184,605    $ 108,354      $   103,634  $   63,801  $    206,404
  Interest income.............       428,715       152,737         15,321       21,730           20,756      12,847        52,552
  Securities lending income...        20,408        18,613          3,523        1,513              720      10,412         9,790
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
    Total investment income...     1,052,227       524,099        203,449      131,597          125,110      87,060       268,746
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
Expenses:
  Amortization of organization
   costs (Note 1).............           720         3,105             --           --               --         720           720
  Custodian fees..............        17,919        14,575         37,616        4,525           11,946       7,500        21,366
  Fund accounting fees (Note
   2).........................         7,298         9,921          1,717        1,136            1,943       5,974         2,002
  Interest expense (Note 1)...        11,599            --         14,054          152            4,308      17,249           540
  Investment management and
   administration fees (Note
   2).........................       269,678       366,482         61,242       42,009           71,926     165,662        74,106
  Printing and postage
   expenses...................         8,145         9,955          7,059        6,516            6,876       5,507         9,079
  Professional fees...........        23,634        22,374         14,118       13,756           13,937      17,842        16,471
  Registration and filing
   fees.......................            --           362             --           --               --         300           362
  Trustees' fees and expenses
   (Note 2)...................           724           905            724          724              724         936           905
  Other expenses (Note 1).....           907         1,090            907          724              905         481           543
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
    Total expenses before
     reimbursements and
     reductions...............       340,624       428,769        137,437       69,542          112,565     222,171       126,094
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
      Expenses reimbursed by
       A I M Advisors, Inc.
       (Note 2)...............            --            --        (43,864)     (16,879)         (18,352)         --       (32,922)
      Expense reductions (Note
       5).....................        (1,237)       (1,971)          (828)        (352)          (4,656)     (2,656)       (4,722)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
    Total net expenses........       339,387       426,798         92,745       52,311           89,557     219,515        88,450
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
Net investment income
 (loss).......................       712,840        97,301        110,704       79,286           35,553    (132,455)      180,296
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
Net realized and unrealized
gain (loss) on investments and
foreign currencies: (Note 1)
  Net realized gain (loss) on
   investments................     1,993,147     6,289,791     (1,788,527)     612,865       (2,534,065)  1,892,614    (2,100,092)
  Net realized gain (loss) on
   foreign currency
   transactions...............       (80,372)      146,713        (60,576)     (11,171)           9,034          --       135,388
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
    Net realized gain (loss)
     during the period........     1,912,775     6,436,504     (1,849,103)     601,694       (2,525,031)  1,892,614    (1,964,704)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        14,013      (145,200)         2,957       16,394             (566)         --       (27,831)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     5,105,148     7,826,768       (489,929)     131,756         (426,406)  3,646,069      (129,907)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
    Net unrealized
     appreciation
     (depreciation) during the
     period...................     5,119,161     7,681,568       (486,972)     148,150         (426,972)  3,646,069      (157,738)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies.....     7,031,936    14,118,072     (2,336,075)     749,844       (2,952,003)  5,538,683    (2,122,442)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
Net increase (decrease) in net
 assets resulting from
 operations...................   $ 7,744,776   $14,215,373    $(2,225,371)   $ 829,130      $(2,916,450) $5,406,228  $ (1,942,146)
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
 *Net of foreign withholding
 tax of:......................   $    73,591   $    38,046    $     9,948    $   9,809      $    12,051  $       --  $      8,592
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------
                                ------------   ------------   -----------  --------------   -----------  ----------  ------------


                                 VARIABLE     MONEY       VARIABLE
                                  EUROPE      MARKET    INTERNATIONAL
                                   FUND        FUND         FUND
                                ----------  ----------  -------------
Investment income: * (Note 1)
  Dividend income.............  $  440,855          --    $ 79,817
  Interest income.............      32,865  $  779,222      33,575
  Securities lending income...      22,183          --       4,009
                                ----------  ----------  -------------
    Total investment income...     495,903     779,222     117,401
                                ----------  ----------  -------------
Expenses:
  Amortization of organization
   costs (Note 1).............         720         720          --
  Custodian fees..............      18,130       5,249      10,480
  Fund accounting fees (Note
   2).........................       4,890       3,859         999
  Interest expense (Note 1)...      64,781          --       2,240
  Investment management and
   administration fees (Note
   2).........................     190,268      70,158      36,877
  Printing and postage
   expenses...................       3,326       7,421       7,426
  Professional fees...........      18,513      20,618      15,449
  Registration and filing
   fees.......................         362          --         362
  Trustees' fees and expenses
   (Note 2)...................         905         724         631
  Other expenses (Note 1).....         544         906         453
                                ----------  ----------  -------------
    Total expenses before
     reimbursements and
     reductions...............     302,439     109,655      74,917
                                ----------  ----------  -------------
      Expenses reimbursed by
       A I M Advisors, Inc.
       (Note 2)...............          --      (4,417)    (26,578)
      Expense reductions (Note
       5).....................        (998)         --        (232)
                                ----------  ----------  -------------
    Total net expenses........     301,441     105,238      48,107
                                ----------  ----------  -------------
Net investment income
 (loss).......................     194,462     673,984      69,294
                                ----------  ----------  -------------
Net realized and unrealized
gain (loss) on investments and
foreign currencies: (Note 1)
  Net realized gain (loss) on
   investments................   2,175,755          --     242,046
  Net realized gain (loss) on
   foreign currency
   transactions...............      58,126          --      52,729
                                ----------  ----------  -------------
    Net realized gain (loss)
     during the period........   2,233,881          --     294,775
                                ----------  ----------  -------------
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         526          --     (11,876)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............   7,324,624          --     379,713
                                ----------  ----------  -------------
    Net unrealized
     appreciation
     (depreciation) during the
     period...................   7,325,150          --     367,837
                                ----------  ----------  -------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies.....   9,559,031          --     662,612
                                ----------  ----------  -------------
Net increase (decrease) in net
 assets resulting from
 operations...................  $9,753,493  $  673,984    $731,906
                                ----------  ----------  -------------
                                ----------  ----------  -------------
 *Net of foreign withholding
 tax of:......................  $   63,431  $       --    $  9,440
                                ----------  ----------  -------------
                                ----------  ----------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

               For the six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,019,266  $   264,165   $   170,672   $     225,022
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        557,871      645,397        75,297        (471,815)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       (215,874)    (803,018 )          --          (1,421)
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,035,630)     193,751          (210 )    (4,716,591)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...        325,633      300,295       245,759      (4,964,805)
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (931,396)    (238,225 )    (168,832 )      (304,832)
  From net realized gain on
   investments..........................             --           --            --        (147,131)
                                          -------------  ------------  ------------  -------------
    Total distributions.................       (931,396)    (238,225 )    (168,832 )      (451,963)
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     15,291,352    2,403,797     3,165,409       9,251,105
  Decrease from capital shares
   repurchased..........................    (18,437,601)  (2,349,067 )  (4,125,945 )   (16,316,036)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,146,249)      54,730      (960,536 )    (7,064,931)
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,752,012)     116,800      (883,609 )   (12,481,699)
Net assets:
  Beginning of period...................     28,496,692    8,251,027     7,372,636      28,786,217
                                          -------------  ------------  ------------  -------------
  End of period  *......................  $  24,744,680  $ 8,367,827   $ 6,489,027   $  16,304,518
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     485,547  $   124,936   $    72,461   $     225,002
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

                                                    For the year ended December 31, 1997
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,156,400  $    591,394  $   312,388   $     404,383
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,618,244      (738,174)      (1,476 )     3,569,822
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        271,762       803,351       (2,603 )         2,156
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,968,623)     (292,630)     153,207        (244,181)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      2,077,783       363,941      461,516       3,732,180
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (2,041,389)     (616,309)    (262,504 )            --
  From net realized gain on
   investments..........................             --            --      (42,460 )            --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,041,389)     (616,309)    (304,964 )            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     37,352,357     4,845,991    6,057,200      50,446,691
  Decrease from capital shares
   repurchased..........................    (40,609,980)   (6,739,965)  (4,324,042 )   (48,320,307)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,257,623)   (1,893,974)   1,733,158       2,126,384
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,221,229)   (2,146,342)   1,889,710       5,858,564
Net assets:
  Beginning of year.....................     31,717,921    10,397,369    5,482,926      22,927,653
                                          -------------  ------------  ------------  -------------
  End of year  * *......................  $  28,496,692  $  8,251,027  $ 7,372,636   $  28,786,217
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   * *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     397,677  $     98,996  $    70,621   $     304,812
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

               For the six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                 GT GLOBAL
                                          ----------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                      VARIABLE
                                            GROWTH &       TELECOM-       EMERGING       VARIABLE        NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES       AMERICA
                                              FUND           FUND           FUND           FUND           FUND           FUND
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $     712,840  $      97,301  $     110,704  $     79,286   $      35,553  $    (132,455)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,912,775      6,436,504     (1,849,103)      601,694      (2,525,031)     1,892,614
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         14,013       (145,200)         2,957        16,394            (566)            --
  Net change in unrealized appreciation
   (depreciation) of investments........      5,105,148      7,826,768       (489,929)      131,756        (426,406)     3,646,069
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      7,744,776     14,215,373     (2,225,371)      829,130      (2,916,450)     5,406,228
                                          -------------  -------------  -------------  -------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (643,068)            --         (4,623)      (76,384 )            --             --
  From net realized gain on
   investments..........................       (689,824)    (5,760,404)      (832,060)           --      (1,999,187)    (6,036,408)
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Total distributions.................     (1,332,892)    (5,760,404)      (836,683)      (76,384 )    (1,999,187)    (6,036,408)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     46,201,200     28,941,237     22,774,036     1,024,596      17,093,092     42,804,541
  Decrease from capital shares
   repurchased..........................    (45,299,031)   (29,717,773)   (26,418,518)   (2,331,627 )   (18,614,037)   (40,487,917)
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................        902,169       (776,536)    (3,644,482)   (1,307,031 )    (1,520,945)     2,316,624
                                          -------------  -------------  -------------  -------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      7,314,053      7,678,433     (6,706,536)     (554,285 )    (6,436,582)     1,686,444
Net assets:
  Beginning of period...................     50,356,264     68,186,143     16,508,757     8,745,185      16,709,007     43,976,824
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period.........................  $  57,670,317  $  75,864,576  $   9,802,221  $  8,190,900   $  10,272,425  $  45,663,268
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     713,486  $      97,301  $     274,838  $     80,405   $      35,553  $    (132,455)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------


                                            VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                              FUND            FUND            FUND           FUND
                                          -------------  --------------  --------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $     180,296  $      194,462  $      673,984  $      69,294
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,964,704)      2,233,881              --        294,775
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (27,831)            526              --        (11,876)
  Net change in unrealized appreciation
   (depreciation) of investments........       (129,907)      7,324,624              --        379,713
                                          -------------  --------------  --------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...     (1,942,146)      9,753,493         673,984        731,906
                                          -------------  --------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (351,881)        (60,959)       (673,984)       (56,951)
  From net realized gain on
   investments..........................             --      (3,918,823)             --       (471,250)
                                          -------------  --------------  --------------  -------------
    Total distributions.................       (351,881)     (3,979,782)       (673,984)      (528,201)
                                          -------------  --------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     85,657,785     155,678,912     342,120,768     37,138,358
  Decrease from capital shares
   repurchased..........................    (88,162,829)   (147,539,729)   (337,623,895)   (35,783,290)
                                          -------------  --------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (2,505,044)      8,139,183       4,496,873      1,355,068
                                          -------------  --------------  --------------  -------------
Total increase (decrease) in net
 assets.................................     (4,799,071)     13,912,894       4,496,873      1,558,773
Net assets:
  Beginning of period...................     16,490,084      27,409,750      26,964,207      5,929,179
                                          -------------  --------------  --------------  -------------
  End of period.........................  $  11,691,013  $   41,322,644  $   31,461,080  $   7,487,952
                                          -------------  --------------  --------------  -------------
                                          -------------  --------------  --------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     180,327  $      194,452  $           --  $      69,100
                                          -------------  --------------  --------------  -------------
                                          -------------  --------------  --------------  -------------

                                                           For the year ended December 31, 1997
                                                                        GT GLOBAL
                                ------------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE       VARIABLE                        VARIABLE
                                  GROWTH &       TELECOM-       EMERGING        VARIABLE         NATURAL       VARIABLE
                                   INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE     RESOURCES       AMERICA
                                    FUND           FUND           FUND            FUND            FUND           FUND
                                -------------  -------------  -------------  --------------   -------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   1,205,645  $     (68,334) $     221,606   $     83,258    $     (29,831) $    (142,918)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      1,630,452      5,806,561        492,304       (206,416)       2,034,294      6,277,204
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        (54,835)       167,417         (9,023)        (1,800)           2,250             --
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      3,876,889      2,996,284     (2,699,474)       442,473       (1,935,169)      (372,530)
                                -------------  -------------  -------------  --------------   -------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      6,658,151      8,901,928     (1,994,587)       317,515           71,544      5,761,756
                                -------------  -------------  -------------  --------------   -------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................     (1,300,804)            --        (84,900)       (47,833)              --       (196,399)
  From net realized gain on
   investments................        (90,528)    (7,777,355)    (1,283,734)      (431,226)        (762,160)    (1,554,377)
                                -------------  -------------  -------------  --------------   -------------  -------------
    Total distributions.......     (1,391,332)    (7,777,355)    (1,368,634)      (479,059)        (762,160)    (1,750,776)
                                -------------  -------------  -------------  --------------   -------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     80,082,075     53,743,901     65,386,565      6,628,609       42,957,139     51,554,136
  Decrease from capital shares
   repurchased................    (71,425,393)   (49,940,160)   (63,118,511)    (3,775,850)     (41,865,469)   (53,234,901)
                                -------------  -------------  -------------  --------------   -------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      8,656,682      3,803,741      2,268,054      2,852,759        1,091,670     (1,680,765)
                                -------------  -------------  -------------  --------------   -------------  -------------
Total increase (decrease) in
 net assets...................     13,923,501      4,928,314     (1,095,167)     2,691,215          401,054      2,330,215
Net assets:
  Beginning of year...........     36,432,763     63,257,829     17,603,924      6,053,970       16,307,953     41,646,609
                                -------------  -------------  -------------  --------------   -------------  -------------
  End of year  * *............  $  50,356,264  $  68,186,143  $  16,508,757   $  8,745,185    $  16,709,007  $  43,976,824
                                -------------  -------------  -------------  --------------   -------------  -------------
                                -------------  -------------  -------------  --------------   -------------  -------------
   * *Includes
   undistributed/accumulated
   net investment income
   (loss) of:.................  $     643,714  $          --  $     168,757   $     77,503    $          --  $          --
                                -------------  -------------  -------------  --------------   -------------  -------------
                                -------------  -------------  -------------  --------------   -------------  -------------


                                   VARIABLE
                                     NEW           VARIABLE         MONEY         VARIABLE
                                   PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                     FUND            FUND            FUND           FUND
                                --------------  --------------  --------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $      415,628  $       62,782  $    1,033,856  $      69,499
  Net realized gain (loss) on
   investments and foreign
   currency transactions......        (100,720)      4,084,568              --        501,515
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         105,422          (4,948)             --         19,339
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (10,613,599)        417,896              --        (52,826)
                                --------------  --------------  --------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............     (10,193,269)      4,560,298       1,033,856        537,527
                                --------------  --------------  --------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................        (178,145)        (69,048)     (1,033,856)        (7,912)
  From net realized gain on
   investments................        (128,263)     (2,404,127)             --             --
                                --------------  --------------  --------------  -------------
    Total distributions.......        (306,408)     (2,473,175)     (1,033,856)        (7,912)
                                --------------  --------------  --------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     181,437,283     147,172,457     524,518,140     35,266,039
  Decrease from capital shares
   repurchased................    (187,117,722)   (146,386,879)   (517,347,993)   (34,648,323)
                                --------------  --------------  --------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      (5,680,439)        785,578       7,170,147        617,716
                                --------------  --------------  --------------  -------------
Total increase (decrease) in
 net assets...................     (16,180,116)      2,872,701       7,170,147      1,147,331
Net assets:
  Beginning of year...........      32,670,200      24,537,049      19,794,060      4,781,848
                                --------------  --------------  --------------  -------------
  End of year  * *............  $   16,490,084  $   27,409,750  $   26,964,207  $   5,929,179
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------
   * *Includes
   undistributed/accumulated
   net investment income
   (loss) of:.................  $      351,912  $       60,949  $           --  $      56,757
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                             GT GLOBAL
                                          -------------------------------------------------------------------------------
                                                                  VARIABLE STRATEGIC INCOME FUND
                                          -------------------------------------------------------------------------------
                                                                                                           FEBRUARY 10,
                                                                                                               1993
                                                                                                           (COMMENCEMENT
                                            SIX MONTHS                                                          OF
                                              ENDED                  YEAR ENDED DECEMBER 31,              OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------   DECEMBER 31,
                                           (UNAUDITED)       1997        1996        1995        1994          1993
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   13.39     $   13.38   $   11.86   $   10.82   $   14.57      $   12.00
                                          --------------  ----------  ----------  ----------  ----------  ---------------
  Net investment income (loss)..........         0.52(a)       1.00(b)      0.95(c)      1.07(d)      1.71(e)         0.61(f)
  Net realized and unrealized gain
   (loss) on investments................        (0.40)        (0.07)       1.50        0.93       (4.17)          2.57
                                          --------------  ----------  ----------  ----------  ----------  ---------------
    Net increase (decrease) resulting
     from operations....................         0.12          0.93        2.45        2.00       (2.46)          3.18
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............        (0.46)        (0.92)      (0.85)      (0.96)      (0.79)         (0.61)
  From net realized gain on
   investments..........................           --            --       (0.08)         --       (0.45)            --
  In excess of net realized gain on
   investments..........................           --            --          --          --          --             --
  Return of capital.....................           --            --          --          --       (0.05)            --
                                          --------------  ----------  ----------  ----------  ----------  ---------------
    Total distributions.................        (0.46)        (0.92)      (0.93)      (0.96)      (1.29)         (0.61)
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Net asset value, end of period..........    $   13.05     $   13.39   $   13.38   $   11.86   $   10.82      $   14.57
                                          --------------  ----------  ----------  ----------  ----------  ---------------
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Total investment return  (h) +..........         0.84 %        7.14%      21.58%      19.50%     (17.09)%         27.5%
                                          --------------  ----------  ----------  ----------  ----------  ---------------
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  24,745     $  28,497   $  31,718   $  25,345   $  23,367      $  18,089
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         7.47 %        7.20%       7.74%       9.59%       7.58%           6.6%
  Without reimbursement and/or expense
   reductions ++........................         7.26 %        7.03%       7.59%       9.35%       7.43%           6.3%
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           5.2%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.00 %        0.90%       0.99%       1.00%       1.00%           0.5%
  Without reimbursement and/or expense
   reductions ++........................         1.21 %        1.07%       1.14%       1.24%       1.15%           0.9%
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           1.9%
Ratio of interest expense to average net
 assets.................................         0.12 %          --%         --%         --%         --%            --%
Portfolio turnover ++...................          260 %         185%        210%        193%        313%           245%

--------------------------------------------------------------------------------


                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                                                    VARIABLE LATIN AMERICA FUND
                                          --------------------------------------------------------------------------------
                                                                                                            FEBRUARY 10,
                                                                                                                1993
                                            SIX MONTHS                                                    (COMMENCEMENT OF
                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,
                                          (UNAUDITED)+++     1997        1996        1995        1994           1993
                                          --------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   16.95     $   14.80   $   12.42   $   19.17   $   17.68      $   12.00
                                          --------------  ----------  ----------  ----------  ----------      --------
  Net investment income (loss)..........         0.16(a)       0.24(b)      0.27(c)      0.51(d)      0.11(e)         0.04(f)
  Net realized and unrealized gain
   (loss) on investments................        (3.82)         1.91        2.49       (5.10)       1.49           5.64
                                          --------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................        (3.66)         2.15        2.76       (4.59)       1.60           5.68
                                          --------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............        (0.25)           --       (0.37)      (0.16)      (0.04)            --
  From net realized gain on
   investments..........................        (0.12)           --          --       (2.00)      (0.07)            --
  In excess of net investment income....           --            --       (0.01)         --          --             --
  Return of capital.....................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................        (0.37)           --       (0.38)      (2.16)      (0.11)            --
                                          --------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........    $   12.92     $   16.95   $   14.80   $   12.42   $   19.17      $   17.68
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Total investment return  (h) +..........       (21.63)%       14.53%      22.48%     (24.14)%      9.14%          47.3 %
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  16,305     $  28,786   $  22,928   $  19,771   $  26,631      $   8,240
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         2.07 %        1.36%       1.94%       4.43%       0.82%           1.0 %
  Without reimbursement and/or expense
   reductions ++........................         1.84 %        1.21%       1.69%       3.92%       0.49%           0.4 %
  Without expenses assumed by the
   Manager  (g) ++......................           -- %          --%         --%         --%         --%          (2.5)%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.25 %        1.25%       1.17%       1.18%       1.25%           0.7 %
  Without reimbursement and/or expense
   reductions ++........................         1.48 %        1.40%       1.42%       1.69%       1.58%           1.3 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%           4.2 %
Ratio of interest expense to average net
 assets.................................         0.17 %          --%         --%         --%         --%            -- %
Portfolio turnover ++...................           25 %         141%        102%        140%        185%            78 %

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.03 for the Variable Global Government Income Fund, $0.03 for the Variable U.S. Government Income Fund, and $0.02 for the Variable Latin America Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                              GT GLOBAL
                                          ---------------------------------------------------------------------------------
                                                               VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          ---------------------------------------------------------------------------------
                                                                                                             FEBRUARY 10,
                                                                                                                 1993
                                            SIX MONTHS                                                     (COMMENCEMENT OF
                                               ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO
                                           JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,
                                            (UNAUDITED)       1997        1996        1995        1994           1993
                                          ---------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....     $   11.17     $   11.43   $   11.51   $   10.63   $   12.53      $   12.00
                                          ---------------  ----------  ----------  ----------  ----------      --------
  Net investment income (loss)..........          0.36(a)       0.82(b)      0.72(c)      0.79(d)      0.77(e)         0.57(f)
  Net realized and unrealized gain
   (loss) on investments................          0.06         (0.34)      (0.06)       0.84       (1.85)          0.52
                                          ---------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................          0.42          0.48        0.66        1.63       (1.08)          1.09
                                          ---------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............         (0.33)        (0.74)      (0.74)      (0.75)      (0.73)         (0.56)
  From net realized gain on
   investments..........................            --            --          --          --          --             --
  In excess of net realized gain on
   investments..........................            --            --          --          --          --             --
  Return of capital.....................            --            --          --          --       (0.09)            --
                                          ---------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................         (0.33)        (0.74)      (0.74)      (0.75)      (0.82)         (0.56)
                                          ---------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........     $   11.26     $   11.17   $   11.43   $   11.51   $   10.63      $   12.53
                                          ---------------  ----------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------  ----------      --------
Total investment return  (h) +..........          3.76%         4.37%       6.17%      15.85%      (8.70)%          9.5 %
                                          ---------------  ----------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   8,368     $   8,251   $  10,397   $  11,944   $   9,654      $   6,136
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          6.43%         6.33%       6.32%       7.03%       6.89%           6.1 %
  Without reimbursement and/or expense
   reductions ++........................          5.86%         5.74%       5.80%       6.37%       6.21%           5.5 %
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%         --%           2.4 %
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.00%         0.95%       0.95%       1.00%       1.00%           0.5 %
  Without reimbursement and/or expense
   reductions ++........................          1.57%         1.54%       1.47%       1.66%       1.68%           1.1 %
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%         --%           4.2 %
Ratio of interest expense to average net
 assets.................................          0.06%           --%         --%         --%         --%            -- %
Portfolio turnover ++...................           186%          235%        235%        394%        350%           298 %

                                                                              GT GLOBAL
                                          ---------------------------------------------------------------------------------

                                                                VARIABLE U.S. GOVERNMENT INCOME FUND
                                          ---------------------------------------------------------------------------------

                                                                                                             FEBRUARY 10,

                                                                                                                 1993

                                            SIX MONTHS                                                     (COMMENCEMENT OF

                                               ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO

                                           JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,

                                            (UNAUDITED)       1997        1996        1995        1994           1993

                                          ---------------  ----------  ----------  ----------  ----------  ----------------

Per Share Operating Performance:
Net asset value, beginning of period....     $   11.70     $   11.41   $   11.74   $   10.79   $   12.23      $   12.00

                                          ---------------  ----------  ----------  ----------  ----------      --------

  Net investment income (loss)..........          0.32(a)       0.63(b)      0.60(c)      0.62(d)      0.63(e)         0.53(f)

  Net realized and unrealized gain
   (loss) on investments................          0.12          0.29       (0.35)       0.93       (1.39)          0.23

                                          ---------------  ----------  ----------  ----------  ----------      --------

    Net increase (decrease) resulting
     from operations....................          0.44          0.92        0.25        1.55       (0.76)          0.76

                                          ---------------  ----------  ----------  ----------  ----------      --------

Distributions to shareholders:
  From net investment income............         (0.31)        (0.54)      (0.58)      (0.60)      (0.62)         (0.53)

  From net realized gain on
   investments..........................            --         (0.09)         --          --       (0.06)            --

  In excess of net realized gain on
   investments..........................            --            --          --          --          --             --

  Return of capital.....................            --            --          --          --          --             --

                                          ---------------  ----------  ----------  ----------  ----------      --------

    Total distributions.................         (0.31)        (0.63)      (0.58)      (0.60)      (0.68)         (0.53)

                                          ---------------  ----------  ----------  ----------  ----------      --------

Net asset value, end of period..........     $   11.83     $   11.70   $   11.41   $   11.74   $   10.79      $   12.23

                                          ---------------  ----------  ----------  ----------  ----------      --------

                                          ---------------  ----------  ----------  ----------  ----------      --------

Total investment return  (h) +..........          3.79%         8.30%       2.23%      14.73%      (6.27)%          6.4 %

                                          ---------------  ----------  ----------  ----------  ----------      --------

                                          ---------------  ----------  ----------  ----------  ----------      --------

Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   6,489     $   7,373   $   5,483   $   5,992   $   2,415      $     974

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          5.30%         5.54%       5.24%       5.43%       5.53%           5.3 %

  Without reimbursement and/or expense
   reductions ++........................          4.78%         4.92%       4.49%       3.87%       1.29%           3.4 %

  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%         --%          (6.9)%

Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.00%         1.00%       1.00%       1.00%       0.38%           0.0 %

  Without reimbursement and/or expense
   reductions ++........................          1.52%         1.62%       1.75%       2.56%       4.63%           1.9 %

  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%         --%          12.3 %

Ratio of interest expense to average net
 assets.................................          0.04%           --%         --%         --%         --%            -- %

Portfolio turnover ++...................           211%          143%         49%        186%         34%            81 %


--------------------------------------------------------------------------------

                                                                             GT GLOBAL
                                          -------------------------------------------------------------------------------
                                                                   VARIABLE GROWTH & INCOME FUND
                                          -------------------------------------------------------------------------------
                                                                                                           FEBRUARY 10,
                                                                                                               1993
                                                                                                           (COMMENCEMENT
                                            SIX MONTHS                                                          OF
                                              ENDED                  YEAR ENDED DECEMBER 31,              OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------   DECEMBER 31,
                                           (UNAUDITED)       1997        1996        1995        1994          1993
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   18.60     $   16.51   $   14.57   $   12.99   $   13.77      $   12.00
                                          --------------  ----------  ----------  ----------  ----------  ---------------
  Net investment income (loss)..........         0.26          0.41(b)      0.53(c)      0.52(d)      0.46(e)         0.31(f)
  Net realized and unrealized gain
   (loss) on investments................         2.59          2.23        1.81        1.46       (0.85)          1.79
                                          --------------  ----------  ----------  ----------  ----------  ---------------
    Net increase (decrease) resulting
     from operations....................         2.85          2.64        2.34        1.98       (0.39)          2.10
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............        (0.24)        (0.51)      (0.35)      (0.40)      (0.39)         (0.28)
  From net realized gain on
   investments..........................        (0.25)        (0.04)      (0.05)         --          --          (0.05)
  In excess of net investment income....           --            --          --          --          --             --
  Return of capital.....................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------  ---------------
    Total distributions.................        (0.49)        (0.55)      (0.40)      (0.40)      (0.39)         (0.33)
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Net asset value, end of period..........    $   20.96     $   18.60   $   16.51   $   14.57   $   12.99      $   13.77
                                          --------------  ----------  ----------  ----------  ----------  ---------------
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Total investment return  (h) +..........        15.40 %       16.22%      16.33%      15.49%      (2.85)%         17.8%
                                          --------------  ----------  ----------  ----------  ----------  ---------------
                                          --------------  ----------  ----------  ----------  ----------  ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  57,670     $  50,356   $  36,433   $  30,565   $  25,580      $  11,677
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         2.64 %        2.86%       3.58%       3.87%       3.69%           3.2%
  Without reimbursement and/or expense
   reductions ++........................         2.64 %        2.72%       3.48%       3.66%       3.45%           2.7%
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           1.1%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.22 %        1.13%       1.20%       1.23%       1.25%           0.6%
  Without reimbursement and/or expense
   reductions ++........................         1.22 %        1.27%       1.30%       1.44%       1.49%           1.2%
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           2.8%
Ratio of interest expense to average net
 assets.................................         0.04 %          --%         --%         --%         --%            --%
Portfolio turnover ++...................           63 %          60%         57%         73%         53%            17%


                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------

                                                                  VARIABLE TELECOMMUNICATIONS FUND
                                          --------------------------------------------------------------------------------

                                                                                                          OCTOBER 18, 1993

                                            SIX MONTHS                                                    (COMMENCEMENT OF

                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO

                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,

                                           (UNAUDITED)       1997        1996        1995        1994           1993

                                          --------------  ----------  ----------  ----------  ----------  ----------------

Per Share Operating Performance:
Net asset value, beginning of period....    $   18.40     $   18.14   $   16.87   $   13.98   $   13.07      $   12.00

                                          --------------  ----------  ----------  ----------  ----------      --------

  Net investment income (loss)..........         0.03         (0.02)      (0.05)       0.02(d)      0.01(e)         0.04(f)

  Net realized and unrealized gain
   (loss) on investments................         3.88          2.59        3.31        3.26        0.92           1.03

                                          --------------  ----------  ----------  ----------  ----------      --------

    Net increase (decrease) resulting
     from operations....................         3.91          2.57        3.26        3.28        0.93           1.07

                                          --------------  ----------  ----------  ----------  ----------      --------

Distributions to shareholders:
  From net investment income............           --            --       (0.02)      (0.03)      (0.02)            --

  From net realized gain on
   investments..........................        (1.72)        (2.31)      (1.97)      (0.36)         --             --

  In excess of net investment income....           --            --          --          --          --             --

  Return of capital.....................           --            --          --          --          --             --

                                          --------------  ----------  ----------  ----------  ----------      --------

    Total distributions.................        (1.72)        (2.31)      (1.99)      (0.39)      (0.02)            --

                                          --------------  ----------  ----------  ----------  ----------      --------

Net asset value, end of period..........    $   20.59     $   18.40   $   18.14   $   16.87   $   13.98      $   13.07

                                          --------------  ----------  ----------  ----------  ----------      --------

                                          --------------  ----------  ----------  ----------  ----------      --------

Total investment return  (h) +..........        21.69 %       14.56%      19.34%      23.66%       7.15%           8.9 %

                                          --------------  ----------  ----------  ----------  ----------      --------

                                          --------------  ----------  ----------  ----------  ----------      --------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  75,865     $  68,186   $  63,258   $  50,778   $  36,029      $   7,903

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         0.26 %       (0.10)%     (0.26)%      0.16%       0.31%           2.5 %

  Without reimbursement and/or expense
   reductions ++........................         0.26 %       (0.15)%     (0.31)%      0.10%       0.07%           2.3 %

  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           1.6 %

Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.16 %        1.11%       1.12%       1.20%       1.25%           0.9 %

  Without reimbursement and/or expense
   reductions ++........................         1.16 %        1.16%       1.17%       1.26%       1.49%           1.1 %

  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           1.8 %

Ratio of interest expense to average net
 assets.................................           -- %          --%         --%         --%         --%            -- %

Portfolio turnover ++...................           64 %          91%         77%         70%         81%            20 %


------------------------

 (f) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (g) During the period ended December 31, 1993, the Manager voluntarily assumed certain expenses for the Funds (Note 2).
 (h) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
+++  Calculated based upon average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------


                                                                        GT GLOBAL
                                          ---------------------------------------------------------------------
                                                             VARIABLE EMERGING MARKETS FUND
                                          ---------------------------------------------------------------------
                                                                                                 JULY 5, 1994
                                            SIX MONTHS                                         (COMMENCEMENT OF
                                               ENDED            YEAR ENDED DECEMBER 31,         OPERATIONS) TO
                                           JUNE 30, 1998   ----------------------------------    DECEMBER 31,
                                            (UNAUDITED)       1997        1996        1995           1994
                                          ---------------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....     $   11.57     $   14.26   $   10.88   $   11.89      $   12.00
                                          ---------------  ----------  ----------  ----------      --------
  Net investment income (loss)..........          0.13(a)       0.15(b)      0.11(c)      0.14(d)         0.07(e)
  Net realized and unrealized gain
   (loss) on investments................         (2.17)        (1.89)       3.27       (1.04)         (0.05)
                                          ---------------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................         (2.04)        (1.74)       3.38       (0.90)          0.02
                                          ---------------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............         (0.01)        (0.06)         --       (0.09)         (0.07)
  From net realized gain on
   investments..........................         (0.81)        (0.89)         --          --             --
  In excess of net realized gain on
   investments..........................            --            --          --          --          (0.06)
  Return of capital.....................            --            --          --       (0.02)            --
                                          ---------------  ----------  ----------  ----------      --------
    Total distributions.................         (0.82)        (0.95)         --       (0.11)         (0.13)
                                          ---------------  ----------  ----------  ----------      --------
Net asset value, end of period..........     $    8.71     $   11.57   $   14.26   $   10.88      $   11.89
                                          ---------------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------      --------
Total investment return  (h) +..........        (17.85)%      (13.76)%     31.07%      (7.54)%         0.12 %
                                          ---------------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   9,802     $  16,509   $  17,604   $   8,983      $   7,267
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.74%         1.05%       0.89%       1.55%          4.10 %
  Without reimbursement and/or expense
   reductions ++........................          1.03%         0.78%       0.39%       0.51%         (0.20)%
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%            -- %
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.23%         1.22%       1.18%       1.18%          0.00 %
  Without reimbursement and/or expense
   reductions ++........................          1.94%         1.49%       1.68%       2.22%          4.30 %
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%         --%            -- %
Ratio of interest expense to average net
 assets.................................          0.22%           --%         --%         --%            -- %
Portfolio turnover ++...................           103%          212%        216%        210%           117 %

--------------------------------------------------------------------------------


                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                                                       VARIABLE AMERICA FUND
                                          --------------------------------------------------------------------------------
                                                                                                            FEBRUARY 10,
                                                                                                                1993
                                            SIX MONTHS                                                    (COMMENCEMENT OF
                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,
                                           (UNAUDITED)       1997        1996        1995        1994           1993
                                          --------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   21.68     $   19.71   $   19.46   $   15.81   $   13.75      $   12.00
                                          --------------  ----------  ----------  ----------  ----------      --------
  Net investment income (loss)..........        (0.06)        (0.07)       0.12(c)      0.21(d)      0.48(e)         1.11(f)
  Net realized and unrealized gain
   (loss) on investments................         2.60          2.88        3.18        3.80        2.08           0.64
                                          --------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................         2.54          2.81        3.30        4.01        2.56           1.75
                                          --------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............           --         (0.09)      (0.30)      (0.07)      (0.50)            --
  From net realized gain on
   investments..........................        (3.20)        (0.75)      (2.75)      (0.29)         --             --
  In excess of net realized gain on
   investments..........................           --            --          --          --          --             --
  Return of capital.....................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................        (3.20)        (0.84)      (3.05)      (0.36)      (0.50)            --
                                          --------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........    $   21.02     $   21.68   $   19.71   $   19.46   $   15.81      $   13.75
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Total investment return  (h) +..........        12.76 %       14.88%      18.55%      25.37%      18.88%          14.7 %
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  45,663     $  43,977   $  41,647   $  37,643   $  15,257      $   1,700
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........        (0.60)%       (0.35)%      0.52%       1.66%       1.83%          14.1 %
  Without reimbursement and/or expense
   reductions ++........................        (0.61)%       (0.42)%      0.46%       1.60%       0.76%          12.8 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           7.6 %
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         0.92 %        0.91%       0.95%       1.00%       0.98%           0.0 %
  Without reimbursement and/or expense
   reductions ++........................         0.93 %        0.98%       1.01%       1.06%       2.05%           1.3 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --%         --%         --%         --%           6.5 %
Ratio of interest expense to average net
 assets.................................         0.07 %          --%         --%         --%         --%            -- %
Portfolio turnover ++...................          177 %         210%        248%         79%        139%           831 %

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.04 for the Variable Emerging Markets Fund, $0.03 for the Variable Infrastructure Fund, $0.02 for the Variable Natural Resources Fund, and $0.02 for the Variable New Pacific Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                                                             GT GLOBAL
                                                                  GT GLOBAL                          --------------------------
                                          ---------------------------------------------------------
                                                                                                     VARIABLE NATURAL RESOURCES
                                                        VARIABLE INFRASTRUCTURE FUND                            FUND
                                          ---------------------------------------------------------  --------------------------
                                                                                   JANUARY 31, 1995                  YEAR ENDED
                                            SIX MONTHS           YEAR ENDED        (COMMENCEMENT OF    SIX MONTHS     DECEMBER
                                               ENDED            DECEMBER 31,        OPERATIONS) TO       ENDED          31,
                                           JUNE 30, 1998   ----------------------    DECEMBER 31,    JUNE 30, 1998   ----------
                                            (UNAUDITED)       1997        1996           1995         (UNAUDITED)       1997
                                          ---------------  ----------  ----------  ----------------  --------------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....     $   16.35     $   16.47   $   13.27      $   12.00        $   20.20     $   20.98
                                          ---------------  ----------  ----------      --------      --------------  ----------
  Net investment income (loss)..........          0.20(a)       0.12(b)      0.11(c)         0.07(d)        0.05(a)      (0.03)(b)
  Net realized and unrealized gain
   (loss) on investments................          1.51          0.74        3.19           1.20            (3.99)         0.18
                                          ---------------  ----------  ----------      --------      --------------  ----------
    Net increase (decrease) resulting
     from operations....................          1.71          0.86        3.30           1.27            (3.94)         0.15
                                          ---------------  ----------  ----------      --------      --------------  ----------
Distributions to shareholders:
  From net investment income............         (0.17)        (0.10)      (0.03)            --               --            --
  From net realized gain on
   investments..........................            --         (0.88)      (0.07)            --            (3.15)        (0.93)
  In excess of net realized gain on
   investments..........................            --            --          --             --               --            --
  Return of capital.....................            --            --          --             --               --            --
                                          ---------------  ----------  ----------      --------      --------------  ----------
    Total distributions.................         (0.17)        (0.98)      (0.10)            --            (3.15)        (0.93)
                                          ---------------  ----------  ----------      --------      --------------  ----------
Net asset value, end of period..........     $   17.89     $   16.35   $   16.47      $   13.27        $   13.11     $   20.20
                                          ---------------  ----------  ----------      --------      --------------  ----------
                                          ---------------  ----------  ----------      --------      --------------  ----------
Total investment return  (h) +..........         10.47%         5.00%      24.88%         10.58 %         (19.42)%        1.29%
                                          ---------------  ----------  ----------      --------      --------------  ----------
                                          ---------------  ----------  ----------      --------      --------------  ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   8,191     $   8,745   $   6,054      $   1,594        $  10,272     $  16,709
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.88%         0.99%       1.35%          1.24 %           0.49 %       (0.16)%
  Without reimbursement and/or expense
   reductions ++........................          1.47%         0.68%       0.03%         (6.11)%           0.17 %       (0.38)%
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%            -- %             --            --%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.24%         1.18%       1.21%          1.22 %           1.18 %        1.20%
  Without reimbursement and/or expense
   reductions ++........................          1.65%         1.49%       2.53%          8.57 %           1.50 %        1.42%
  Without expenses assumed by the
   Manager  (g) ++......................            --            --%         --%            -- %             --            --%
Ratio of interest expense to average net
 assets.................................            --%           --%         --%            -- %           0.06 %          --%
Portfolio turnover ++...................           116%           46%         76%            38 %            272 %         315%


                                                      JANUARY 31, 1995
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                        DECEMBER 31,
                                             1996           1995
                                          ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   13.88      $   12.00
                                          ----------      --------
  Net investment income (loss)..........      (0.06)  c )         0.73(d)
  Net realized and unrealized gain
   (loss) on investments................       7.16           1.91
                                          ----------      --------
    Net increase (decrease) resulting
     from operations....................       7.10           2.64
                                          ----------      --------
Distributions to shareholders:
  From net investment income............         --          (0.71)
  From net realized gain on
   investments..........................         --             --
  In excess of net realized gain on
   investments..........................         --          (0.05)
  Return of capital.....................         --             --
                                          ----------      --------
    Total distributions.................         --          (0.76)
                                          ----------      --------
Net asset value, end of period..........  $   20.98      $   13.88
                                          ----------      --------
                                          ----------      --------
Total investment return  (h) +..........      51.15%         22.20 %
                                          ----------      --------
                                          ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  16,308      $   1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........      (0.60)%        10.87 %
  Without reimbursement and/or expense
   reductions ++........................      (1.30)%         2.94 %
  Without expenses assumed by the
   Manager  (g) ++......................         --%            -- %
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........       1.19%          1.14 %
  Without reimbursement and/or expense
   reductions ++........................       1.89%          9.07 %
  Without expenses assumed by the
   Manager  (g) ++......................         --%            -- %
Ratio of interest expense to average net
 assets.................................         --%            -- %
Portfolio turnover ++...................        199%           875 %

--------------------------------------------------------------------------------

                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                                                     VARIABLE NEW PACIFIC FUND
                                          --------------------------------------------------------------------------------
                                                                                                            FEBRUARY 10,
                                                                                                                1993
                                            SIX MONTHS                                                    (COMMENCEMENT OF
                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,
                                           (UNAUDITED)       1997        1996        1995        1994           1993
                                          --------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.50     $   18.02   $   13.92   $   14.01   $   16.07      $   12.00
                                          --------------  ----------  ----------  ----------  ----------      --------
  Net investment income (loss)..........         0.15(a)       0.26(b)      0.13(c)      0.20(d)      0.08(e)         0.04(f)
  Net realized and unrealized gain
   (loss) on investments................        (2.19)        (7.61)       4.16       (0.23)      (2.08)          4.03
                                          --------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................        (2.04)        (7.35)       4.29       (0.03)      (2.00)          4.07
                                          --------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............        (0.25)        (0.10)      (0.19)      (0.06)      (0.06)            --
  From net realized gain on
   investments..........................           --         (0.07)         --          --          --             --
  In excess of net realized gain on
   investments..........................           --            --          --          --          --             --
  Return of capital.....................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................        (0.25)        (0.17)      (0.19)      (0.06)      (0.06)            --
                                          --------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........    $    8.21     $   10.50   $   18.02   $   13.92   $   14.01      $   16.07
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Total investment return  (h) +..........       (19.54)%      (41.11)%     30.97%      (0.21)%    (12.47)%         33.9 %
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  11,691     $  16,490   $  32,670   $  23,025   $  19,391      $   7,945
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         2.43 %        1.50%       0.88%       1.27%       0.83%           0.9 %
  Without reimbursement and/or expense
   reductions ++........................         1.92 %        1.16%       0.60%       1.74%       0.48%           0.3 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%          (2.0)%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.18 %        1.09%       1.12%       1.14%       1.25%           0.6 %
  Without reimbursement and/or expense
   reductions ++........................         1.69 %        1.43%       1.40%       1.61%       1.60%           1.3 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%           3.6 %
Ratio of interest expense to average net
 assets.................................         0.01 %          --%         --%         --%         --%            -- %
Portfolio turnover ++...................           90 %          93%         70%         67%         30%            15 %

                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------

                                                                        VARIABLE EUROPE FUND
                                          --------------------------------------------------------------------------------

                                                                                                            FEBRUARY 10,

                                                                                                                1993

                                            SIX MONTHS                                                    (COMMENCEMENT OF

                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO

                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,

                                           (UNAUDITED)       1997        1996        1995        1994           1993

                                          --------------  ----------  ----------  ----------  ----------  ----------------

Per Share Operating Performance:
Net asset value, beginning of period....    $   22.52     $   21.34   $   16.52   $   15.22   $   15.33      $   12.00

                                          --------------  ----------  ----------  ----------  ----------      --------

  Net investment income (loss)..........         0.13          0.05(b)      0.05(c)      0.18(d)      0.16(e)         0.05(f)

  Net realized and unrealized gain
   (loss) on investments................         6.08          3.10        4.93        1.28       (0.25)          3.28

                                          --------------  ----------  ----------  ----------  ----------      --------

    Net increase (decrease) resulting
     from operations....................         6.21          3.15        4.98        1.46       (0.09)          3.33

                                          --------------  ----------  ----------  ----------  ----------      --------

Distributions to shareholders:
  From net investment income............        (0.05)        (0.06)      (0.16)      (0.16)         --             --

  From net realized gain on
   investments..........................        (2.97)        (1.91)         --          --       (0.02)            --

  In excess of net realized gain on
   investments..........................           --            --          --          --          --             --

  Return of capital.....................           --            --          --          --          --             --

                                          --------------  ----------  ----------  ----------  ----------      --------

    Total distributions.................        (3.02)        (1.97)      (0.16)      (0.16)      (0.02)            --

                                          --------------  ----------  ----------  ----------  ----------      --------

Net asset value, end of period..........    $   25.71     $   22.52   $   21.34   $   16.52   $   15.22      $   15.33

                                          --------------  ----------  ----------  ----------  ----------      --------

                                          --------------  ----------  ----------  ----------  ----------      --------

Total investment return  (h) +..........        27.86 %       15.15%      30.25%       9.66%      (0.59)%         27.8 %

                                          --------------  ----------  ----------  ----------  ----------      --------

                                          --------------  ----------  ----------  ----------  ----------      --------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  41,323     $  27,410   $  24,537   $  15,641   $  15,020      $   5,410

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.02 %        0.22%       0.36%       1.12%       1.48%           1.1 %

  Without reimbursement and/or expense
   reductions ++........................         1.01 %        0.01%       0.09%       0.60%       1.07%           0.4 %

  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%          (2.8)%

Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         1.24 %        1.20%       1.20%       1.20%       1.25%           0.7 %

  Without reimbursement and/or expense
   reductions ++........................         1.25 %        1.41%       1.47%       1.72%       1.66%           1.4 %

  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%           4.6 %

Ratio of interest expense to average net
 assets.................................         0.34 %          --%         --%         --%         --%            -- %

Portfolio turnover ++...................           40 %         117%         56%        123%         61%            27 %


------------------------

 (f) Includes reimbursement of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.03 for the Variable Europe Fund (Note 2).
 (g) During the period ended December 31, 1993, the Manager voluntarily assumed certain expenses for the Funds (Note 2).
 (h) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.

    The accompanying notes are an integral part of the financial statements.

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------


                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                                                         MONEY MARKET FUND
                                          --------------------------------------------------------------------------------
                                                                                                            FEBRUARY 10,
                                                                                                                1993
                                            SIX MONTHS                                                    (COMMENCEMENT OF
                                              ENDED                  YEAR ENDED DECEMBER 31,               OPERATIONS) TO
                                          JUNE 30, 1998   ----------------------------------------------    DECEMBER 31,
                                           (UNAUDITED)       1997        1996        1995        1994           1993
                                          --------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    1.00     $    1.00   $    1.00   $    1.00   $    1.00      $    1.00
                                          --------------  ----------  ----------  ----------  ----------      --------
  Net investment income (loss)..........         0.02(a)       0.05(b)      0.05(c)      0.05(d)      0.03(e)         0.03(f)
  Net realized and unrealized gain
   (loss) on investments................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................         0.02          0.05        0.05        0.05        0.03           0.03
                                          --------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............        (0.02)        (0.05)      (0.05)      (0.05)      (0.03)         (0.03)
  From net realized gain on
   investments..........................           --            --          --          --          --             --
  In excess of net realized gain on
   investments..........................           --            --          --          --          --             --
  Return of capital.....................           --            --          --          --          --             --
                                          --------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................        (0.02)        (0.05)      (0.05)      (0.05)      (0.03)         (0.03)
                                          --------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........    $    1.00     $    1.00   $    1.00   $    1.00   $    1.00      $    1.00
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Total investment return  (h) +..........         2.39 %        4.96%       4.75%       5.26%       3.48%           2.6 %
                                          --------------  ----------  ----------  ----------  ----------      --------
                                          --------------  ----------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  31,461     $  26,964   $  19,794   $  14,891   $  19,474      $   3,775
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         4.80 %        4.77%       4.67%       5.15%       3.70%           2.9 %
  Without reimbursement and/or expense
   reductions ++........................         4.77 %        4.73%       4.57%       4.85%       3.64%           2.1 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%          (2.6)%
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........         0.75 %        0.75%       0.75%       0.75%       0.75%           0.2 %
  Without reimbursement and/or expense
   reductions ++........................         0.78 %        0.79%       0.85%       1.05%       0.81%           1.0 %
  Without expenses assumed by the
   Manager  (g) ++......................           --            --          --%         --%         --%           5.7 %
Ratio of interest expense to average net
 assets.................................          N/A           N/A         N/A         N/A         N/A            N/A
Portfolio turnover ++...................          N/A           N/A         N/A         N/A         N/A            N/A

--------------------------------------------------------------------------------


                                                                        GT GLOBAL
                                          ---------------------------------------------------------------------
                                                               VARIABLE INTERNATIONAL FUND
                                          ---------------------------------------------------------------------
                                                                                                 JULY 5, 1994
                                            SIX MONTHS                                         (COMMENCEMENT OF
                                               ENDED            YEAR ENDED DECEMBER 31,         OPERATIONS) TO
                                           JUNE 30, 1998   ----------------------------------    DECEMBER 31,
                                            (UNAUDITED)       1997        1996        1995           1994
                                          ---------------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....     $   12.72     $   11.91   $   11.01   $   11.25      $   12.00
                                          ---------------  ----------  ----------  ----------      --------
  Net investment income (loss)..........          0.09(a)       0.15(b)      0.05(c)      0.09(d)         0.06(e)
  Net realized and unrealized gain
   (loss) on investments................          1.24          0.68        0.89       (0.22)         (0.76)
                                          ---------------  ----------  ----------  ----------      --------
    Net increase (decrease) resulting
     from operations....................          1.33          0.83        0.94       (0.13)         (0.70)
                                          ---------------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............         (0.09)        (0.02)         --       (0.09)         (0.05)
  From net realized gain on
   investments..........................         (0.75)           --       (0.04)      (0.02)            --
  In excess of net realized gain on
   investments..........................            --            --          --          --             --
  Return of capital.....................            --            --          --          --             --
                                          ---------------  ----------  ----------  ----------      --------
    Total distributions.................         (0.84)        (0.02)      (0.04)      (0.11)         (0.05)
                                          ---------------  ----------  ----------  ----------      --------
Net asset value, end of period..........     $   13.21     $   12.72   $   11.91   $   11.01      $   11.25
                                          ---------------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------      --------
Total investment return  (h) +..........         10.58%         6.93%       8.52%      (1.14)%        (5.81)%
                                          ---------------  ----------  ----------  ----------      --------
                                          ---------------  ----------  ----------  ----------      --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   7,488     $   5,929   $   4,782   $   3,663      $   2,229
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.88%         1.22%       0.48%       0.93%          3.33 %
  Without reimbursement and/or expense
   reductions ++........................          1.15%         0.05%      (0.86)%     (1.35)%        (2.56)%
  Without expenses assumed by the
   Manager  (g) ++......................            --            --          --%         --%            -- %
Ratio of operating expenses to average
 net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5) ++..........          1.24%         1.14%       1.15%       1.25%          0.69 %
  Without reimbursement and/or expense
   reductions ++........................          1.97%         2.31%       2.49%       3.53%          6.58 %
  Without expenses assumed by the
   Manager  (g) ++......................            --            --          --%         --%            -- %
Ratio of interest expense to average net
 assets.................................          0.06%           --%         --%         --%            -- %
Portfolio turnover ++...................            76%          112%         92%        107%            17 %

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.00 for the Money Market Fund and $0.05 for the Variable International Fund (Note
     2).
 (b) Includes reimbursement of Fund operating expenses of $0.00 for the Money Market Fund and $0.06 for the Variable International Fund (Note
     2).
 (c) Includes reimbursement of Fund operating expenses of $0.00 for the Money Market Fund and $0.14 for the Variable International Fund (Note
     2).
 (d) Includes reimbursement of Fund operating expenses of $0.00 for the Money Market Fund and $0.22 for the Variable International Fund (Note
     2).
 (e) Includes reimbursement of Fund operating expenses of $0.00 for the Money Market Fund and $0.11 for the Variable International Fund (Note
     2).
 (f) Includes reimbursement of Fund operating expenses of $0.01 for the Money Market Fund (Note 2).
 (g) During the period ended December 31, 1993, the Manager voluntarily assumed certain expenses for the Funds (Note 2).
 (h) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Trusts") were reorganized as Delaware business trusts on May 29, 1998. Previously they were Massachusetts business trusts organized on May 26, 1992 and September 17, 1992, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest: GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of beneficial interest for the two companies are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Trusts' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, the Trusts' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered bases, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
Variable Global Government Income...........................      823,063       2002
Variable U.S. Government Income.............................       10,233       2005
Variable Infrastructure.....................................      203,730       2005
Variable New Pacific........................................      562,115       2003
                                                                   18,626       2005

(J) DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While the Manager has advanced certain of the Trusts' organizational costs incurred to date, the Trusts may reimburse the Manager for the amount of these advances. In the event that the Manager redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from the Manager's redemption proceeds.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable U.S. Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(O) PORTFOLIO SECURITIES LOANED
At June 30, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds as follows:

                                                                                              SIX
                                                                                             MONTHS
                                                                                             ENDED
                                                                                            JUNE 30,
                                                                     JUNE 30, 1998            1998
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $  813,736      $  889,933  $28,242
Variable Global Government Income Fund......................       169,221         180,375    4,407
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................       381,312         400,124    5,848
Variable Growth & Income Fund...............................     2,149,398       2,251,906   20,408
Variable Telecommunications Fund............................     3,387,452       3,455,600   18,613
Variable Emerging Markets Fund..............................       128,535         148,284    3,523
Variable Infrastructure Fund................................        70,844          76,500    1,513
Variable Natural Resources Fund.............................            --              --      720
Variable America Fund.......................................       350,350         365,211   10,412
Variable New Pacific Fund...................................     1,632,603       1,720,503    9,790
Variable Europe Fund........................................     2,669,145       2,827,819   22,183
Money Market Fund...........................................            --              --       --
Variable International Fund.................................       586,768         616,985    4,009

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securties whose average effective duration is restricted to 120 days or less.

(P) LINE OF CREDIT
Certain Funds advised and/or administered by the Manager, have a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Funds on a first come, first-serve basis, to borrow an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On June 30, 1998, outstanding loan balances are as follows:

GT GLOBAL
------------------------------------------------------------
Variable Strategic Income Fund..............................          $     1,000,000
Variable Global Government Income Fund......................          $       189,000
Variable America Fund.......................................          $         3,000
Variable Europe Fund........................................          $       992,000

For the six months ended June 30, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding), the average daily interest rate, interest expense for loans and other interest expense are as follows:

                                                                                 SIX MONTHS ENDED JUNE 30, 1998
                                                              ---------------------------------------------------------------------
                                                                         AVERAGE               AVERAGE DAILY
GT GLOBAL                                                       OUTSTANDING DAILY BALANCE      INTEREST RATE     INTEREST EXPENSE
------------------------------------------------------------  ------------------------------  ----------------  -------------------
Variable Strategic Income Fund..............................         $      1,347,826              6.32%            $    16,323
Variable Global Government Income Fund......................                  136,520              6.30%                  1,793
Variable U.S. Government Income Fund........................                  281,333              6.34%                  1,308
Variable Latin America Fund.................................                  698,226              6.25%                 18,178
Variable Growth & Income Fund...............................                3,196,524              6.20%                 11,569
Variable Telecommunications Fund............................                       --                --                      --
Variable Emerging Markets Fund..............................                  610,448              6.29%                 13,334
Variable Infrastructure Fund................................                       --                --                      --
Variable Natural Resources Fund.............................                  744,576              6.31%                  4,308
Variable America Fund.......................................                  886,982              6.31%                 17,249
Variable New Pacific Fund...................................                  348,375              6.24%                    483
Variable Europe Fund........................................                3,008,967              6.29%                 64,660
Money Market Fund...........................................                       --                --                      --
Variable International Fund.................................                  470,038              6.33%                  2,150


GT GLOBAL                                                      OTHER INTEREST
------------------------------------------------------------  ----------------
Variable Strategic Income Fund..............................             94
Variable Global Government Income Fund......................            466
Variable U.S. Government Income Fund........................             --
Variable Latin America Fund.................................             30
Variable Growth & Income Fund...............................             30
Variable Telecommunications Fund............................             --
Variable Emerging Markets Fund..............................            720
Variable Infrastructure Fund................................            152
Variable Natural Resources Fund.............................             --
Variable America Fund.......................................             --
Variable New Pacific Fund...................................             57
Variable Europe Fund........................................            121
Money Market Fund...........................................             --
Variable International Fund.................................             90

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
A I M Advisors, Inc. ("AIM" or the "Manager") is the Funds' investment manager and administrator, and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Funds' investment sub-adviser and/or sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Funds and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Funds. All of the changes became effective as of the close of business on May 29, 1998.

The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund Variable, Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, the Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Trusts and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, is the Funds' distributor. GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                              SIX MONTHS ENDED
GT GLOBAL                                                       JUNE 30, 1998
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $ 2,292
Variable Global Government Income Fund......................           196
Variable U.S. Government Income Fund........................           549
Variable Latin America Fund.................................           638
Variable Growth & Income Fund...............................         5,301
Variable Telecommunications Fund............................         3,343
Variable Emerging Markets Fund..............................         1,800
Variable Infrastructure Fund................................        16,079
Variable Natural Resources Fund.............................         3,827
Variable America Fund.......................................         3,168
Variable New Pacific Fund...................................         1,427
Variable Europe Fund........................................         2,875
Money Market Fund...........................................         3,224
Variable International Fund.................................         1,082

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Trusts pay each of their Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year.

                                      F76

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the six months ended June 30, 1998:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $10,295,491     $ 22,940,509
Variable Global Government Income Fund......................     1,554,863         6,015,666
Variable U.S. Government Income Fund........................     6,660,617                --
Variable Latin America Fund.................................            --         2,770,323
Variable Growth & Income Fund...............................     4,157,961        12,205,499
Variable Telecommunications Fund............................            --        21,643,740
Variable Emerging Markets Fund..............................            --         6,371,673
Variable Infrastructure Fund................................            --         4,375,001
Variable Natural Resources Fund.............................            --        18,165,230
Variable America Fund.......................................            --        39,378,948
Variable New Pacific Fund...................................            --         5,725,820
Variable Europe Fund........................................            --        12,921,468
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         2,493,509

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $10,250,260     $ 22,716,060
Variable Global Government Income Fund......................     1,486,951         5,495,012
Variable U.S. Government Income Fund........................     6,599,975             5,593
Variable Latin America Fund.................................            --         9,309,082
Variable Growth & Income Fund...............................     4,787,890        13,652,754
Variable Telecommunications Fund............................            --        25,622,078
Variable Emerging Markets Fund..............................            --         9,157,929
Variable Infrastructure Fund................................            --         5,426,989
Variable Natural Resources Fund.............................            --        22,072,505
Variable America Fund.......................................            --        43,355,825
Variable New Pacific Fund...................................            --         8,170,756
Variable Europe Fund........................................            --         7,474,666
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         2,319,788

                                      F77

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1998                      YEAR ENDED
                                                                        (UNAUDITED)                   DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,062,142  $    14,359,956        2,611,339  $    35,310,968
Shares issued in connection with reinvestment of
  distributions.............................................          69,285          931,396          151,821        2,041,389
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,131,427       15,291,352        2,763,160       37,352,357
Shares repurchased..........................................      (1,364,417)     (18,437,601)      (3,005,617)     (40,609,980)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (232,990) $    (3,146,249)        (242,457) $    (3,257,623)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         191,268  $     2,165,572          380,383  $     4,229,682
Shares issued in connection with reinvestment of
  distributions.............................................          21,080          238,225           55,693          616,309
                                                              --------------  ---------------  ---------------  ---------------
                                                                     212,348        2,403,797          436,076        4,845,991
Shares repurchased..........................................        (208,040)      (2,349,067)        (606,738)      (6,739,965)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................           4,308  $        54,730         (170,662) $    (1,893,974)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         254,724  $     2,996,577          498,606  $     5,752,236
Shares issued in connection with reinvestment of
  distributions.............................................          14,377          168,832           26,692          304,964
                                                              --------------  ---------------  ---------------  ---------------
                                                                     269,101        3,165,409          525,298        6,057,200
Shares repurchased..........................................        (350,365)      (4,125,945)        (375,888)      (4,324,042)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (81,264) $      (960,536)         149,410  $     1,733,158
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         576,628  $     8,799,142        2,970,336  $    50,446,691
Shares issued in connection with reinvestment of
  distributions.............................................          34,660          451,963               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                     611,288        9,251,105        2,970,336       50,446,691
Shares repurchased..........................................      (1,047,279)     (16,316,036)      (2,821,639)     (48,320,307)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (435,991) $    (7,064,931)         148,697  $     2,126,384
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,211,098  $    44,868,308        4,454,366  $    78,690,743
Shares issued in connection with reinvestment of
  distributions.............................................          64,704        1,332,892           78,960        1,391,332
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,275,802       46,201,200        4,533,326       80,082,075
Shares repurchased..........................................      (2,231,225)     (45,299,031)      (4,032,695)     (71,425,393)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          44,577  $       902,169          500,631  $     8,656,682
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,125,090  $    23,180,834        2,426,702  $    45,966,546
Shares issued in connection with reinvestment of
  distributions.............................................         292,704        5,760,403          435,369        7,777,355
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,417,794       28,941,237        2,862,071       53,743,901
Shares repurchased..........................................      (1,438,129)     (29,717,773)      (2,644,456)     (49,940,160)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (20,335) $      (776,536)         217,615  $     3,803,741
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,995,694  $    21,937,353        4,408,199  $    64,017,931
Shares issued in connection with reinvestment of
  distributions.............................................          93,799          836,683           90,221        1,368,634
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,089,493       22,774,036        4,498,420       65,386,565
Shares repurchased..........................................      (2,390,513)     (26,418,518)      (4,305,787)     (63,118,511)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (301,020) $    (3,644,482)         192,633  $     2,268,054
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F78

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1998                      YEAR ENDED
                                                                        (UNAUDITED)                   DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................          54,702  $       948,212          361,007  $     6,149,550
Shares issued in connection with reinvestment of
  distributions.............................................           4,365           76,384           28,498          479,059
                                                              --------------  ---------------  ---------------  ---------------
                                                                      59,067        1,024,596          389,505        6,628,609
Shares repurchased..........................................        (136,297)      (2,331,627)        (222,095)      (3,775,850)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (77,230) $    (1,307,031)         167,410  $     2,852,759
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         817,259  $    15,093,904        2,023,682  $    42,194,979
Shares issued in connection with reinvestment of
  distributions.............................................         153,429        1,999,188           42,776          762,160
                                                              --------------  ---------------  ---------------  ---------------
                                                                     970,688       17,093,092        2,066,458       42,957,139
Shares repurchased..........................................      (1,014,401)     (18,614,037)      (2,016,632)     (41,865,469)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (43,713) $    (1,520,945)          49,826  $     1,091,670
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,631,552  $    36,768,133        2,483,444  $    49,803,360
Shares issued in connection with reinvestment of
  distributions.............................................         307,353        6,036,408           93,176        1,750,776
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,938,905       42,804,541        2,576,620       51,554,136
Shares repurchased..........................................      (1,795,102)     (40,487,917)      (2,660,773)     (53,234,901)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         143,803  $     2,316,624          (84,153) $    (1,680,765)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       8,938,545  $    85,305,904       11,514,400  $   181,130,875
Shares issued in connection with reinvestment of
  distributions.............................................          42,293          351,881           17,420          306,408
                                                              --------------  ---------------  ---------------  ---------------
                                                                   8,980,838       85,657,785       11,531,820      181,437,283
Shares repurchased..........................................      (9,126,322)     (88,162,829)     (11,774,960)    (187,117,722)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (145,484) $    (2,505,044)        (243,140) $    (5,680,439)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       5,821,275  $   151,699,130        6,563,342  $   144,699,282
Shares issued in connection with reinvestment of
  distributions.............................................         158,305        3,979,782          115,031        2,473,175
                                                              --------------  ---------------  ---------------  ---------------
                                                                   5,979,580      155,678,912        6,678,373      147,172,457
Shares repurchased..........................................      (5,588,996)    (147,539,729)      (6,610,990)    (146,386,879)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         390,584  $     8,139,183           67,383  $       785,578
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     341,455,359  $   341,455,359      523,529,726  $   523,529,726
Shares issued in connection with reinvestment of
  distributions.............................................         665,409          665,409          988,414          988,414
                                                              --------------  ---------------  ---------------  ---------------
                                                                 342,120,768      342,120,768      524,518,140      524,518,140
Shares repurchased..........................................    (337,623,895)    (337,623,895)    (517,347,993)    (517,347,993)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................       4,496,873  $     4,496,873        7,170,147  $     7,170,147
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,661,078  $    36,610,157        2,840,820  $    35,258,127
Shares issued in connection with reinvestment of
  distributions.............................................          40,537          528,201              621            7,912
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,701,615       37,138,358        2,841,441       35,266,039
Shares repurchased..........................................      (2,600,850)     (35,783,290)      (2,776,796)     (34,648,323)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         100,765  $     1,355,068           64,645  $       617,716
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F79

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                              SIX MONTHS ENDED
GT GLOBAL                                                       JUNE 30, 1998
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $   --
Variable Global Government Income Fund......................           --
Variable U.S. Government Income Fund........................           --
Variable Latin America Fund.................................           --
Variable Growth & Income Fund...............................        1,237
Variable Telecommunications Fund............................        1,971
Variable Emerging Markets Fund..............................          828
Variable Infrastructure Fund................................          352
Variable Natural Resources Fund.............................        4,656
Variable America Fund.......................................        2,656
Variable New Pacific Fund...................................        4,722
Variable Europe Fund........................................          998
Money Market Fund...........................................           --
Variable International Fund.................................          232

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. On June 30, 1998, there were no investments in affiliated companies.

                                      F80

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

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